SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT (No. 033-06516)
	UNDER THE SECURITIES ACT OF 1933	[X]
	Pre-Effective Amendment No.	[ ]
	Post-Effective Amendment No. 91	[X]
and
REGISTRATION STATEMENT (No. 811-04707)
	UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
	Amendment No. 93	[X]

Fidelity Advisor Series II
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number: 617-563-7000

Scott C. Goebel, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective
( )	immediately upon filing pursuant to paragraph (b).
(X)	on (October 30, 2010) pursuant to paragraph (b) at 5:30 p.m. Eastern Time.
( )	60 days after filing pursuant to paragraph (a)(1) at 5:30 p.m. Eastern Time.
( )	on ( ) pursuant to paragraph (a)(1) of Rule 485 at 5:30 p.m. Eastern Time.
( )	75 days after filing pursuant to paragraph (a)(2) at 5:30 p.m. Eastern Time.
( )	on ( ) pursuant to paragraph (a)(2) of Rule 485 at 5:30 p.m. Eastern Time.

If appropriate, check the following box:
( )	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Supplement to the
Fidelity AdvisorSM Intermediate Bond Fund
Class A, Class T, Class B, and Class C
October 30, 2010
Prospectus

Effective on or about January 7, 2011, for purchases on and after that date, certain changes to the finder's fee program, including removal of the Class A contingent deferred sales charge (CDSC) with respect to which shares on which a finder's fee was paid, will be implemented (except with respect to shares recordkept in a Fidelity Advisor 401(k) Retirement Plan).

On or about January 7, 2011, the following replaces similar information found under the "Fund Distribution" section beginning on page 28.

Sales Charges and Concessions - Class A

	Sales Charge

	As a % of offering priceA	As an approximate % of net amount investedA	Investment professional concession as % of offering price
Less than $50,000B	2.75%	2.83%	2.25%
$50,000 but less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 or more	None	None	finder's feeC

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B Purchases of $5.00 or less will not pay a sales charge.

C Investment professionals may be paid an asset-based fee monthly over 18 months. Certain conditions and exceptions apply. See "Finder's Fees" on page 34.

LTB-10-02 October 30, 2010
1.756204.124

When exchanging Class A shares of one fund for Class A shares of another Fidelity fund that offers Advisor classes of shares or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, your Class A shares retain the CDSC schedule in effect when they were originally bought.

Sales Charges and Concessions - Class T

	Sales Charge

	As a % of offering priceA	As an approximate % of net amount investedA	Investment professional concession as % of offering price
Less than $50,000	2.75%	2.83%	2.25%
$50,000 but less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 or more	None	None	0.25%B

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B Certain conditions and exceptions apply. See "Finder's Fees" on page 34.

Investments in Class T shares of $250,000 or more may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 0.25%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class T shares of one fund for Class T shares of another Fidelity fund that offers Advisor classes of shares or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, your Class T shares retain the CDSC schedule in effect when they were originally bought.

On or about January 7, 2011, the following replaces similar information found under the "Fund Distribution" section on page 32.

The CDSC, if any, for Class A, Class T, Class B, and Class C shares will be calculated based on the lesser of the cost of each class's shares, as applicable, at the initial date of purchase or the value of those shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A, Class T, Class B, and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, shares representing reinvested dividends and capital gains will be redeemed first, followed by those shares that have been held for the longest period of time, provided that Class A shares not subject to a CDSC will be redeemed before Class A shares subject to a CDSC, even if the Class A shares subject to a CDSC have been held longer.

On or about January 7, 2011, the following replaces similar information found under the "Fund Distribution" section beginning on page 34.

Finder's Fees. Finder's fees may be paid to investment professionals who sell Class A and Class T shares in purchase amounts of $250,000 or more. For Class A share purchases, investment professionals may be compensated monthly, up to 18 months, with a finder's fee at an annual rate of 0.40% of such Class A share's average net assets throughout the month (up to 0.60% in the aggregate). Finder's fee payments will cease upon the earlier of a redemption (including an exchange, except for an exchange to another fund with the same finder's fee rate) of such Class A shares or the expiration of 18 months. For Class T share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.

Investment professionals may be eligible for a finder's fee on the following purchases of Class A and Class T shares made through broker-dealers and banks: a trade that brings the value of the accumulated account(s) of an investor, including a 403(b) program or an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)), over $250,000; a trade for an investor with an accumulated account value of $250,000 or more; and an incremental trade toward an investor's Letter. Accumulated account value for purposes of finder's fees eligibility is determined the same as it is for Rights of Accumulation. Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund are not counted for this purpose unless acquired by exchange from any Fidelity fund that offers Advisor classes of shares. For information, see "Combined Purchase, Rights of Accumulation, and Letter of Intent Programs" above.

Finder's fees are not paid in connection with purchases of Class A or Class T shares by insurance company separate accounts, the Fidelity Investments Charitable Gift Fund, or managed account programs that charge an asset-based fee, or purchases of Class A or Class T shares made with the proceeds from the redemption of shares of any Fidelity fund or any retirement plan recordkept at Fidelity.

Investment professionals should contact Fidelity in advance to determine if they qualify to receive a finder's fee.

Finder's Fees (Fidelity Advisor 401(k) Retirement Plans only). Finder's fees will be paid in connection with shares recordkept in a Fidelity Advisor 401(k) Retirement Plan only at the time of the initial conversion of assets. For Class A conversions to a Fidelity Advisor 401(k) Retirement Plan, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.75% of the purchase amount for purchases of $1 million but less than $4 million, 0.50% of the purchase amount for purchases of $4 million but less than $25 million, and 0.25% of the purchase amount for purchases of $25 million or more. When a finder's fee is paid, the investment professional concession as a percentage of the offering price is paid at a blended rate. Such Class A purchases may be subject, upon redemption, to a CDSC of 0.75% if redeemed less than 18 months after purchase. For Class T conversions of $1 million or more to a Fidelity Advisor 401(k) Retirement Plan, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount. Such Class T purchases may be subject, upon redemption, to a CDSC of 0.25% if redeemed less than one year after purchase. Such Class A and Class T purchases may be subject to a CDSC upon redemption for any reason, including failure to maintain the account minimum, and the actual CDSC you pay may be higher or lower than the stated percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Investment professionals should contact Fidelity for more information.

On or about January 7, 2011, the following replaces similar information found under the "Fund Distribution" section on page 36.

Except as provided below, FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services. For purchases of Class A shares on which a finder's fee is paid to intermediaries, after the first 18 months of investment, FDC may reallow up to the full amount of the 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Fidelity AdvisorSM Intermediate Bond Fund

Class/Ticker
A/FDIAX	T/FTBRX	B/FIBBX	C/FNBCX

Prospectus

October 30, 2010

Contents

Fund Summary	<Click Here>	Fidelity Advisor Intermediate Bond Fund
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Additional Information about the Purchase and Sale of Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights
	<Click Here>	Additional Information about the Index

Prospectus

Fund Summary

Fund/Class:
Fidelity AdvisorSM Intermediate Bond Fund/A, T, B, C

Investment Objective

The fund seeks to provide a high rate of income.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other Fidelity funds. More information about these and other discounts is available from your investment professional and in the Fund Distribution section beginning on page <Click Here> of the prospectus.

Shareholder fees (fees paid directly from your investment)

Class A

Class T

Class B

Class C

Maximum sales charge (load) on purchases (as a % of offering price)	2.75%	2.75%	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	NoneA	NoneA	3.00%B	1.00%C

A Effective on or about January 7, 2011, Class A and Class T purchases of $250,000 or more will not be subject to a front-end sales charge, and such Class T purchases and certain Class A purchases not subject to a front-end sales charge may be subject, upon redemption, to a contingent deferred sales charge (CDSC) of 0.25% or 0.75%, respectively; prior thereto, Class A and Class T purchases of $1 million or more will not be subject to a front-end sales charge and such Class A and Class T purchases may be subject, upon redemption, to a CDSC of 0.75% or 0.25%, respectively.

B Declines over 3 years from 3.00% to 0%.

C On Class C shares redeemed less than one year after purchase.

Annual class operating expenses
(expenses that you pay each year as a % of the value of your investment)

Class A

Class T

Class B

Class C

Management fee	0.32%	0.32%	0.32%	0.32%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.90%	1.00%
Other expenses	0.28%	0.24%	0.33%	0.24%
Total annual operating expenses	0.85%	0.81%	1.55%	1.56%

Prospectus

Fund Summary - continued

This example helps compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated and if you hold your shares:

Class A

Class T

Class B

Class C

	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$ 359	$ 359	$ 355	$ 355	$ 458	$ 158	$ 259	$ 159
3 years	$ 539	$ 539	$ 527	$ 527	$ 590	$ 490	$ 493	$ 493
5 years	$ 733	$ 733	$ 712	$ 712	$ 763	$ 763	$ 850	$ 850
10 years	$ 1,295	$ 1,295	$ 1,249	$ 1,249	$ 1,326	$ 1,326	$ 1,856	$ 1,856

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 107% of the average value of its portfolio.

Principal Investment Strategies

  Normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
  Managing the fund to have similar overall interest rate risk to the Barclays Capital U.S. Intermediate Government/Credit Bond Index.
  Normally maintaining a dollar-weighted average maturity between three and 10 years.
  Allocating assets across different market sectors and maturities.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default) and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.

Prospectus

  Investing in Fidelity's central funds (specialized investment vehicles used by Fidelity funds to invest in particular security types or investment disciplines).

Principal Investment Risks

  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the Additional Information about the Index section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.advisor.fidelity.com for updated return information.

Prospectus

Fund Summary - continued

Year-by-Year Returns

The returns in the bar chart do not reflect any applicable sales charges; if sales charges were reflected, returns would be lower than those shown.

Calendar Years	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
	9.51%	7.92%	10.06%	4.63%	3.43%	1.51%	4.05%	3.18%	-7.31%	17.26%

During the periods shown in the chart for Class A:	Returns	Quarter ended
Highest Quarter Return	6.93%	June 30, 2009
Lowest Quarter Return	-3.66%	December 31, 2008
Year-to-Date Return	8.93%	September 30, 2010

Average Annual Returns

Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Class A are shown in the table below and after-tax returns for other classes will vary. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

Prospectus

For the periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years
Class A - Return Before Taxes	14.04%	2.87%	4.95%
Return After Taxes on Distributions	12.31%	1.35%	3.21%
Return After Taxes on Distributions and Sale of Fund Shares	9.06%	1.55%	3.20%
Class T - Return Before Taxes	14.07%	2.85%	4.88%
Class B - Return Before Taxes	13.49%	2.84%	4.92%
Class C - Return Before Taxes	15.47%	2.62%	4.38%
Barclays Capital U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	5.24%	4.66%	5.93%

Investment Advisers

Fidelity Management & Research Company (FMR) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers of FMR serve as sub-advisers for the fund.

Portfolio Manager(s)

Robert Galusza (lead portfolio manager) has managed the fund since July 2009.

Ford O'Neil (co-manager) has managed the fund since December 2004.

Purchase and Sale of Shares

You may buy or sell Class A, Class T, Class B, and Class C shares of the fund through a retirement account or through an investment professional. You may buy or sell shares in various ways:

Internet www.advisor.fidelity.com
Phone To reach a Fidelity representative 1-877-208-0098
Mail
Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

Subject to certain limited exceptions described in the Additional Information about the Purchase and Sale of Shares section of the prospectus, the fund no longer accepts investments in Class B shares. Any purchase order for Class B shares of the fund (other than from an existing Class B shareholder pursuant to an exchange or the reinvestment of dividends and capital gain distributions paid on Class B shares) will be deemed to be a purchase order for Class A shares of the fund and will be subject to any applicable Class A front-end sales charge.

The price to buy one share of Class A or Class T is its offering price, if you pay a front-end sales charge, or its net asset value per share (NAV), if you qualify for a front-end sales charge waiver. The price to buy one share of Class B or Class C is its NAV. Your shares will be bought at the offering price or NAV, as applicable, next calculated after your order is received in proper form.

Prospectus

Fund Summary - continued

The price to sell one share of Class A, Class T, Class B, or Class C is its NAV, minus any applicable contingent deferred sales charge (CDSC). Your shares will be sold at the NAV next calculated after your order is received in proper form, minus any applicable CDSC.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity Advisor Traditional IRA, Roth IRA, Rollover IRA, Simplified Employee Pension-IRA, and Keogh accounts	$500
Through a regular investment plan established at the time the fund position is opened	$100

The fund may waive or lower purchase minimums in other circumstances.

After a maximum of four years from the initial purchase date, Class B shares convert automatically to Class A shares of the fund at NAV.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, FMR, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, including banks, broker-dealers, or other service-providers (who may be affiliated with FMR or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Prospectus

Fund Basics

Investment Details

Investment Objective

The fund seeks to provide a high rate of income.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

FMR uses the Barclays Capital U.S. Intermediate Government/Credit Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index.

FMR considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, FMR considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

In addition, the fund normally maintains a dollar-weighted average maturity between three and 10 years. As of August 31, 2010, the fund's dollar-weighted average maturity was approximately 5.3 years and the index's dollar-weighted average maturity was approximately 4.5 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

FMR allocates assets among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument or components of the index underlying the derivative, and forward-settling securities. FMR may invest a significant portion of the fund's assets in these types of investments. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, and futures contracts (both long and short positions) on securities and indexes. Depending on FMR's outlook and market conditions, FMR may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index. Government legislation or regulation of derivatives could affect the fund's use of derivatives and could limit the fund's ability to pursue its investment strategies.

Prospectus

Fund Basics - continued

To earn additional income for the fund, FMR may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

FMR uses central funds to help invest the fund's assets. Central funds are specialized investment vehicles managed by FMR affiliates that are designed to be used by Fidelity funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buying bonds directly the fund might invest in a central fund that buys bonds. Fidelity does not charge any additional management fees for central funds. Central funds offer exposure to some or all of the following types of investment-grade and lower-quality debt securities: corporate bonds, mortgage and other asset-backed securities, floating rate loans, and BB-rated securities. Central funds may also focus on other types of securities.

In addition to the principal investment strategies discussed above, FMR may invest the fund's assets in lower-quality debt securities.

If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, mortgage and other asset-backed securities, and other securities that FMR believes have debt-like characteristics, including hybrids and synthetic securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Derivatives are investments whose values are tied to an underlying asset, instrument, or index. Derivatives include futures, options, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of a security or index) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. Payment and delivery take place after the customary settlement period.

Central funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees to Fidelity. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Prospectus

Principal Investment Risks

Many factors affect the fund's performance. The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes.

Prospectus

Fund Basics - continued

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty.

Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The following policy is fundamental, that is, subject to change only by shareholder approval:

The fund seeks to provide a high rate of income.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

The fund normally invests at least 80% of its assets in investment-grade debt securities of all types and repurchase agreements for those securities.

Valuing Shares

The fund is open for business each day the NYSE is open.

A class's NAV is the value of a single share. Fidelity normally calculates each class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing each class's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

Prospectus

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets presents time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Additional Information about the Purchase and Sale of Shares

General Information

Subject to certain limited exceptions described below, the fund no longer accepts investments in Class B shares. Existing Class B shareholders may continue (i) to hold their Class B shares (including any Class B shares acquired pursuant to an exchange or the reinvestment of dividends and capital gain distributions), (ii) to exchange their Class B shares for Class B shares of other Fidelity funds that offer Advisor classes of shares or for Advisor B Class shares of Treasury Fund, and (iii) to add to their accounts through the reinvestment of dividends and capital gain distributions paid on Class B shares (including through the Directed Dividends® option), in each case until those Class B shares automatically convert to Class A shares under the existing conversion schedule. Any purchase order for Class B shares of the fund (other than pursuant to an exchange or the reinvestment of dividends and capital gain distributions) will be deemed to be a purchase order for Class A shares of the fund and will be subject to any applicable Class A front-end sales charge. For purposes of determining the applicable Class A sales charge, the value of a shareholder's account will be deemed to include the value of all applicable shares, including Class B shares, in all eligible accounts. For more information, please see the Fund Distribution section of the prospectus.

You may buy or sell Class A, Class T, Class B, or Class C shares of the fund through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging Class A, Class T, Class B, or Class C shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Class A, Class T, Class B, or Class C shares of the fund, including a transaction fee if you buy or sell Class A, Class T, Class B, or Class C shares of the fund through a broker or other investment professional.

You should include the following information with any order to buy, sell, or exchange shares:

  Your name;
  Your account number;
  Name of fund whose shares you want to buy or sell; and
  Dollar amount or number of shares you want to buy or sell.

Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Prospectus

Shareholder Information - continued

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Prospectus

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Shareholder Information - continued

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

The price to buy one share of Class A or Class T is its offering price or its NAV, depending on whether you pay a front-end sales charge.

The price to buy one share of Class B or Class C is its NAV. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption.

If you pay a front-end sales charge, your price will be Class A's or Class T's offering price. When you buy Class A or Class T shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class T shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class T's NAV.

The offering price of Class A or Class T is its NAV plus the sales charge. The offering price is calculated by dividing Class A's or Class T's NAV by the difference between one and the applicable front-end sales charge percentage and rounding to the nearest cent.

The dollar amount of the sales charge for Class A or Class T is the difference between the offering price of the shares purchased and the NAV of those shares. Since the offering price per share is calculated to the nearest cent using standard rounding criteria, the percentage sales charge you actually pay may be higher or lower than the sales charge percentages shown in this prospectus due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Your investment professional can help you choose the class of shares that best suits your investment needs.

Your shares will be bought at the offering price or NAV, as applicable, next calculated after your order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the offering price or NAV, as applicable, next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Prospectus

There is no minimum balance or purchase minimum for (i) certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity systematic withdrawal service, or (ii) certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with FDC. In addition, the fund may waive or lower purchase minimums in other circumstances.

Purchase and balance minimums are waived for purchases of Class T shares with distributions from a Fidelity Defined Trust account.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Class A, Class T, Class B, or Class C is its NAV, minus any applicable CDSC.

Any applicable CDSC is calculated based on your original redemption amount.

Your shares will be sold at the NAV next calculated after your order is received in proper form, minus any applicable CDSC. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

Prospectus

Shareholder Information - continued

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary, minus any applicable CDSC. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares;
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address;
  When you are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Prospectus

To sell shares issued with certificates, call Fidelity for instructions. The fund no longer issues share certificates.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a Class A shareholder, you have the privilege of exchanging Class A shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund.

As a Class T shareholder, you have the privilege of exchanging Class T shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund. If you purchased your Class T shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class T shares for shares of Fidelity Capital Appreciation Fund.

As a Class B shareholder, you have the privilege of exchanging Class B shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares or for Advisor B Class shares of Treasury Fund.

As a Class C shareholder, you have the privilege of exchanging Class C shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares or for Advisor C Class shares of Treasury Fund.

Through your investment professional, you may also move between certain share classes of the same fund. For more information, see the statement of additional information (SAI) or consult your investment professional.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Any exchanges of Class A, Class T, Class B, and Class C shares are not subject to a CDSC.
  Before exchanging into a fund or class, read its prospectus.
  The fund or class you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.

Prospectus

Shareholder Information - continued

  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features may be available to buy and sell shares of the fund. Visit www.advisor.fidelity.com or contact your investment professional for more information.

Electronic Funds Transfer (Fidelity Advisor Money Line®): electronic money movement through the Automated Clearing House

• To transfer money between a bank account and your fund account.

• You can use electronic funds transfer to:

- Make periodic (automatic) purchases of shares.
- Make periodic (automatic) redemptions of shares.

Wire: electronic money movement through the Federal Reserve wire system • To transfer money between a bank account and your fund account.

Automatic Transactions: periodic (automatic) transactions

• To make contributions from your fund account to your Fidelity Advisor IRA.

• To sell shares of a Fidelity money market fund and simultaneously to buy shares of a Fidelity fund that offers Advisor classes of shares.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Prospectus

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-877-208-0098 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, call Fidelity at 1-877-208-0098.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

If your fund balance falls below $1,000 worth of shares for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV, minus any applicable CDSC, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in October and December.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

When you buy shares, your method of payment will determine when dividends begin to accrue. For example, shares purchased through an investment professional using the National Securities Clearing Corporation generally begin to earn dividends on the day the fund receives payment for those shares. Shares purchased through an investment professional by any other method generally begin to earn dividends on the first business day following the day the fund receives payment. If you purchase your shares directly from the fund by check or wire, those shares generally begin to earn dividends on the first business day following the day you placed your purchase order.

Prospectus

Shareholder Information - continued

Shares sold through an investment professional using the National Securities Clearing Corporation generally earn dividends until, but not including, the day redemption proceeds are processed. Shares sold through an investment professional by any other method generally earn dividends until, but not including, the first business day following the day redemption proceeds are processed. Shares sold other than through an investment professional generally earn dividends until, but not including, the first business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for each class:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends Option. Your dividends will be automatically invested in the same class of shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of certain identically registered Fidelity funds. Your capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of certain identically registered Fidelity funds, automatically reinvested in additional shares of the same class of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Prospectus

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in the same class of shares of another Fidelity fund that offers Advisor classes of shares or shares of certain Fidelity funds, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2009, FMR had approximately $1.3 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FIMM serves as a sub-adviser for the fund. FIMM has day-to-day responsibility for choosing investments for the fund.

FIMM is an affiliate of FMR. As of December 31, 2009, FIMM had approximately $639.1 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Other investment advisers assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, 4th Floor, London, EC4M 7LS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2009, FMR U.K. had approximately $11.3 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR U.K. is an affiliate of FMR.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2009, FMR H.K. had approximately $1.8 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of FMR.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of FMR.

Robert Galusza is lead portfolio manager of the fund, which he has managed since July 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 1987, Mr. Galusza has worked as a research analyst and portfolio manager.

Ford O'Neil is co-manager of the fund, which he has managed since December 2004. He also manages other Fidelity funds. Since joining Fidelity Investments in 1990, Mr. O'Neil has worked as a research analyst and portfolio manager.

Prospectus

Fund Services - continued

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Messrs. Galusza and O'Neil.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For August 2010, the group fee rate was 0.12%. The individual fund fee rate is 0.20%.

The total management fee for the fiscal year ended August 31, 2010, was 0.32% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

FMR pays FIMM, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2010.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

FMR has voluntarily agreed to reimburse Class A, Class T, Class B, and Class C of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the following rates:

Prospectus

Class A

Class T

Class B

Class C

Rate	0.93%	0.93%	1.58%	1.68%
Effective Date	4/1/07	2/1/05	2/1/05	2/1/05

These arrangements may be discontinued by FMR at any time.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes each class's shares.

Intermediaries, including banks, broker-dealers, and other service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares. This compensation may take the form of:

  sales charges and concessions
  distribution and/or service (12b-1) fees
  finder's fees
  payments for additional distribution-related activities and/or shareholder services payments for educational seminars and training, including seminars sponsored by FMR or an affiliate, or by an intermediary

These payments are described in more detail in this section and in the SAI.

You may pay a sales charge when you buy or sell your Class A, Class T, Class B, or Class C shares.

FDC collects the sales charge.

As described in detail in this section, you may be entitled to a waiver of your sales charge, or to pay a reduced sales charge, when you buy or sell Class A, Class T, Class B, or Class C shares. In the event of changes in sales charges, sales charges, if any, in effect at the time of purchase generally will apply.

The front-end sales charge will be reduced for purchases of Class A and Class T shares according to the sales charge schedules below.

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Sales Charges and Concessions - Class A

	Sales Charge

	As a % of offering priceA	As an approximate % of net amount investedA	Investment professional concession as % of offering price
Less than $50,000B	2.75%	2.83%	2.25%
$50,000 but less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 but less than $500,000	1.50%	1.52%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	1.00%
$1,000,000 but less than $4,000,000	None	None	0.75%C
$4,000,000 but less than $25,000,000	None	None	0.50%C
$25,000,000 or more	None	None	0.25%C

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B Purchases of $5.00 or less will not pay a sales charge.

C Certain conditions and exceptions apply. See "Finder's Fees" on page <Click Here>.

Investments in Class A shares of $1 million or more may, upon redemption less than 18 months after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 0.75%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class A shares of one fund for Class A shares of another Fidelity fund that offers Advisor classes of shares or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, your Class A shares retain the CDSC schedule in effect when they were originally bought.

Sales Charges and Concessions - Class T

	Sales Charge

	As a % of offering priceA	As an approximate % of net amount investedA	Investment professional concession as % of offering price
Less than $50,000	2.75%	2.83%	2.25%
$50,000 but less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 but less than $500,000	1.50%	1.52%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	1.00%
$1,000,000 or more	None	None	0.25%B

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B Certain conditions and exceptions apply. See "Finder's Fees" on page <Click Here>.

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Investments in Class T shares of $1 million or more may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 0.25%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class T shares of one fund for Class T shares of another Fidelity fund that offers Advisor classes of shares or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, your Class T shares retain the CDSC schedule in effect when they were originally bought.

Class A or Class T shares purchased by an individual or company through the Combined Purchase, Rights of Accumulation, or Letter of Intent program may receive a reduced front-end sales charge according to the sales charge schedules above. To qualify for a Class A or Class T front-end sales charge reduction under one of these programs, you must notify Fidelity in advance of your purchase.

Combined Purchase, Rights of Accumulation, and Letter of Intent Programs. The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Combined Purchase and Rights of Accumulation program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or parent-subsidiary group of "employee benefit plans" (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code). The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Letter of Intent program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)); an IRA or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans); plans investing through the Fidelity Advisor 403(b) program; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).

Combined Purchase. To receive a Class A or Class T front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class T shares with purchases of: (i) Class A, Class T, Class B, and Class C shares of any Fidelity fund that offers Advisor classes of shares, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, and (iii) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. For your purchases to be aggregated for the purpose of qualifying for the Combined Purchase program, they must be made on the same day through one intermediary.

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Rights of Accumulation. To receive a Class A or Class T front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class T shares the current value of your holdings in: (i) Class A, Class T, Class B, and Class C shares of any Fidelity fund that offers Advisor classes of shares, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, (iii) Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund acquired by exchange from any Fidelity fund that offers Advisor classes of shares, (iv) Class O shares of Fidelity Advisor Diversified Stock Fund and Fidelity Advisor Capital Development Fund, and (v) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. The current value of your holdings is determined at the NAV at the close of business on the day prior to your purchase of Class A or Class T shares. The current value of your holdings will be added to your purchase of Class A or Class T shares for the purpose of qualifying for the Rights of Accumulation program. For your purchases and holdings to be aggregated for the purpose of qualifying for the Rights of Accumulation program, they must have been made through one intermediary.

Letter of Intent. You may receive a Class A or Class T front-end sales charge reduction on your purchases of Class A and Class T shares made during a 13-month period by signing a Letter of Intent (Letter). File your Letter with Fidelity no later than the date of the initial purchase toward completing your Letter. Each Class A or Class T purchase you make toward completing your Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter: (i) Class A and Class T shares of any Fidelity fund that offers Advisor classes of shares (except those acquired by exchange from Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund that had been previously exchanged from a Fidelity fund that offers Advisor classes of shares), (ii) Class B and Class C shares of any Fidelity fund that offers Advisor classes of shares, (iii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, and (iv) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter. For your purchases to be aggregated for the purpose of completing your Letter, they must be made through one intermediary. Your initial purchase toward completing your Letter must be at least 5% of the total investment specified in your Letter. Fidelity will register Class A or Class T shares equal to 5% of the total investment specified in your Letter in your name and will hold those shares in escrow. You will earn income, dividends and capital gain distributions on escrowed Class A and Class T shares. The escrow will be released when you complete your Letter. You are not obligated to complete your Letter. If you do not complete your Letter, you must pay the increased front-end sales charges due in accordance with the sales charge schedule in effect when your shares were originally bought. Fidelity may redeem sufficient escrowed Class A or Class T shares to pay any applicable front-end sales charges. If you purchase more than the amount specified in your Letter and qualify for additional Class A or Class T front-end sales charge reductions, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months and the surplus amount will be applied to your purchase of additional Class A or Class T shares at the then-current offering price applicable to the total investment.

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Detailed information about these programs also is available on www.advisor.fidelity.com. In order to obtain the benefit of a front-end sales charge reduction for which you may be eligible, you may need to inform your investment professional of other accounts you, your spouse, or your children maintain with your investment professional or other investment professionals from the same intermediary.

Class B shares may, upon redemption for any reason, including failure to maintain the account minimum, be assessed a CDSC based on the following schedule:

From Date of Purchase
Contingent Deferred Sales ChargeA
Less than 1 year	3%
1 year to less than 2 years	2%
2 years to less than 3 years	1%
3 years to less than 4 yearsB	0%

A The actual CDSC you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B After a maximum of four years, Class B shares will convert automatically to Class A shares of the fund.

When exchanging Class B shares of one fund for Class B shares of another Fidelity fund that offers Advisor classes of shares or Advisor B Class shares of Treasury Fund, your Class B shares retain the CDSC schedule in effect when they were originally bought.

Except as provided below, investment professionals receive as compensation from FDC, at the time of sale, a concession equal to 2.00% of your purchase of Class B shares. For purchases of Class B shares through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

Class C shares may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

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Except as provided below, investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

The CDSC for Class A, Class T, Class B, and Class C shares will be calculated based on the lesser of the cost of each class's shares, as applicable, at the initial date of purchase or the value of those shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A, Class T, Class B, and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, shares representing reinvested dividends and capital gains will be redeemed first, followed by those shares that have been held for the longest period of time.

A front-end sales charge will not apply to the following Class A or Class T shares:

1. Purchased for an employee benefit plan other than a plan investing through the Fidelity Advisor 403(b) program. For this purpose, employee benefit plans generally include 401(a), 401(k), 403(b), and 457(b) governmental plans, but do not include: IRAs, SIMPLE, SEP, or SARSEP plans; or health savings accounts;

2. Purchased for an insurance company separate account;

3. Purchased for managed account programs that charge an asset-based fee by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department;

4. Purchased with the proceeds of a redemption of Fidelity or Fidelity Advisor fund shares held in (i) an insurance company separate account, or (ii) an employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor 403(b) program), the proceeds of which must be reinvested directly into Fidelity Advisor fund shares;

5. Purchased with any proceeds of a distribution from a Fidelity recordkept employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor 403(b) program) that is rolled directly into a Fidelity Advisor IRA;

6. Purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;

7. Purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director or regular employee of FMR LLC or FIL Limited or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

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8. Purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more, or, a charitable remainder trust or life income pool established for the benefit of a charitable organization;

9. Purchased by the Fidelity Investments Charitable Gift Fund;

10. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of intermediaries having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of intermediaries having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;

11. Purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts;

12. Purchased to repay a loan against Class A, Class T, or Class B shares held in the investor's Fidelity Advisor 403(b) program;

13. Purchased for health savings account programs by a broker-dealer, registered investment adviser, insurance company, trust institution, or bank trust department; or

14. (Applicable only to Class A purchases after October 23, 2009) Purchased by a shareholder who redeemed Destiny Plan assets and received the proceeds in the form of directly held shares of a Fidelity Advisor fund after September 30, 2008.

Pursuant to Rule 22d-1 under the Investment Company Act of 1940 (1940 Act), FDC exercises its right to waive Class A's and Class T's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. FDC also exercises its right to waive Class A's front-end sales charge on purchases of $5.00 or less.

The CDSC may be waived on the redemption of shares (applies to Class A, Class T, Class B, and Class C, unless otherwise noted):

1. For disability or death;

2. From employer-sponsored retirement plans (except SIMPLE IRAs, SEPs, and SARSEPs) starting the year in which age 70 1/2 is attained;

3. For minimum required distributions from Traditional IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, and SARSEPs (excludes Roth accounts) starting the year in which age 70 1/2 is attained;

4. Through the Fidelity Advisor Systematic Withdrawal Program, if the amount does not exceed 12% of the account balance in a rolling 12-month period;

5. (Applicable to Class A and Class T only) Held by insurance company separate accounts;

6. (Applicable to Class A and Class T only) From an employee benefit plan (except SIMPLE IRAs, SEPs, SARSEPs, and plans covering self-employed individuals and their employees) or 403(b) programs (except Fidelity Advisor 403(b) programs for which Fidelity or an affiliate serves as custodian);

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7. (Applicable to Class A and Class T only) Purchased by the Fidelity Investments Charitable Gift Fund;

8. (Applicable to Class A and Class T only) On which a finder's fee was eligible to be paid to an investment professional at the time of purchase, but was not paid because payment was declined (to determine your eligibility for this CDSC waiver, please ask your investment professional if he or she received a finder's fee at the time of purchase);

9. (Applicable to Class C only) On which investment professionals did not receive a concession at the time of purchase; or

10. (Applicable to Class B only) From the Fidelity Advisor 403(b) program.

To qualify for a Class A or Class T front-end sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.

You may be required to notify Fidelity in advance of your redemption to qualify for a Class A, Class T, Class B, or Class C CDSC waiver.

Information on sales charge reductions and waivers is available free of charge on www.advisor.fidelity.com.

Finder's Fees. Finder's fees may be paid to investment professionals who sell Class A and Class T shares in purchase amounts of $1 million or more. For Class A share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.75% of the purchase amount for purchases of $1 million up to $4 million, 0.50% of the purchase amount for purchases of $4 million up to $25 million, and 0.25% of the purchase amount for purchases of $25 million or more. For Class T share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.

Investment professionals may be eligible for a finder's fee on the following purchases of Class A and Class T shares made through broker-dealers and banks: a trade that brings the value of the accumulated account(s) of an investor, including a 403(b) program or an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)), over $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million Letter. Accumulated account value for purposes of finder's fees eligibility is determined the same as it is for Rights of Accumulation. Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund are not counted for this purpose unless acquired by exchange from any Fidelity fund that offers Advisor classes of shares. For information, see "Combined Purchase, Rights of Accumulation, and Letter of Intent Programs" above.

Finder's fees are not paid in connection with purchases of Class A or Class T shares by insurance company separate accounts, the Fidelity Investments Charitable Gift Fund, or managed account programs that charge an asset-based fee, or purchases of Class A or Class T shares made with the proceeds from the redemption of shares of any Fidelity fund or any retirement plan recordkept at Fidelity.

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Investment professionals should contact Fidelity in advance to determine if they qualify to receive a finder's fee. Finder's fees will be paid in connection with shares recordkept in a Fidelity Advisor 401(k) Retirement Plan only at the time of the initial conversion of assets. Investment professionals should contact Fidelity for more information.

Reinstatement Privilege. If you have sold all or part of your Class A, Class T, or Class C shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity fund that offers Advisor classes of shares, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by reinvesting that amount in Class A, Class T, or Class C shares, as applicable. If you have sold all or part of your Class B shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in Class A shares (without incurring a front-end sales charge) of the fund or another Fidelity fund that offers Advisor classes of shares at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption.

You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class A, Class T, or Class C shares had not been redeemed. To qualify for the reinstatement privilege, you must notify Fidelity in writing in advance of your reinvestment.

Conversion Feature. After a maximum of four years from the initial date of purchase, Class B shares and any capital appreciation associated with those shares convert automatically to Class A shares of the fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class B shares bought through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares.

Class A has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class A is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A may pay this 12b-1 (distribution) fee at an annual rate of 0.15% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.15% of Class A's average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.

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In addition, pursuant to the Class A plan, Class A pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class A's average net assets throughout the month for providing shareholder support services.

Except as provided below, FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services. For purchases of Class A shares on which a finder's fee was paid to intermediaries, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Class T has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class T is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class T shares. Class T may pay this 12b-1 (distribution) fee at an annual rate of 0.15% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.15% of Class T's average net assets when the Trustees believe that it is in the best interests of Class T shareholders to do so.

In addition, pursuant to the Class T plan, Class T pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class T's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Class B has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class B is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class B shares. Class B may pay this 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class B currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.65% of its average net assets throughout the month. Class B's 12b-1 (distribution) fee rate may be increased only when the Trustees believe that it is in the best interests of Class B shareholders to do so.

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In addition, pursuant to the Class B plan, Class B pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class B's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Class C has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class C is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to the Class C plan, Class C pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets throughout the month for providing shareholder support services.

Normally, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (distribution) fees to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of this 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Any fees paid out of a class's assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to the above payments, each plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of the applicable class's shares and/or shareholder support services. FMR, directly or through FDC or one or more affiliates, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class A, Class T, Class B, and Class C. Please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

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No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

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Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each class's financial history for the past 5 years. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Fidelity Advisor Intermediate Bond Fund - Class A

Years ended August 31,	2010	2009	2008	2007	2006I	2005K
Selected Per-Share Data
Net asset value, beginning of period	$ 10.48	$ 10.31	$ 10.64	$ 10.78	$ 10.87	$ 11.34
Income from Investment Operations
Net investment incomeE	.416	.435	.457	.487	.385	.397
Net realized and unrealized gain (loss)	.793	.149H	(.319)	(.167)	(.043)	(.338)
Total from investment operations	1.209	.584	.138	.320	.342	.059
Distributions from net investment income	(.372)	(.414)	(.468)	(.460)	(.382)	(.379)
Distributions from net realized gain	(.037)	-	-	-	(.050)	(.150)
Total distributions	(.409)	(.414)	(.468)	(.460)	(.432)	(.529)
Net asset value, end of period	$ 11.28	$ 10.48	$ 10.31	$ 10.64	$ 10.78	$ 10.87
Total ReturnB,C,D	11.77%	6.05%	1.28%	2.99%	3.23%	.54%
Ratios to Average Net AssetsF,J
Expenses before reductions	.85%	.87%	.85%	.79%	.75%A	.81%
Expenses net of fee waivers, if any	.85%	.87%	.85%	.79%	.75%A	.81%
Expenses net of all reductions	.85%	.87%	.85%	.78%	.74%A	.80%
Net investment income	3.84%	4.45%	4.32%	4.52%	4.30%A	3.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 211,123	$ 195,407	$ 216,683	$ 255,591	$ 229,490	$ 219,441
Portfolio turnover rateG	107%L	73%L	81%	89%L	43%A	73%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K For the period ended October 31.

L The portfolio turnover rate excludes liquidations and/or redemptions executed in-kind from Affiliated Central Funds.

Prospectus

Appendix - continued

Fidelity Advisor Intermediate Bond Fund - Class T

Years ended August 31,	2010	2009	2008	2007	2006I	2005K
Selected Per-Share Data
Net asset value, beginning of period	$ 10.48	$ 10.32	$ 10.64	$ 10.79	$ 10.88	$ 11.35
Income from Investment Operations
Net investment incomeE	.420	.440	.462	.484	.377	.386
Net realized and unrealized gain (loss)	.803	.139H	(.310)	(.178)	(.043)	(.338)
Total from investment operations	1.223	.579	.152	.306	.334	.048
Distributions from net investment income	(.376)	(.419)	(.472)	(.456)	(.374)	(.368)
Distributions from net realized gain	(.037)	-	-	-	(.050)	(.150)
Total distributions	(.413)	(.419)	(.472)	(.456)	(.424)	(.518)
Net asset value, end of period	$ 11.29	$ 10.48	$ 10.32	$ 10.64	$ 10.79	$ 10.88
Total ReturnB,C,D	11.90%	6.00%	1.41%	2.85%	3.15%	.43%
Ratios to Average Net AssetsF,J
Expenses before reductions	.81%	.82%	.82%	.82%	.84%A	.91%
Expenses net of fee waivers, if any	.81%	.82%	.82%	.82%	.84%A	.91%
Expenses net of all reductions	.81%	.82%	.82%	.82%	.83%A	.91%
Net investment income	3.87%	4.50%	4.35%	4.48%	4.21%A	3.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 314,110	$ 290,428	$ 344,229	$ 503,737	$ 563,677	$ 622,245
Portfolio turnover rateG	107%L	73%L	81%	89%L	43%A	73%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K For the period ended October 31.

L The portfolio turnover rate excludes liquidations and/or redemptions executed in-kind from Affiliated Central Funds.

Prospectus

Fidelity Advisor Intermediate Bond Fund - Class B

Years ended August 31,	2010	2009	2008	2007	2006I	2005K
Selected Per-Share Data
Net asset value, beginning of period	$ 10.47	$ 10.30	$ 10.63	$ 10.77	$ 10.86	$ 11.33
Income from Investment Operations
Net investment incomeE	.339	.369	.385	.409	.316	.310
Net realized and unrealized gain (loss)	.794	.150H	(.318)	(.169)	(.043)	(.338)
Total from investment operations	1.133	.519	.067	.240	.273	(.028)
Distributions from net investment income	(.296)	(.349)	(.397)	(.380)	(.313)	(.292)
Distributions from net realized gain	(.037)	-	-	-	(.050)	(.150)
Total distributions	(.333)	(.349)	(.397)	(.380)	(.363)	(.442)
Net asset value, end of period	$ 11.27	$ 10.47	$ 10.30	$ 10.63	$ 10.77	$ 10.86
Total ReturnB,C,D	11.00%	5.35%	.60%	2.24%	2.57%	(.25)%
Ratios to Average Net AssetsF,J
Expenses before reductions	1.55%	1.54%	1.53%	1.52%	1.52%A	1.61%
Expenses net of fee waivers, if any	1.55%	1.54%	1.53%	1.52%	1.52%A	1.60%
Expenses net of all reductions	1.55%	1.54%	1.53%	1.52%	1.52%A	1.60%
Net investment income	3.13%	3.78%	3.64%	3.78%	3.52%A	2.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,941	$ 11,753	$ 15,141	$ 22,609	$ 46,344	$ 73,017
Portfolio turnover rateG	107%L	73%L	81%	89%L	43%A	73%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K For the period ended October 31.

L The portfolio turnover rate excludes liquidations and/or redemptions executed in-kind from Affiliated Central Funds.

Prospectus

Appendix - continued

Fidelity Advisor Intermediate Bond Fund - Class C

Years ended August 31,	2010	2009	2008	2007	2006I	2005K
Selected Per-Share Data
Net asset value, beginning of period	$ 10.46	$ 10.29	$ 10.62	$ 10.76	$ 10.85	$ 11.32
Income from Investment Operations
Net investment incomeE	.338	.364	.378	.400	.308	.301
Net realized and unrealized gain (loss)	.794	.150H	(.317)	(.167)	(.042)	(.337)
Total from investment operations	1.132	.514	.061	.233	.266	(.036)
Distributions from net investment income	(.295)	(.344)	(.391)	(.373)	(.306)	(.284)
Distributions from net realized gain	(.037)	-	-	-	(.050)	(.150)
Total distributions	(.332)	(.344)	(.391)	(.373)	(.356)	(.434)
Net asset value, end of period	$ 11.26	$ 10.46	$ 10.29	$ 10.62	$ 10.76	$ 10.85
Total ReturnB,C,D	11.00%	5.31%	.54%	2.18%	2.51%	(.33)%
Ratios to Average Net AssetsF,J
Expenses before reductions	1.56%	1.59%	1.59%	1.59%	1.60%A	1.67%
Expenses net of fee waivers, if any	1.56%	1.59%	1.59%	1.59%	1.60%A	1.67%
Expenses net of all reductions	1.56%	1.59%	1.59%	1.58%	1.60%A	1.67%
Net investment income	3.12%	3.73%	3.58%	3.72%	3.45%A	2.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 80,043	$ 63,750	$ 52,529	$ 58,693	$ 63,946	$ 74,522
Portfolio turnover rateG	107%L	73%L	81%	89%L	43%A	73%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K For the period ended October 31.

L The portfolio turnover rate excludes liquidations and/or redemptions executed in-kind from Affiliated Central Funds.

Prospectus

Additional Information about the Index

Barclays Capital U.S. Intermediate Government/Credit Bond Index is a market value-weighted index of fixed-rate investment-grade debt securities with maturities from one to ten years from the U.S. Treasury, U.S. Government-Related, and U.S. Corporate Indexes.

Prospectus

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at www.advisor.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04707

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity Investments & (Pyramid) Design, Fidelity Advisor Money Line, and Directed Dividends are registered trademarks of FMR LLC.

Fidelity Advisor is a service mark of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.728688.114 LTB-pro-1010

Fidelity AdvisorSM Intermediate Bond Fund

Class/Ticker

Institutional/EFIPX

Prospectus

October 30, 2010

Contents

Fund Summary	<Click Here>	Fidelity Advisor Intermediate Bond Fund
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Additional Information about the Purchase and Sale of Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights
	<Click Here>	Additional Information about the Index

Prospectus

Fund Summary

Fund/Class:
Fidelity AdvisorSM Intermediate Bond Fund/Institutional

Investment Objective

The fund seeks to provide a high rate of income.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund.

Shareholder fees (fees paid directly from your investment)	None

Annual class operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.32%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.25%
Total annual operating expenses	0.57%

This example helps compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 58
3 years	$ 183
5 years	$ 318
10 years	$ 714

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 107% of the average value of its portfolio.

Prospectus

Fund Summary - continued

Principal Investment Strategies

  Normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
  Managing the fund to have similar overall interest rate risk to the Barclays Capital U.S. Intermediate Government/Credit Bond Index.
  Normally maintaining a dollar-weighted average maturity between three and 10 years.
  Allocating assets across different market sectors and maturities.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default) and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Investing in Fidelity's central funds (specialized investment vehicles used by Fidelity funds to invest in particular security types or investment disciplines).

Principal Investment Risks

  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the Additional Information about the Index section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Prospectus

Visit www.advisor.fidelity.com for updated return information.

Year-by-Year Returns

Calendar Years	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
	9.69%	8.08%	10.31%	4.77%	3.58%	1.68%	4.22%	3.44%	-6.98%	17.71%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	7.02%	June 30, 2009
Lowest Quarter Return	-3.57%	December 31, 2008
Year-to-Date Return	9.12%	September 30, 2010

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class
Return Before Taxes	17.71%	3.72%	5.47%
Return After Taxes on Distributions	15.80%	2.10%	3.65%
Return After Taxes on Distributions and Sale of Fund Shares	11.43%	2.22%	3.60%
Barclays Capital U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	5.24%	4.66%	5.93%

Prospectus

Fund Summary - continued

Investment Advisers

Fidelity Management & Research Company (FMR) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers of FMR serve as sub-advisers for the fund.

Portfolio Manager(s)

Robert Galusza (lead portfolio manager) has managed the fund since July 2009.

Ford O'Neil (co-manager) has managed the fund since December 2004.

Purchase and Sale of Shares

Institutional Class eligibility requirements are listed in the Additional Information about the Purchase and Sale of Shares section of the prospectus.

You may buy or sell Institutional Class shares of the fund through a retirement account or through an investment professional. You may buy or sell shares in various ways:

Internet www.advisor.fidelity.com
Phone To reach a Fidelity representative 1-877-208-0098
Mail
Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

The price to buy one share of Institutional Class is its net asset value per share (NAV). Your shares will be bought at the NAV next calculated after your order is received in proper form.

The price to sell one share of Institutional Class is its NAV. Your shares will be sold at the NAV next calculated after your order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity Advisor Traditional IRA, Roth IRA, Rollover IRA, Simplified Employee Pension-IRA, and Keogh accounts	$500
Through a regular investment plan established at the time the fund position is opened	$100

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, FMR, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, including banks, broker-dealers, or other service-providers (who may be affiliated with FMR or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Prospectus

Fund Basics

Investment Details

Investment Objective

The fund seeks to provide a high rate of income.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

FMR uses the Barclays Capital U.S. Intermediate Government/Credit Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index.

FMR considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, FMR considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

In addition, the fund normally maintains a dollar-weighted average maturity between three and 10 years. As of August 31, 2010, the fund's dollar-weighted average maturity was approximately 5.3 years and the index's dollar-weighted average maturity was approximately 4.5 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

FMR allocates assets among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument or components of the index underlying the derivative, and forward-settling securities. FMR may invest a significant portion of the fund's assets in these types of investments. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, and futures contracts (both long and short positions) on securities and indexes. Depending on FMR's outlook and market conditions, FMR may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index. Government legislation or regulation of derivatives could affect the fund's use of derivatives and could limit the fund's ability to pursue its investment strategies.

Prospectus

Fund Basics - continued

To earn additional income for the fund, FMR may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

FMR uses central funds to help invest the fund's assets. Central funds are specialized investment vehicles managed by FMR affiliates that are designed to be used by Fidelity funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buying bonds directly the fund might invest in a central fund that buys bonds. Fidelity does not charge any additional management fees for central funds. Central funds offer exposure to some or all of the following types of investment-grade and lower-quality debt securities: corporate bonds, mortgage and other asset-backed securities, floating rate loans, and BB-rated securities. Central funds may also focus on other types of securities.

In addition to the principal investment strategies discussed above, FMR may invest the fund's assets in lower-quality debt securities.

If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, mortgage and other asset-backed securities, and other securities that FMR believes have debt-like characteristics, including hybrids and synthetic securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Derivatives are investments whose values are tied to an underlying asset, instrument, or index. Derivatives include futures, options, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of a security or index) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. Payment and delivery take place after the customary settlement period.

Central funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees to Fidelity. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Prospectus

Principal Investment Risks

Many factors affect the fund's performance. The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes.

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Fund Basics - continued

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty.

Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The following policy is fundamental, that is, subject to change only by shareholder approval:

The fund seeks to provide a high rate of income.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

The fund normally invests at least 80% of its assets in investment-grade debt securities of all types and repurchase agreements for those securities.

Valuing Shares

The fund is open for business each day the NYSE is open.

A class's NAV is the value of a single share. Fidelity normally calculates the class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing the class's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

Prospectus

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets presents time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Additional Information about the Purchase and Sale of Shares

General Information

You may buy or sell Institutional Class shares of the fund through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging Institutional Class shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Institutional Class shares of the fund, including a transaction fee if you buy or sell Institutional Class shares of the fund through a broker or other investment professional.

You should include the following information with any order to buy, sell, or exchange shares:

  Your name;
  Your account number;
  Name of fund whose shares you want to buy or sell; and
  Dollar amount or number of shares you want to buy or sell.

Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

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Shareholder Information - continued

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary  on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Prospectus

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Institutional Class shares are offered to:

1. Employee benefit plans investing through an intermediary. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor 403(b) program;

2. Insurance company separate accounts;

Prospectus

Shareholder Information - continued

3. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;

4. Current or former Trustees or officers of a Fidelity fund or current or retired officers, directors, or regular employees of FMR LLC or FIL Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, or persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

5. Qualified tuition programs for which FMR or an affiliate serves as investment manager, or mutual funds managed by Fidelity or other parties;

6. Non-U.S. public and private retirement programs and non-U.S. insurance companies, if approved by Fidelity;

7. Broker-dealer, registered investment adviser, insurance company, trust institution, and bank trust department health savings account programs; and

8. Destiny Planholders who exchange, or have exchanged, from Class O to Institutional Class of Fidelity Advisor funds.

The price to buy one share of Institutional Class is its NAV. Institutional Class shares are sold without a sales charge.

Your shares will be bought at the NAV next calculated after your order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

There is no minimum balance or purchase minimum for (i) investments through Portfolio Advisory Services, (ii) certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity systematic withdrawal service, (iii) investments through a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, or (iv) certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with FDC. In addition, the fund may waive or lower purchase minimums in other circumstances.

Prospectus

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Institutional Class shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Institutional Class is its NAV.

Your shares will be sold at the NAV next calculated after your order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares;
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address;
  When you are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity account with a different registration.

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Shareholder Information - continued

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

To sell shares issued with certificates, call Fidelity for instructions. The fund no longer issues share certificates.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As an Institutional Class shareholder, you have the privilege of exchanging your Institutional Class shares for Institutional Class shares of other Fidelity funds that offer Advisor classes of shares or for shares of Fidelity funds.

Through your investment professional, you may also move between certain share classes of the same fund. For more information, see the statement of additional information (SAI) or consult your investment professional.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Prospectus

  Before exchanging into a fund or class, read its prospectus.
  The fund or class you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features may be available to buy and sell shares of the fund. Visit www.advisor.fidelity.com or contact your investment professional for more information.

Electronic Funds Transfer (Fidelity Advisor Money Line®): electronic money movement through the Automated Clearing House

• To transfer money between a bank account and your fund account.

• You can use electronic funds transfer to:

- Make periodic (automatic) purchases of shares.
- Make periodic (automatic) redemptions of shares.

Wire: electronic money movement through the Federal Reserve wire system • To transfer money between a bank account and your fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

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Shareholder Information - continued

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-877-208-0098 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, call Fidelity at 1-877-208-0098.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

If your fund balance falls below $1,000 worth of shares for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in October and December.

Prospectus

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

When you buy shares, your method of payment will determine when dividends begin to accrue. For example, shares purchased through an investment professional using the National Securities Clearing Corporation generally begin to earn dividends on the day the fund receives payment for those shares. Shares purchased through an investment professional by any other method generally begin to earn dividends on the first business day following the day the fund receives payment. If you purchase your shares directly from the fund by check or wire, those shares generally begin to earn dividends on the first business day following the day you placed your purchase order.

Shares sold through an investment professional using the National Securities Clearing Corporation generally earn dividends until, but not including, the day redemption proceeds are processed. Shares sold through an investment professional by any other method generally earn dividends until, but not including, the first business day following the day redemption proceeds are processed. Shares sold other than through an investment professional generally earn dividends until, but not including, the first business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for Institutional Class:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional Institutional Class shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional Institutional Class shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in Institutional Class shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of identically registered Fidelity funds. Your capital gain distributions will be automatically invested in Institutional Class shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of identically registered Fidelity funds, automatically reinvested in additional Institutional Class shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

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Shareholder Information - continued

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in Institutional Class shares of another Fidelity fund that offers Advisor classes of shares or shares of Fidelity funds, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2009, FMR had approximately $1.3 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FIMM serves as a sub-adviser for the fund. FIMM has day-to-day responsibility for choosing investments for the fund.

FIMM is an affiliate of FMR. As of December 31, 2009, FIMM had approximately $639.1 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Other investment advisers assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, 4th Floor, London, EC4M 7LS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2009, FMR U.K. had approximately $11.3 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR U.K. is an affiliate of FMR.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2009, FMR H.K. had approximately $1.8 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of FMR.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of FMR.

Robert Galusza is lead portfolio manager of the fund, which he has managed since July 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 1987, Mr. Galusza has worked as a research analyst and portfolio manager.

Ford O'Neil is co-manager of the fund, which he has managed since December 2004. He also manages other Fidelity funds. Since joining Fidelity Investments in 1990, Mr. O'Neil has worked as a research analyst and portfolio manager.

Prospectus

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Messrs. Galusza and O'Neil.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For August 2010, the group fee rate was 0.12%. The individual fund fee rate is 0.20%.

The total management fee for the fiscal year ended August 31, 2010, was 0.32% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

FMR pays FIMM, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2010.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Effective February 1, 2005, FMR has voluntarily agreed to reimburse Institutional Class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.68%. This arrangement may be discontinued by FMR at any time.

Prospectus

Fund Services - continued

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Institutional Class shares.

Intermediaries, including banks, broker-dealers, and other service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for their services intended to result in the sale of Institutional Class shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by FMR or an affiliate, or by an intermediary. These payments are described in more detail in this section and in the SAI.

Please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Institutional Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Institutional Class.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Institutional Class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand Institutional Class's financial history for the past 5 years. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended August 31,	2010	2009	2008	2007	2006H	2005J
Selected Per-Share Data
Net asset value, beginning of period	$ 10.50	$ 10.34	$ 10.66	$ 10.80	$ 10.89	$ 11.36
Income from Investment Operations
Net investment incomeD	.447	.468	.494	.513	.401	.417
Net realized and unrealized gain (loss)	.802	.139G	(.311)	(.169)	(.043)	(.339)
Total from investment operations	1.249	.607	.183	.344	.358	.078
Distributions from net investment income	(.402)	(.447)	(.503)	(.484)	(.398)	(.398)
Distributions from net realized gain	(.037)	-	-	-	(.050)	(.150)
Total distributions	(.439)	(.447)	(.503)	(.484)	(.448)	(.548)
Net asset value, end of period	$ 11.31	$ 10.50	$ 10.34	$ 10.66	$ 10.80	$ 10.89
Total ReturnB,C	12.15%	6.30%	1.71%	3.22%	3.37%	.71%
Ratios to Average Net AssetsE,I
Expenses before reductions	.57%	.54%	.53%	.55%	.57%A	.63%
Expenses net of fee waivers, if any	.57%	.54%	.53%	.55%	.57%A	.63%
Expenses net of all reductions	.57%	.54%	.53%	.55%	.57%A	.63%
Net investment income	4.11%	4.78%	4.64%	4.75%	4.48%A	3.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 95,061	$ 78,372	$ 362,708	$ 715,292	$ 582,070	$ 465,201
Portfolio turnover rateF	107%K	73%K	81%	89%K	43%A	73%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J For the period ended October 31.

K The portfolio turnover rate excludes liquidations and/or redemptions executed in-kind from Affiliated Central Funds.

Prospectus

Additional Information about the Index

Barclays Capital U.S. Intermediate Government/Credit Bond Index is a market value-weighted index of fixed-rate investment-grade debt securities with maturities from one to ten years from the U.S. Treasury, U.S. Government-Related, and U.S. Corporate Indexes.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at www.advisor.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04707

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity Investments & (Pyramid) Design, Fidelity Advisor Money Line, and Directed Dividends are registered trademarks of FMR LLC.

Fidelity Advisor is a service mark of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.728692.112 LTBI-pro-1010

Fidelity AdvisorSM Mortgage Securities Fund

Class/Ticker
A/FMGAX	T/FMSAX	B/FMSBX	C/FOMCX

Prospectus

October 30, 2010

Contents

Fund Summary	<Click Here>	Fidelity AdvisorSM Mortgage Securities Fund
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Additional Information about the Purchase and Sale of Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights
	<Click Here>	Additional Information about the Index

Prospectus

Fund Summary

Fund/Class:
Fidelity AdvisorSM Mortgage Securities Fund/A, T, B, C

Investment Objective

The fund seeks a high level of current income, consistent with prudent investment risk. In seeking current income, the fund may also consider the potential for capital gain.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other Fidelity funds. More information about these and other discounts is available from your investment professional and in the Fund Distribution section beginning on page <Click Here> of the prospectus.

Shareholder fees (fees paid directly from your investment)

Class A

Class T

Class B

Class C

Maximum sales charge (load) on purchases (as a % of offering price)	4.00%	4.00%	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	NoneA	NoneA	5.00%B	1.00%C

A Class A and Class T purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class T purchases may be subject, upon redemption, to a contingent deferred sales charge (CDSC) of 0.75% or 0.25%, respectively.

B Declines over 6 years from 5.00% to 0%.

C On Class C shares redeemed less than one year after purchase.

Annual class operating expenses
(expenses that you pay each year as a % of the value of your investment)

Class A

Class T

Class B

Class C

Management fee	0.32%	0.32%	0.32%	0.32%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.90%	1.00%
Other expenses	0.26%	0.24%	0.28%	0.21%
Total annual operating expenses	0.83%	0.81%	1.50%	1.53%

Prospectus

Fund Summary - continued

This example helps compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated and if you hold your shares:

Class A

Class T

Class B

Class C

	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$ 481	$ 481	$ 479	$ 479	$ 653	$ 153	$ 256	$ 156
3 years	$ 654	$ 654	$ 648	$ 648	$ 774	$ 474	$ 483	$ 483
5 years	$ 842	$ 842	$ 832	$ 832	$ 1,018	$ 818	$ 834	$ 834
10 years	$ 1,384	$ 1,384	$ 1,362	$ 1,362	$ 1,524	$ 1,524	$ 1,824	$ 1,824

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 527% of the average value of its portfolio.

Principal Investment Strategies

  Normally investing at least 80% of assets in investment-grade mortgage-related securities (those of medium and high quality) and repurchase agreements for those securities.
  Investing in U.S. Government securities and instruments related to U.S. Government securities.
  Investing in U.S. Government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury.
  Managing the fund to have similar overall interest rate risk to the Barclays Capital U.S. MBS Index.
  Allocating assets across different market sectors and maturities.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default) and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.

Prospectus

  Investing in Fidelity's central funds (specialized investment vehicles used by Fidelity funds to invest in particular security types or investment disciplines).

Principal Investment Risks

  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the Additional Information about the Index section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.advisor.fidelity.com for updated return information.

Year-by-Year Returns

The returns in the bar chart do not reflect any applicable sales charges; if sales charges were reflected, returns would be lower than those shown.

Prospectus

Fund Summary - continued

Calendar Years	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
	11.11%	7.37%	8.81%	3.34%	4.21%	2.21%	4.55%	-0.76%	0.90%	9.17%

During the periods shown in the chart for Class A:	Returns	Quarter ended
Highest Quarter Return	3.98%	September 30, 2001
Lowest Quarter Return	-1.56%	June 30, 2007
Year-to-Date Return	6.51%	September 30, 2010

Average Annual Returns

Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Class A are shown in the table below and after-tax returns for other classes will vary. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years/Life of class
Class A - Return Before Taxes	4.80%	2.32%	4.60%
Return After Taxes on Distributions	3.03%	0.71%	2.80%
Return After Taxes on Distributions and Sale of Fund Shares	3.08%	1.02%	2.84%
Class T - Return Before Taxes	4.70%	2.28%	4.51%
Class B - Return Before Taxes	3.35%	2.08%	4.47%
Class C - Return Before Taxes	7.30%	2.34%	3.25%A
Barclays Capital U.S. MBS Index (reflects no deduction for fees, expenses, or taxes)	5.89%	5.78%	6.46%

A From August 16, 2001.

Prospectus

Investment Advisers

Fidelity Management & Research Company (FMR) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

William Irving (lead portfolio manager) has managed the fund since April 2008.

Frank Castagliuolo (co-manager) has managed the fund since December 2009.

Purchase and Sale of Shares

You may buy or sell Class A, Class T, Class B, and Class C shares of the fund through a retirement account or through an investment professional. You may buy or sell shares in various ways:

Internet www.advisor.fidelity.com
Phone To reach a Fidelity representative 1-877-208-0098
Mail
Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

Subject to certain limited exceptions described in the Additional Information about the Purchase and Sale of Shares section of the prospectus, the fund no longer accepts investments in Class B shares. Any purchase order for Class B shares of the fund (other than from an existing Class B shareholder pursuant to an exchange or the reinvestment of dividends and capital gain distributions paid on Class B shares) will be deemed to be a purchase order for Class A shares of the fund and will be subject to any applicable Class A front-end sales charge.

The price to buy one share of Class A or Class T is its offering price, if you pay a front-end sales charge, or its net asset value per share (NAV), if you qualify for a front-end sales charge waiver. The price to buy one share of Class B or Class C is its NAV. Your shares will be bought at the offering price or NAV, as applicable, next calculated after your order is received in proper form.

The price to sell one share of Class A, Class T, Class B, or Class C is its NAV, minus any applicable contingent deferred sales charge (CDSC). Your shares will be sold at the NAV next calculated after your order is received in proper form, minus any applicable CDSC.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity Advisor Traditional IRA, Roth IRA, Rollover IRA, Simplified Employee Pension-IRA, and Keogh accounts	$500
Through a regular investment plan established at the time the fund position is opened	$100

The fund may waive or lower purchase minimums in other circumstances.

Prospectus

Fund Summary - continued

After a maximum of seven years from the initial purchase date, Class B shares convert automatically to Class A shares of the fund at NAV.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, FMR, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, including banks, broker-dealers, or other service-providers (who may be affiliated with FMR or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Prospectus

Fund Basics

Investment Details

Investment Objective

The fund seeks a high level of current income, consistent with prudent investment risk. In seeking current income, the fund may also consider the potential for capital gain.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in investment-grade mortgage-related securities (those of medium and high quality) and repurchase agreements for those securities. FMR may also invest the fund's assets in U.S. Government securities and instruments related to U.S. Government securities. Certain issuers of U.S. Government securities are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.

FMR uses the Barclays Capital U.S. MBS Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index.

FMR considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, FMR considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

FMR allocates the fund's assets among different market sectors (for example, fixed-rate or adjustable rate mortgages) and different maturities based on its view of the relative value of each sector or maturity.

FMR may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument or components of the index underlying the derivative, and forward-settling securities. FMR may invest a significant portion of the fund's assets in these types of investments. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, and futures contracts (both long and short positions) on securities and indexes. Depending on FMR's outlook and market conditions, FMR may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index. Government legislation or regulation of derivatives could affect the fund's use of derivatives and could limit the fund's ability to pursue its investment strategies.

To earn additional income for the fund, FMR may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

Prospectus

Fund Basics - continued

FMR uses central funds to help invest the fund's assets. Central funds are specialized investment vehicles managed by FMR affiliates that are designed to be used by Fidelity funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buying bonds directly the fund might invest in a central fund that buys bonds. Fidelity does not charge any additional management fees for central funds. Central funds offer exposure to some or all of the following types of investment-grade and lower-quality debt securities: corporate bonds, mortgage and other asset-backed securities, floating rate loans, and BB-rated securities. Central funds may also focus on other types of securities.

In addition to the principal investment strategies discussed above, FMR may invest the fund's assets in lower-quality debt securities.

If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values.

U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. Certain issuers of U.S. Government securities, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.

Mortgage securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Derivatives are investments whose values are tied to an underlying asset, instrument, or index. Derivatives include futures, options, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of a security or index) and credit default swaps (buying or selling credit default protection).

Prospectus

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. Payment and delivery take place after the customary settlement period.

Central funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees to Fidelity. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Principal Investment Risks

Many factors affect the fund's performance. The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes.

Prospectus

Fund Basics - continued

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty.

Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The following policies are fundamental, that is, subject to change only by shareholder approval:

The fund seeks a high level of current income, consistent with prudent investment risk. In seeking current income, the fund may also consider the potential for capital gain.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

The fund normally invests at least 80% of its assets in investment-grade mortgage-related securities (those of medium and high quality) and repurchase agreements for those securities.

Valuing Shares

The fund is open for business each day the NYSE is open.

A class's NAV is the value of a single share. Fidelity normally calculates each class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing each class's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

Prospectus

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Additional Information about the Purchase and Sale of Shares

General Information

Subject to certain limited exceptions described below, the fund no longer accepts investments in Class B shares. Existing Class B shareholders may continue (i) to hold their Class B shares (including any Class B shares acquired pursuant to an exchange or the reinvestment of dividends and capital gain distributions), (ii) to exchange their Class B shares for Class B shares of other Fidelity funds that offer Advisor classes of shares or for Advisor B Class shares of Treasury Fund, and (iii) to add to their accounts through the reinvestment of dividends and capital gain distributions paid on Class B shares (including through the Directed Dividends option), in each case until those Class B shares automatically convert to Class A shares under the existing conversion schedule. Any purchase order for Class B shares of the fund (other than pursuant to an exchange or the reinvestment of dividends and capital gain distributions) will be deemed to be a purchase order for Class A shares of the fund and will be subject to any applicable Class A front-end sales charge. For purposes of determining the applicable Class A sales charge, the value of a shareholder's account will be deemed to include the value of all applicable shares, including Class B shares, in all eligible accounts. For more information, please see the Fund Distribution section of the prospectus.

You may buy or sell Class A, Class T, Class B, or Class C shares of the fund through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging Class A, Class T, Class B, or Class C shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Class A, Class T, Class B, or Class C shares of the fund, including a transaction fee if you buy or sell Class A, Class T, Class B, or Class C shares of the fund through a broker or other investment professional.

You should include the following information with any order to buy, sell, or exchange shares:

  Your name;
  Your account number;
  Name of fund whose shares you want to buy or sell; and
  Dollar amount or number of shares you want to buy or sell.

Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Prospectus

Shareholder Information - continued

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Prospectus

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Shareholder Information - continued

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

The price to buy one share of Class A or Class T is its offering price or its NAV, depending on whether you pay a front-end sales charge.

The price to buy one share of Class B or Class C is its NAV. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption.

If you pay a front-end sales charge, your price will be Class A's or Class T's offering price. When you buy Class A or Class T shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class T shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class T's NAV.

The offering price of Class A or Class T is its NAV plus the sales charge. The offering price is calculated by dividing Class A's or Class T's NAV by the difference between one and the applicable front-end sales charge percentage and rounding to the nearest cent.

The dollar amount of the sales charge for Class A or Class T is the difference between the offering price of the shares purchased and the NAV of those shares. Since the offering price per share is calculated to the nearest cent using standard rounding criteria, the percentage sales charge you actually pay may be higher or lower than the sales charge percentages shown in this prospectus due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Your investment professional can help you choose the class of shares that best suits your investment needs.

Your shares will be bought at the offering price or NAV, as applicable, next calculated after your order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the offering price or NAV, as applicable, next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Prospectus

There is no minimum balance or purchase minimum for (i) certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity systematic withdrawal service, or (ii) certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with FDC. In addition, the fund may waive or lower purchase minimums in other circumstances.

Purchase and balance minimums are waived for purchases of Class T shares with distributions from a Fidelity Defined Trust account.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Class A, Class T, Class B, or Class C is its NAV, minus any applicable CDSC.

Any applicable CDSC is calculated based on your original redemption amount.

Your shares will be sold at the NAV next calculated after your order is received in proper form, minus any applicable CDSC. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

Prospectus

Shareholder Information - continued

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary, minus any applicable CDSC. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares;
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address;
  When you are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Prospectus

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a Class A shareholder, you have the privilege of exchanging Class A shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund.

As a Class T shareholder, you have the privilege of exchanging Class T shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund. If you purchased your Class T shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class T shares for shares of Fidelity Capital Appreciation Fund.

As a Class B shareholder, you have the privilege of exchanging Class B shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares or for Advisor B Class shares of Treasury Fund.

As a Class C shareholder, you have the privilege of exchanging Class C shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares or for Advisor C Class shares of Treasury Fund.

Through your investment professional, you may also move between certain share classes of the same fund. For more information, see the statement of additional information (SAI) or consult your investment professional.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Any exchanges of Class A, Class T, Class B, and Class C shares are not subject to a CDSC.
  Before exchanging into a fund or class, read its prospectus.
  The fund or class you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.

Prospectus

Shareholder Information - continued

  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features may be available to buy and sell shares of the fund. Visit www.advisor.fidelity.com or contact your investment professional for more information.

Electronic Funds Transfer (Fidelity Advisor Money Line®): electronic money movement through the Automated Clearing House

• To transfer money between a bank account and your fund account.

• You can use electronic funds transfer to:

- Make periodic (automatic) purchases of shares.
- Make periodic (automatic) redemptions of shares.

Wire: electronic money movement through the Federal Reserve wire system • To transfer money between a bank account and your fund account.

Automatic Transactions: periodic (automatic) transactions

• To make contributions from your fund account to your Fidelity Advisor IRA.

• To sell shares of a Fidelity money market fund and simultaneously to buy shares of a Fidelity fund that offers Advisor classes of shares.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-877-208-0098 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, call Fidelity at 1-877-208-0098.

Prospectus

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

If your fund balance falls below $1,000 worth of shares for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV, minus any applicable CDSC, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in October and December.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

When you buy shares, your method of payment will determine when dividends begin to accrue. For example, shares purchased through an investment professional using the National Securities Clearing Corporation generally begin to earn dividends on the day the fund receives payment for those shares. Shares purchased through an investment professional by any other method generally begin to earn dividends on the first business day following the day the fund receives payment. If you purchase your shares directly from the fund by check or wire, those shares generally begin to earn dividends on the first business day following the day you placed your purchase order.

Prospectus

Shareholder Information - continued

Shares sold through an investment professional using the National Securities Clearing Corporation generally earn dividends until, but not including, the day redemption proceeds are processed. Shares sold through an investment professional by any other method generally earn dividends until, but not including, the first business day following the day redemption proceeds are processed. Shares sold other than through an investment professional generally earn dividends until, but not including, the first business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for each class:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in the same class of shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of certain identically registered Fidelity funds. Your capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of certain identically registered Fidelity funds, automatically reinvested in additional shares of the same class of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Prospectus

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in the same class of shares of another Fidelity fund that offers Advisor classes of shares or shares of certain Fidelity funds, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2009, FMR had approximately $1.3 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FIMM serves as a sub-adviser for the fund. FIMM has day-to-day responsibility for choosing investments for the fund.

FIMM is an affiliate of FMR. As of December 31, 2009, FIMM had approximately $639.1 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Other investment advisers assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, 4th Floor, London, EC4M 7LS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2009, FMR U.K. had approximately $11.3 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR U.K. is an affiliate of FMR.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2009, FMR H.K. had approximately $1.8 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of FMR.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of FMR.

William Irving is lead portfolio manager of the fund, which he has managed since April 2008. He also manages other Fidelity funds. Since joining Fidelity Investments in 1999, Dr. Irving has worked as a quantitative analyst and portfolio manager.

Prospectus

Fund Services - continued

Franco Castagliuolo is co-manager of the fund, which he has managed since December 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 1997, Mr. Castagliuolo has served as a research associate and portfolio manager.

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Dr. Irving and Mr. Castagliuolo.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For August 2010, the group fee rate was 0.12%. The individual fund fee rate is 0.20%.

The total management fee for the fiscal year ended August 31, 2010, was 0.32% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

FMR pays FIMM, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2010.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes each class's shares.

Prospectus

Intermediaries, including banks, broker-dealers, and other service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares. This compensation may take the form of:

  sales charges and concessions
  distribution and/or service (12b-1) fees
  finder's fees
  payments for additional distribution-related activities and/or shareholder services payments for educational seminars and training, including seminars sponsored by FMR or an affiliate, or by an intermediary

These payments are described in more detail in this section and in the SAI.

You may pay a sales charge when you buy or sell your Class A, Class T, Class B, and Class C shares.

FDC collects the sales charge.

As described in detail in this section, you may be entitled to a waiver of your sales charge, or to pay a reduced sales charge, when you buy or sell Class A, Class T, Class B, and Class C shares. In the event of changes in sales charges, sales charges, if any, in effect at the time of purchase generally will apply.

The front-end sales charge will be reduced for purchases of Class A and Class T shares according to the sales charge schedules below.

Sales Charges and Concessions - Class A

	Sales Charge

	As a % of offering priceA	As an approximate % of net amount investedA	Investment professional concession as % of offering price
Less than $50,000B	4.00%	4.17%	3.75%
$50,000 but less than $100,000	3.75%	3.90%	3.50%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.25%	2.30%	2.00%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 but less than $4,000,000	None	None	0.75%C
$4,000,000 but less than $25,000,000	None	None	0.50%C
$25,000,000 or more	None	None	0.25%C

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B Purchases of $5.00 or less will not pay a sales charge.

C Certain conditions and exceptions apply. See "Finder's Fees" on page <Click Here>.

Investments in Class A shares of $1 million or more may, upon redemption less than 18 months after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 0.75%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

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When exchanging Class A shares of one fund for Class A shares of another Fidelity fund that offers Advisor classes of shares or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, your Class A shares retain the CDSC schedule in effect when they were originally bought.

Sales Charges and Concessions - Class T

	Sales Charge

	As a % of offering priceA	As an approximate % of net amount investedA	Investment professional concession as % of offering price
Less than $50,000	4.00%	4.17%	3.75%
$50,000 but less than $100,000	3.75%	3.90%	3.50%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.25%	2.30%	2.00%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 or more	None	None	0.25%B

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B Certain conditions and exceptions apply. See "Finder's Fees" on page <Click Here>.

Investments in Class T shares of $1 million or more may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 0.25%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class T shares of one fund for Class T shares of another Fidelity fund that offers Advisor classes of shares or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, your Class T shares retain the CDSC schedule in effect when they were originally bought.

Class A or Class T shares purchased by an individual or company through the Combined Purchase, Rights of Accumulation, or Letter of Intent program may receive a reduced front-end sales charge according to the sales charge schedules above. To qualify for a Class A or Class T front-end sales charge reduction under one of these programs, you must notify Fidelity in advance of your purchase.

Combined Purchase, Rights of Accumulation, and Letter of Intent Programs. The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Combined Purchase and Rights of Accumulation program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or parent-subsidiary group of "employee benefit plans" (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code). The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Letter of Intent program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)); an IRA or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans); plans investing through the Fidelity Advisor 403(b) program; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).

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Combined Purchase. To receive a Class A or Class T front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class T shares with purchases of: (i) Class A, Class T, Class B, and Class C shares of any Fidelity fund that offers Advisor classes of shares, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, and (iii) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. For your purchases to be aggregated for the purpose of qualifying for the Combined Purchase program, they must be made on the same day through one intermediary.

Rights of Accumulation. To receive a Class A or Class T front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class T shares the current value of your holdings in: (i) Class A, Class T, Class B, and Class C shares of any Fidelity fund that offers Advisor classes of shares, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, (iii) Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund acquired by exchange from any Fidelity fund that offers Advisor classes of shares, (iv) Class O shares of Fidelity Advisor Diversified Stock Fund and Fidelity Advisor Capital Development Fund, and (v) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. The current value of your holdings is determined at the NAV at the close of business on the day prior to your purchase of Class A or Class T shares. The current value of your holdings will be added to your purchase of Class A or Class T shares for the purpose of qualifying for the Rights of Accumulation program. For your purchases and holdings to be aggregated for the purpose of qualifying for the Rights of Accumulation program, they must have been made through one intermediary.

Letter of Intent. You may receive a Class A or Class T front-end sales charge reduction on your purchases of Class A and Class T shares made during a 13-month period by signing a Letter of Intent (Letter). File your Letter with Fidelity no later than the date of the initial purchase toward completing your Letter. Each Class A or Class T purchase you make toward completing your Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter: (i) Class A and Class T shares of any Fidelity fund that offers Advisor classes of shares (except those acquired by exchange from Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund that had been previously exchanged from a Fidelity fund that offers Advisor classes of shares), (ii) Class B and Class C shares of any Fidelity fund that offers Advisor classes of shares, (iii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, and (iv) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter. For your purchases to be aggregated for the purpose of completing your Letter, they must be made through one intermediary. Your initial purchase toward completing your Letter must be at least 5% of the total investment specified in your Letter. Fidelity will register Class A or Class T shares equal to 5% of the total investment specified in your Letter in your name and will hold those shares in escrow. You will earn income, dividends and capital gain distributions on escrowed Class A and Class T shares. The escrow will be released when you complete your Letter. You are not obligated to complete your Letter. If you do not complete your Letter, you must pay the increased front-end sales charges due in accordance with the sales charge schedule in effect when your shares were originally bought. Fidelity may redeem sufficient escrowed Class A or Class T shares to pay any applicable front-end sales charges. If you purchase more than the amount specified in your Letter and qualify for additional Class A or Class T front-end sales charge reductions, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months and the surplus amount will be applied to your purchase of additional Class A or Class T shares at the then-current offering price applicable to the total investment.

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Detailed information about these programs also is available on www.advisor.fidelity.com. In order to obtain the benefit of a front-end sales charge reduction for which you may be eligible, you may need to inform your investment professional of other accounts you, your spouse, or your children maintain with your investment professional or other investment professionals from the same intermediary.

Class B shares may, upon redemption for any reason, including failure to maintain the account minimum, be assessed a CDSC based on the following schedule:

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From Date of Purchase
Contingent Deferred Sales ChargeA
Less than 1 year	5%
1 year to less than 2 years	4%
2 years to less than 3 years	3%
3 years to less than 4 years	3%
4 years to less than 5 years	2%
5 years to less than 6 years	1%
6 years to less than 7 yearsB	0%

A The actual CDSC you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B After a maximum of seven years, Class B shares will convert automatically to Class A shares of the fund.

When exchanging Class B shares of one fund for Class B shares of another Fidelity fund that offers Advisor classes of shares or Advisor B Class shares of Treasury Fund, your Class B shares retain the CDSC schedule in effect when they were originally bought.

Except as provided below, investment professionals receive as compensation from FDC, at the time of sale, a concession equal to 4.00% of your purchase of Class B shares. For purchases of Class B shares through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

Class C shares may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Except as provided below, investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

The CDSC for Class A, Class T, Class B, and Class C shares will be calculated based on the lesser of the cost of each class's shares, as applicable, at the initial date of purchase or the value of those shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A, Class T, Class B, and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, shares representing reinvested dividends and capital gains will be redeemed first, followed by those shares that have been held for the longest period of time.

A front-end sales charge will not apply to the following Class A or Class T shares:

1. Purchased for an employee benefit plan other than a plan investing through the Fidelity Advisor 403(b) program. For this purpose, employee benefit plans generally include 401(a), 401(k), 403(b), and 457(b) governmental plans, but do not include: IRAs, SIMPLE, SEP, or SARSEP plans; or health savings accounts;

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Fund Services - continued

2. Purchased for an insurance company separate account;

3. Purchased for managed account programs that charge an asset-based fee by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department;

4. Purchased with the proceeds of a redemption of Fidelity or Fidelity Advisor fund shares held in (i) an insurance company separate account, or (ii) an employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor 403(b) program), the proceeds of which must be reinvested directly into Fidelity Advisor fund shares;

5. Purchased with any proceeds of a distribution from a Fidelity recordkept employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor 403(b) program) that is rolled directly into a Fidelity Advisor IRA;

6. Purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;

7. Purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director or regular employee of FMR LLC or FIL Limited or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

8. Purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more, or, a charitable remainder trust or life income pool established for the benefit of a charitable organization;

9. Purchased by the Fidelity Investments Charitable Gift Fund;

10. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of intermediaries having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of intermediaries having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;

11. Purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts;

12. Purchased to repay a loan against Class A, Class T, or Class B shares held in the investor's Fidelity Advisor 403(b) program;

13. Purchased for health savings account programs by a broker-dealer, registered investment adviser, insurance company, trust institution, or bank trust department; or

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14. (Applicable only to Class A purchases after October 23, 2009) Purchased by a shareholder who redeemed Destiny Plan assets and received the proceeds in the form of directly held shares of a Fidelity Advisor fund after September 30, 2008.

Pursuant to Rule 22d-1 under the Investment Company Act of 1940 (1940 Act), FDC exercises its right to waive Class A's and Class T's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. FDC also exercises its right to waive Class A's front-end sales charge on purchases of $5.00 or less.

The CDSC may be waived on the redemption of shares (applies to Class A, Class T, Class B, and Class C, unless otherwise noted):

1. For disability or death;

2. From employer-sponsored retirement plans (except SIMPLE IRAs, SEPs, and SARSEPs) starting the year in which age 70 1/2 is attained;

3. For minimum required distributions from Traditional IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, and SARSEPs (excludes Roth accounts) starting the year in which age 70 1/2 is attained;

4. Through the Fidelity Advisor Systematic Withdrawal Program, if the amount does not exceed 12% of the account balance in a rolling 12-month period;

5. (Applicable to Class A and Class T only) Held by insurance company separate accounts;

6. (Applicable to Class A and Class T only) From an employee benefit plan (except SIMPLE IRAs, SEPs, SARSEPs, and plans covering self-employed individuals and their employees) or 403(b) programs (except Fidelity Advisor 403(b) programs for which Fidelity or an affiliate serves as custodian);

7. (Applicable to Class A and Class T only) Purchased by the Fidelity Investments Charitable Gift Fund;

8. (Applicable to Class A and Class T only) On which a finder's fee was eligible to be paid to an investment professional at the time of purchase, but was not paid because payment was declined (to determine your eligibility for this CDSC waiver, please ask your investment professional if he or she received a finder's fee at the time of purchase);

9. (Applicable to Class C only) On which investment professionals did not receive a concession at the time of purchase; or

10. (Applicable to Class B only) From the Fidelity Advisor 403(b) program.

To qualify for a Class A or Class T front-end sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.

You may be required to notify Fidelity in advance of your redemption to qualify for a Class A, Class T, Class B, or Class C CDSC waiver.

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Information on sales charge reductions and waivers is available free of charge on www.advisor.fidelity.com.

Finder's Fees. Finder's fees may be paid to investment professionals who sell Class A and Class T shares in purchase amounts of $1 million or more. For Class A share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.75% of the purchase amount for purchases of $1 million up to $4 million, 0.50% of the purchase amount for purchases of $4 million up to $25 million, and 0.25% of the purchase amount for purchases of $25 million or more. For Class T share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.

Investment professionals may be eligible for a finder's fee on the following purchases of Class A and Class T shares made through broker-dealers and banks: a trade that brings the value of the accumulated account(s) of an investor, including a 403(b) program or an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)), over $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million Letter. Accumulated account value for purposes of finder's fees eligibility is determined the same as it is for Rights of Accumulation. Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund are not counted for this purpose unless acquired by exchange from any Fidelity fund that offers Advisor classes of shares. For information, see "Combined Purchase, Rights of Accumulation, and Letter of Intent Programs" above.

Finder's fees are not paid in connection with purchases of Class A or Class T shares by insurance company separate accounts, the Fidelity Investments Charitable Gift Fund, or managed account programs that charge an asset-based fee, or purchases of Class A or Class T shares made with the proceeds from the redemption of shares of any Fidelity fund or any retirement plan recordkept at Fidelity.

Investment professionals should contact Fidelity in advance to determine if they qualify to receive a finder's fee. Finder's fees will be paid in connection with shares recordkept in a Fidelity Advisor 401(k) Retirement Plan only at the time of the initial conversion of assets. Investment professionals should contact Fidelity for more information.

Reinstatement Privilege. If you have sold all or part of your Class A, Class T, or Class C shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity fund that offers Advisor classes of shares, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by reinvesting that amount in Class A, Class T, or Class C shares, as applicable. If you have sold all or part of your Class B shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in Class A shares (without incurring a front-end sales charge) of the fund or another Fidelity fund that offers Advisor classes of shares at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption.

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You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class A, Class T, or Class C shares had not been redeemed. To qualify for the reinstatement privilege, you must notify Fidelity in writing in advance of your reinvestment.

Conversion Feature. After a maximum of seven years from the initial date of purchase, Class B shares and any capital appreciation associated with those shares convert automatically to Class A shares of the fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class B shares bought through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares.

Class A has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class A is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A may pay this 12b-1 (distribution) fee at an annual rate of 0.15% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.15% of Class A's average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.

In addition, pursuant to the Class A plan, Class A pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class A's average net assets throughout the month for providing shareholder support services.

Except as provided below, FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services. For purchases of Class A shares on which a finder's fee was paid to intermediaries, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

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Fund Services - continued

Class T has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class T is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class T shares. Class T may pay this 12b-1 (distribution) fee at an annual rate of 0.15% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.15% of Class T's average net assets when the Trustees believe that it is in the best interests of Class T shareholders to do so.

In addition, pursuant to the Class T plan, Class T pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class T's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Class B has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class B is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class B shares. Class B may pay this 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class B currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.65% of its average net assets throughout the month. Class B's 12b-1 (distribution) fee rate may be increased only when the Trustees believe that it is in the best interests of Class B shareholders to do so.

In addition, pursuant to the Class B plan, Class B pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class B's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Class C has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class C is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to the Class C plan, Class C pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets throughout the month for providing shareholder support services.

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Normally, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (distribution) fees to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of this 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Any fees paid out of a class's assets on an ongoing basis pursuant to the Distribution and Service Plan will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to the above payments, each plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of the applicable class's shares and/or shareholder support services. FMR, directly or through FDC or one or more affiliates, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class A, Class T, Class B, and Class C. Please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

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Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each class's financial history for the past 5 years. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Fidelity Advisor Mortgage Securities Fund - Class A

Years ended August 31,	2010	2009	2008	2007	2006 J	2005 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.38	$ 10.09	$ 10.57	$ 10.97	$ 10.99	$ 11.33
Income from Investment Operations
Net investment income E	.357	.464	.467	.521	.404	.408
Net realized and unrealized gain (loss)	.602	.283	(.461)	(.401)	(.021)	(.267)
Total from investment operations	.959	.747	.006	.120	.383	.141
Distributions from net investment income	(.429)	(.457)	(.486)	(.520)	(.403)	(.421)
Distributions from net realized gain	-	-	-	-	-	(.060)
Total distributions	(.429)	(.457)	(.486)	(.520)	(.403)	(.481)
Net asset value, end of period	$ 10.91	$ 10.38	$ 10.09	$ 10.57	$ 10.97	$ 10.99
Total Return B, C, D	9.44%	7.63%	.06%	1.04%	3.56%	1.26%
Ratios to Average Net Assets F, H
Expenses before reductions	.83%	.84%	.85%	.79%	.74% A	.82%
Expenses net of fee waivers, if any	.83%	.84%	.85%	.79%	.74% A	.82%
Expenses net of all reductions	.83%	.84%	.85%	.78%	.74% A	.82%
Net investment income	3.36%	4.59%	4.52%	4.77%	4.44% A	3.65%
Supplemental Data
Net assets, end of period (in millions)	$ 61	$ 47	$ 39	$ 54	$ 54	$ 50
Portfolio turnover rate G	527%	476%	397%	409%	232% A	183%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I For the period ended October 31.

J For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

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Fidelity Advisor Mortgage Securities Fund - Class T

Years ended August 31,	2010	2009	2008	2007	2006 J	2005 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.40	$ 10.11	$ 10.59	$ 10.99	$ 11.00	$ 11.34
Income from Investment Operations
Net investment income E	.360	.466	.470	.519	.399	.400
Net realized and unrealized gain (loss)	.602	.282	(.462)	(.403)	(.012)	(.268)
Total from investment operations	.962	.748	.008	.116	.387	.132
Distributions from net investment income	(.432)	(.458)	(.488)	(.516)	(.397)	(.412)
Distributions from net realized gain	-	-	-	-	-	(.060)
Total distributions	(.432)	(.458)	(.488)	(.516)	(.397)	(.472)
Net asset value, end of period	$ 10.93	$ 10.40	$ 10.11	$ 10.59	$ 10.99	$ 11.00
Total Return B, C, D	9.44%	7.62%	.07%	1.01%	3.59%	1.18%
Ratios to Average Net Assets F, H
Expenses before reductions	.81%	.83%	.83%	.82%	.81% A	.89%
Expenses net of fee waivers, if any	.81%	.83%	.83%	.82%	.81% A	.89%
Expenses net of all reductions	.81%	.83%	.83%	.82%	.81% A	.89%
Net investment income	3.39%	4.60%	4.53%	4.73%	4.37% A	3.57%
Supplemental Data
Net assets, end of period (in millions)	$ 41	$ 40	$ 41	$ 68	$ 89	$ 126
Portfolio turnover rate G	527%	476%	397%	409%	232% A	183%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I For the period ended October 31.

J For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

Prospectus

Appendix - continued

Fidelity Advisor Mortgage Securities Fund - Class B

Years ended August 31,	2010	2009	2008	2007	2006 J	2005 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.38	$ 10.09	$ 10.57	$ 10.97	$ 10.99	$ 11.32
Income from Investment Operations
Net investment income E	.286	.398	.400	.443	.336	.323
Net realized and unrealized gain (loss)	.602	.283	(.461)	(.401)	(.022)	(.257)
Total from investment operations	.888	.681	(.061)	.042	.314	.066
Distributions from net investment income	(.358)	(.391)	(.419)	(.442)	(.334)	(.336)
Distributions from net realized gain	-	-	-	-	-	(.060)
Total distributions	(.358)	(.391)	(.419)	(.442)	(.334)	(.396)
Net asset value, end of period	$ 10.91	$ 10.38	$ 10.09	$ 10.57	$ 10.97	$ 10.99
Total Return B, C, D	8.71%	6.93%	(.58)%	.32%	2.91%	.58%
Ratios to Average Net Assets F, H
Expenses before reductions	1.50%	1.50%	1.50%	1.50%	1.50% A	1.58%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50% A	1.58%
Expenses net of all reductions	1.50%	1.50%	1.50%	1.50%	1.50% A	1.58%
Net investment income	2.69%	3.93%	3.86%	4.05%	3.68% A	2.89%
Supplemental Data
Net assets, end of period (in millions)	$ 7	$ 19	$ 32	$ 50	$ 74	$ 101
Portfolio turnover rate G	527%	476%	397%	409%	232% A	183%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I For the period ended October 31.

J For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

Prospectus

Fidelity Advisor Mortgage Securities Fund - Class C

Years ended August 31,	2010	2009	2008	2007	2006 J	2005 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.37	$ 10.08	$ 10.56	$ 10.96	$ 10.98	$ 11.31
Income from Investment Operations
Net investment income E	.282	.390	.389	.434	.328	.316
Net realized and unrealized gain (loss)	.603	.284	(.459)	(.401)	(.021)	(.257)
Total from investment operations	.885	.674	(.070)	.033	.307	.059
Distributions from net investment income	(.355)	(.384)	(.410)	(.433)	(.327)	(.329)
Distributions from net realized gain	-	-	-	-	-	(.060)
Total distributions	(.355)	(.384)	(.410)	(.433)	(.327)	(.389)
Net asset value, end of period	$ 10.90	$ 10.37	$ 10.08	$ 10.56	$ 10.96	$ 10.98
Total Return B, C, D	8.69%	6.86%	(.68)%	.25%	2.85%	.52%
Ratios to Average Net Assets F, H
Expenses before reductions	1.53%	1.57%	1.60%	1.58%	1.57% A	1.64%
Expenses net of fee waivers, if any	1.53%	1.57%	1.60%	1.58%	1.57% A	1.64%
Expenses net of all reductions	1.53%	1.57%	1.60%	1.58%	1.57% A	1.64%
Net investment income	2.66%	3.86%	3.77%	3.97%	3.61% A	2.82%
Supplemental Data
Net assets, end of period (in millions)	$ 18	$ 18	$ 15	$ 23	$ 31	$ 41
Portfolio turnover rate G	527%	476%	397%	409%	232% A	183%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I For the period ended October 31.

J For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

Prospectus

Appendix - continued

Additional Information about the Index

Barclays Capital U.S. MBS Index is a market value-weighted index of mortgage securities issued by the Government National Mortgage Association (GNMA), Fannie Mae (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). The mortgage securities are backed by 15-, 20-, and 30-year fixed-rate and hybrid adjustable-rate mortgages.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at www.advisor.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04707

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity Investments & (Pyramid) Design, Fidelity Advisor Money Line, and Directed Dividends are registered trademarks of FMR LLC.

Fidelity Advisor is a service mark of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.729826.115 AMOR-pro-1010

Fidelity AdvisorSM Mortgage Securities Fund

Class/Ticker

Institutional/FMSCX

Prospectus

October 30, 2010

Contents

Fund Summary	<Click Here>	Fidelity AdvisorSM Mortgage Securities Fund
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Additional Information about the Purchase and Sale of Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights
	<Click Here>	Additional Information about the Index

Prospectus

Fund Summary

Fund/Class:
Fidelity AdvisorSM Mortgage Securities Fund/Institutional

Investment Objective

The fund seeks a high level of current income, consistent with prudent investment risk. In seeking current income, the fund may also consider the potential for capital gain.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund.

Shareholder fees (fees paid directly from your investment)	None

Annual class operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.32%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.18%
Total annual operating expenses	0.50%

This example helps compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 51
3 years	$ 160
5 years	$ 280
10 years	$ 628

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 527% of the average value of its portfolio.

Prospectus

Fund Summary - continued

Principal Investment Strategies

  Normally investing at least 80% of assets in investment-grade mortgage-related securities (those of medium and high quality) and repurchase agreements for those securities.
  Investing in U.S. Government securities and instruments related to U.S. Government securities.
  Investing in U.S. Government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury.
  Managing the fund to have similar overall interest rate risk to the Barclays Capital U.S. MBS Index.
  Allocating assets across different market sectors and maturities.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default) and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Investing in Fidelity's central funds (specialized investment vehicles used by Fidelity funds to invest in particular security types or investment disciplines).

Principal Investment Risks

  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the Additional Information about the Index section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Prospectus

Visit www.advisor.fidelity.com for updated return information.

Year-by-Year Returns

Calendar Years	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
	11.26%	7.48%	8.92%	3.54%	4.43%	2.44%	4.77%	-0.48%	1.21%	9.53%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	4.00%	September 30, 2001
Lowest Quarter Return	-1.49%	June 30, 2007
Year-to-Date Return	6.77%	September 30, 2010

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class
Return Before Taxes	9.53%	3.44%	5.25%
Return After Taxes on Distributions	7.56%	1.72%	3.36%
Return After Taxes on Distributions and Sale of Fund Shares	6.15%	1.91%	3.35%
Barclays Capital U.S. MBS Index (reflects no deduction for fees, expenses, or taxes)	5.89%	5.78%	6.46%

Prospectus

Fund Summary - continued

Investment Advisers

Fidelity Management & Research Company (FMR) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

William Irving (lead portfolio manager) has managed the fund since April 2008.

Frank Castagliuolo (co-manager) has managed the fund since December 2009.

Purchase and Sale of Shares

Institutional Class eligibility requirements are listed in the Additional Information about the Purchase and Sale of Shares section of the prospectus.

You may buy or sell Institutional Class shares of the fund through a retirement account or through an investment professional. You may buy or sell shares in various ways:

Internet www.advisor.fidelity.com
Phone To reach a Fidelity representative 1-877-208-0098
Mail
Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

The price to buy one share of Institutional Class is its net asset value per share (NAV). Your shares will be bought at the NAV next calculated after your order is received in proper form.

The price to sell one share of Institutional Class is its NAV. Your shares will be sold at the NAV next calculated after your order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity Advisor Traditional IRA, Roth IRA, Rollover IRA, Simplified Employee Pension-IRA, and Keogh accounts	$500
Through a regular investment plan established at the time the fund position is opened	$100

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, FMR, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, including banks, broker-dealers, or other service-providers (who may be affiliated with FMR or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Prospectus

Fund Basics

Investment Details

Investment Objective

The fund seeks a high level of current income, consistent with prudent investment risk. In seeking current income, the fund may also consider the potential for capital gain.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in investment-grade mortgage-related securities (those of medium and high quality) and repurchase agreements for those securities. FMR may also invest the fund's assets in U.S. Government securities and instruments related to U.S. Government securities. Certain issuers of U.S. Government securities are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.

FMR uses the Barclays Capital U.S. MBS Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index.

FMR considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, FMR considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

FMR allocates the fund's assets among different market sectors (for example, fixed-rate or adjustable rate mortgages) and different maturities based on its view of the relative value of each sector or maturity.

FMR may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument or components of the index underlying the derivative, and forward-settling securities. FMR may invest a significant portion of the fund's assets in these types of investments. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, and futures contracts (both long and short positions) on securities and indexes. Depending on FMR's outlook and market conditions, FMR may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index. Government legislation or regulation of derivatives could affect the fund's use of derivatives and could limit the fund's ability to pursue its investment strategies.

To earn additional income for the fund, FMR may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

Prospectus

FMR uses central funds to help invest the fund's assets. Central funds are specialized investment vehicles managed by FMR affiliates that are designed to be used by Fidelity funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buying bonds directly the fund might invest in a central fund that buys bonds. Fidelity does not charge any additional management fees for central funds. Central funds offer exposure to some or all of the following types of investment-grade and lower-quality debt securities: corporate bonds, mortgage and other asset-backed securities, floating rate loans, and BB-rated securities. Central funds may also focus on other types of securities.

In addition to the principal investment strategies discussed above, FMR may invest the fund's assets in lower-quality debt securities.

If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values.

U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. Certain issuers of U.S. Government securities, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.

Mortgage securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Derivatives are investments whose values are tied to an underlying asset, instrument, or index. Derivatives include futures, options, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of a security or index) and credit default swaps (buying or selling credit default protection).

Prospectus

Fund Basics - continued

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. Payment and delivery take place after the customary settlement period.

Central funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees to Fidelity. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Principal Investment Risks

Many factors affect the fund's performance. The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes.

Prospectus

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty.

Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The following policies are fundamental, that is, subject to change only by shareholder approval:

The fund seeks a high level of current income, consistent with prudent investment risk. In seeking current income, the fund may also consider the potential for capital gain.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

The fund normally invests at least 80% of its assets in investment-grade mortgage-related securities (those of medium and high quality) and repurchase agreements for those securities.

Valuing Shares

The fund is open for business each day the NYSE is open.

A class's NAV is the value of a single share. Fidelity normally calculates the class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing the class's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

Prospectus

Fund Basics - continued

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

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Shareholder Information

Additional Information about the Purchase and Sale of Shares

General Information

You may buy or sell Institutional Class shares of the fund through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging Institutional Class shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Institutional Class shares of the fund, including a transaction fee if you buy or sell Institutional Class shares of the fund through a broker or other investment professional.

You should include the following information with any order to buy, sell, or exchange shares:

  Your name;
  Your account number;
  Name of fund whose shares you want to buy or sell; and
  Dollar amount or number of shares you want to buy or sell.

Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

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Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

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Shareholder Information - continued

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Institutional Class shares are offered to:

1. Employee benefit plans investing through an intermediary. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor 403(b) program;

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2. Insurance company separate accounts;

3. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;

4. Current or former Trustees or officers of a Fidelity fund or current or retired officers, directors, or regular employees of FMR LLC or FIL Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, or persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

5. Qualified tuition programs for which FMR or an affiliate serves as investment manager, or mutual funds managed by Fidelity or other parties;

6. Non-U.S. public and private retirement programs and non-U.S. insurance companies, if approved by Fidelity;

7. Broker-dealer, registered investment adviser, insurance company, trust institution, and bank trust department health savings account programs; and

8. Destiny Planholders who exchange, or have exchanged, from Class O to Institutional Class of Fidelity Advisor funds.

The price to buy one share of Institutional Class is its NAV. Institutional Class shares are sold without a sales charge.

Your shares will be bought at the NAV next calculated after your order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

There is no minimum balance or purchase minimum for (i) investments through Portfolio Advisory Services, (ii) certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity systematic withdrawal service, (iii) investments through a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, or (iv) certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with FDC. In addition, the fund may waive or lower purchase minimums in other circumstances.

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Shareholder Information - continued

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Institutional Class shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Institutional Class is its NAV.

Your shares will be sold at the NAV next calculated after your order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares;
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address;
  When you are requesting that redemption proceeds be paid to someone other than the account owner; or

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  In certain situations when the redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As an Institutional Class shareholder, you have the privilege of exchanging your Institutional Class shares for Institutional Class shares of other Fidelity funds that offer Advisor classes of shares or for shares of Fidelity funds.

Through your investment professional, you may also move between certain share classes of the same fund. For more information, see the statement of additional information (SAI) or consult your investment professional.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

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Shareholder Information - continued

  Before exchanging into a fund or class, read its prospectus.
  The fund or class you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features may be available to buy and sell shares of the fund. Visit www.advisor.fidelity.com or contact your investment professional for more information.

Electronic Funds Transfer (Fidelity Advisor Money Line®): electronic money movement through the Automated Clearing House

• To transfer money between a bank account and your fund account.

• You can use electronic funds transfer to:

- Make periodic (automatic) purchases of shares.
- Make periodic (automatic) redemptions of shares.

Wire: electronic money movement through the Federal Reserve wire system • To transfer money between a bank account and your fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

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To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-877-208-0098 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, call Fidelity at 1-877-208-0098.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

If your fund balance falls below $1,000 worth of shares for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in October and December.

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Shareholder Information - continued

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

When you buy shares, your method of payment will determine when dividends begin to accrue. For example, shares purchased through an investment professional using the National Securities Clearing Corporation generally begin to earn dividends on the day the fund receives payment for those shares. Shares purchased through an investment professional by any other method generally begin to earn dividends on the first business day following the day the fund receives payment. If you purchase your shares directly from the fund by check or wire, those shares generally begin to earn dividends on the first business day following the day you placed your purchase order.

Shares sold through an investment professional using the National Securities Clearing Corporation generally earn dividends until, but not including, the day redemption proceeds are processed. Shares sold through an investment professional by any other method generally earn dividends until, but not including, the first business day following the day redemption proceeds are processed. Shares sold other than through an investment professional generally earn dividends until, but not including, the first business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for Institutional Class:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional Institutional Class shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional Institutional Class shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in Institutional Class shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of identically registered Fidelity funds. Your capital gain distributions will be automatically invested in Institutional Class shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of identically registered Fidelity funds, automatically reinvested in additional Institutional Class shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

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If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in Institutional Class shares of another Fidelity fund that offers Advisor classes of shares or shares of Fidelity funds, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

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Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2009, FMR had approximately $1.3 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FIMM serves as a sub-adviser for the fund. FIMM has day-to-day responsibility for choosing investments for the fund.

FIMM is an affiliate of FMR. As of December 31, 2009, FIMM had approximately $639.1 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Other investment advisers assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, 4th Floor, London, EC4M 7LS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2009, FMR U.K. had approximately $11.3 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR U.K. is an affiliate of FMR.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2009, FMR H.K. had approximately $1.8 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of FMR.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of FMR.

William Irving is lead portfolio manager of the fund, which he has managed since April 2008. He also manages other Fidelity funds. Since joining Fidelity Investments in 1999, Dr. Irving has worked as a quantitative analyst and portfolio manager.

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Fund Services - continued

Franco Castagliuolo is co-manager of the fund, which he has managed since December 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 1997, Mr. Castagliuolo has served as a research associate and portfolio manager.

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Dr. Irving and Mr. Castagliuolo.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For August 2010, the group fee rate was 0.12%. The individual fund fee rate is 0.20%.

The total management fee for the fiscal year ended August 31, 2010, was 0.32% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

FMR pays FIMM, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2010.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

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FDC distributes Institutional Class's shares.

Intermediaries, including banks, broker-dealers, and other service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by FMR or an affiliate, or by an intermediary. These payments are described in more detail in this section and in the SAI.

Please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Institutional Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Institutional Class.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Institutional Class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

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Appendix

Financial Highlights

The financial highlights table is intended to help you understand Institutional Class's financial history for the past 5 years. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended August 31,	2010	2009	2008	2007	2006 I	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.37	$ 10.08	$ 10.56	$ 10.97	$ 10.98	$ 11.32
Income from Investment Operations
Net investment income D	.391	.496	.499	.548	.424	.432
Net realized and unrealized gain (loss)	.603	.284	(.461)	(.411)	(.011)	(.266)
Total from investment operations	.994	.780	.038	.137	.413	.166
Distributions from net investment income	(.464)	(.490)	(.518)	(.547)	(.423)	(.446)
Distributions from net realized gain	-	-	-	-	-	(.060)
Total distributions	(.464)	(.490)	(.518)	(.547)	(.423)	(.506)
Net asset value, end of period	$ 10.90	$ 10.37	$ 10.08	$ 10.56	$ 10.97	$ 10.98
Total Return B, C	9.80%	7.98%	.37%	1.20%	3.85%	1.48%
Ratios to Average Net Assets E, G
Expenses before reductions	.50%	.52%	.54%	.53%	.52% A	.60%
Expenses net of fee waivers, if any	.50%	.52%	.54%	.53%	.52% A	.60%
Expenses net of all reductions	.50%	.52%	.54%	.53%	.52% A	.60%
Net investment income	3.69%	4.92%	4.83%	5.02%	4.66% A	3.87%
Supplemental Data
Net assets, end of period (in millions)	$ 10	$ 10	$ 7	$ 10	$ 14	$ 16
Portfolio turnover rate F	527%	476%	397%	409%	232% A	183%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H For the period ended October 31.

I For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

Prospectus

Appendix - continued

Additional Information about the Index

Barclays Capital U.S. MBS Index is a market value-weighted index of mortgage securities issued by the Government National Mortgage Association (GNMA), Fannie Mae (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). The mortgage securities are backed by 15-, 20-, and 30-year fixed-rate and hybrid adjustable-rate mortgages.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at www.advisor.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04707

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity Investments & (Pyramid) Design, Fidelity Advisor Money Line, and Directed Dividends are registered trademarks of FMR LLC.

Fidelity Advisor is a service mark of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.729827.113 AMORI-pro-1010

Supplement to the
Fidelity AdvisorSM Short-Fixed Income Fund
Class A, Class T, Class B, and Class C
October 30, 2010
Prospectus

Effective on or about January 7, 2011, for purchases on and after that date, certain changes to the finder's fee program, including removal of the Class A contingent deferred sales charge (CDSC) with respect to which shares on which a finder's fee was paid, will be implemented (except with respect to shares recordkept in a Fidelity Advisor 401(k) Retirement Plan).

On or about January 7, 2011, the following replaces similar information found under the "Fund Distribution" section beginning on page 27.

Sales Charges and Concessions - Class A

	Sales Charge

	As a % of offering priceA	As an approximate % of net amount investedA	Investment professional concession as % of offering price
Less than $250,000B	1.50%	1.52%	1.25%
$250,000 or more	None	None	finder's feeC

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B Purchases of $5.00 or less will not pay a sales charge.

C Investment professionals may be paid an asset-based fee monthly over 18 months. Certain conditions and exceptions apply. See "Finder's Fees" on page 33.

When exchanging Class A shares of one fund for Class A shares of another Fidelity fund that offers Advisor classes of shares or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, your Class A shares retain the CDSC schedule in effect when they were originally bought.

Sales Charges and Concessions - Class T

	Sales Charge

	As a % of offering priceA	As an approximate % of net amount investedA	Investment professional concession as % of offering price
Less than $250,000	1.50%	1.52%	1.25%
$250,000 or more	None	None	0.25%B

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B Certain conditions and exceptions apply. See "Finder's Fees" on page 33.

Investments in Class T shares of $250,000 or more may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 0.25%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

SFI-10-02 October 30, 2010
1.756200.127

When exchanging Class T shares of one fund for Class T shares of another Fidelity fund that offers Advisor classes of shares or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, your Class T shares retain the CDSC schedule in effect when they were originally bought.

On or about January 7, 2011, the following replaces similar information found under the "Fund Distribution" section on page 31.

The CDSC, if any, for Class A, Class T, Class B, and Class C shares will be calculated based on the lesser of the cost of each class's shares, as applicable, at the initial date of purchase or the value of those shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A, Class T, Class B, and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, shares representing reinvested dividends and capital gains will be redeemed first, followed by those shares that have been held for the longest period of time, provided that Class A shares not subject to a CDSC will be redeemed before Class A shares subject to a CDSC, even if the Class A shares subject to a CDSC have been held longer.

On or about January 7, 2011, the following replaces similar information found under the "Fund Distribution" section beginning on page 33.

Finder's Fees. Finder's fees may be paid to investment professionals who sell Class A and Class T shares in purchase amounts of $250,000 or more. For Class A share purchases, investment professionals may be compensated monthly, up to 18 months, with a finder's fee at an annual rate of 0.40% of such Class A share's average net assets throughout the month (up to 0.60% in the aggregate). Finder's fee payments will cease upon the earlier of a redemption (including an exchange, except for an exchange to another fund with the same finder's fee rate) of such Class A shares or the expiration of 18 months. For Class T share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.

Investment professionals may be eligible for a finder's fee on the following purchases of Class A and Class T shares made through broker-dealers and banks: a trade that brings the value of the accumulated account(s) of an investor, including a 403(b) program or an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)), over $250,000; a trade for an investor with an accumulated account value of $250,000 or more; and an incremental trade toward an investor's Letter. Accumulated account value for purposes of finder's fees eligibility is determined the same as it is for Rights of Accumulation. Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund are not counted for this purpose unless acquired by exchange from any Fidelity fund that offers Advisor classes of shares. For information, see "Combined Purchase, Rights of Accumulation, and Letter of Intent Programs" above.

Finder's fees are not paid in connection with purchases of Class A or Class T shares by insurance company separate accounts, the Fidelity Investments Charitable Gift Fund, or managed account programs that charge an asset-based fee, or purchases of Class A or Class T shares made with the proceeds from the redemption of shares of any Fidelity fund or any retirement plan recordkept at Fidelity.

Investment professionals should contact Fidelity in advance to determine if they qualify to receive a finder's fee.

Finder's Fees (Fidelity Advisor 401(k) Retirement Plans only). Finder's fees will be paid in connection with shares recordkept in a Fidelity Advisor 401(k) Retirement Plan only at the time of the initial conversion of assets. For Class A conversions to a Fidelity Advisor 401(k) Retirement Plan, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.75% of the purchase amount for purchases of $1 million but less than $4 million, 0.50% of the purchase amount for purchases of $4 million but less than $25 million, and 0.25% of the purchase amount for purchases of $25 million or more. When a finder's fee is paid, the investment professional concession as a percentage of the offering price is paid at a blended rate. Such Class A purchases may be subject, upon redemption, to a CDSC of 0.75% if redeemed less than 18 months after purchase. For Class T conversions of $1 million or more to a Fidelity Advisor 401(k) Retirement Plan, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount. Such Class T purchases may be subject, upon redemption, to a CDSC of 0.25% if redeemed less than one year after purchase. Such Class A and Class T purchases may be subject to a CDSC upon redemption for any reason, including failure to maintain the account minimum, and the actual CDSC you pay may be higher or lower than the stated percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Investment professionals should contact Fidelity for more information.

On or about January 7, 2011, the following replaces similar information found under the "Fund Distribution" section beginning on page 35.

Except as provided below, FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services. For purchases of Class A shares on which a finder's fee is paid to intermediaries, after the first 18 months of investment, FDC may reallow up to the full amount of the 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Fidelity AdvisorSM Short Fixed-Income Fund

Class/Ticker
A/FSFAX	T/FASFX	B/FBSFX	C/FSFCX

Prospectus

October 30, 2010

Contents

Fund Summary	<Click Here>	Fidelity AdvisorSM Short Fixed-Income Fund
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Additional Information about the Purchase and Sale of Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights
	<Click Here>	Additional Information about the Index

Prospectus

Fund Summary

Fund/Class:
Fidelity AdvisorSM Short Fixed-Income Fund/A, T, B, C

Investment Objective

The fund seeks to obtain a high level of current income consistent with the preservation of capital.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $500,000 in the fund or certain other Fidelity funds. More information about these and other discounts is available from your investment professional and in the Fund Distribution section beginning on page <Click Here> of the prospectus.

Shareholder fees (fees paid directly from your investment)

Class A

Class T

Class B

Class C

Maximum sales charge (load) on purchases (as a % of offering price)	1.50%	1.50%	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	NoneA	NoneA	3.00%B	1.00%C

A Effective on or about January 7, 2011, Class A and Class T purchases of $250,000 or more will not be subject to a front-end sales charge, and such Class T purchases and certain Class A purchases not subject to a front-end sales charge may be subject, upon redemption, to a contingent deferred sales charge (CDSC) of 0.25% or 0.75%, respectively; prior thereto, Class A and Class T purchases of $1 million or more will not be subject to a front-end sales charge and such Class A and Class T purchases may be subject, upon redemption, to a CDSC of 0.75% or 0.25%, respectively.

B Declines over 3 years from 3.00% to 0%.

C On Class C shares redeemed less than one year after purchase.

Annual class operating expenses
(expenses that you pay each year as a % of the value of your investment)

Class A

Class T

Class B

Class C

Management fee	0.32%	0.32%	0.32%	0.32%
Distribution and/or Service (12b-1) fees	0.15%	0.15%	0.90%	1.00%
Other expenses	0.24%	0.24%	0.30%	0.22%
Total annual operating expenses	0.71%	0.71%	1.52%	1.54%

Prospectus

Fund Summary - continued

This example helps compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated and if you hold your shares:

Class A

Class T

Class B

Class C

	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$ 221	$ 221	$ 221	$ 221	$ 455	$ 155	$ 257	$ 157
3 years	$ 374	$ 374	$ 374	$ 374	$ 580	$ 480	$ 486	$ 486
5 years	$ 539	$ 539	$ 539	$ 539	$ 735	$ 735	$ 839	$ 839
10 years	$ 1,019	$ 1,019	$ 1,019	$ 1,019	$ 1,207	$ 1,207	$ 1,834	$ 1,834

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 217% of the average value of its portfolio.

Principal Investment Strategies

  Normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
  Managing the fund to have similar overall interest rate risk to the Barclays Capital U.S. 1-3 Year Government/Credit Bond Index.
  Normally maintaining a dollar-weighted average maturity of three years or less.
  Allocating assets across different market sectors and maturities.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default) and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.

Prospectus

  Investing in Fidelity's central funds (specialized investment vehicles used by Fidelity funds to invest in particular security types or investment disciplines).

Principal Investment Risks

  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the Additional Information about the Index section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.advisor.fidelity.com for updated return information.

Year-by-Year Returns

The returns in the bar chart do not reflect any applicable sales charges; if sales charges were reflected, returns would be lower than those shown.

Prospectus

Fund Summary - continued

Calendar Years	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
	7.88%	6.89%	6.29%	3.27%	1.62%	1.73%	4.33%	2.49%	-2.73%	6.74%

During the periods shown in the chart for Class A:	Returns	Quarter ended
Highest Quarter Return	3.00%	September 30, 2001
Lowest Quarter Return	-1.37%	December 31, 2008
Year-to-Date Return	3.65%	September 30, 2010

Average Annual Returns

Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Class A are shown in the table below and after-tax returns for other classes will vary. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years/Life of class
Class A - Return Before Taxes	5.14%	2.15%	3.65%
Return After Taxes on Distributions	4.23%	0.92%	2.22%
Return After Taxes on Distributions and Sale of Fund Shares	3.32%	1.11%	2.25%
Class T - Return Before Taxes	5.23%	2.17%	3.65%
Class B - Return Before Taxes	2.86%	1.82%	2.23%A
Class C - Return Before Taxes	4.83%	1.64%	2.96%
Barclays Capital U.S. 1-3 Year Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	3.83%	4.32%	4.86%

A From October 9, 2002.

Prospectus

Investment Advisers

Fidelity Management & Research Company (FMR) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Robert Galusza (lead portfolio manager) has managed the fund since July 2007.

Robin Foley (co-manager) has managed the fund since June 2008.

Purchase and Sale of Shares

You may buy or sell Class A, Class T, Class B, and Class C shares of the fund through a retirement account or through an investment professional. You may buy or sell shares in various ways:

Internet www.advisor.fidelity.com
Phone To reach a Fidelity representative 1-877-208-0098
Mail
Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

Subject to certain limited exceptions described in the Additional Information about the Purchase and Sale of Shares section of the prospectus, the fund no longer accepts investments in Class B shares. Any purchase order for Class B shares of the fund (other than from an existing Class B shareholder pursuant to an exchange or the reinvestment of dividends and capital gain distributions paid on Class B shares) will be deemed to be a purchase order for Class A shares of the fund and will be subject to any applicable Class A front-end sales charge.

The price to buy one share of Class A or Class T is its offering price, if you pay a front-end sales charge, or its net asset value per share (NAV), if you qualify for a front-end sales charge waiver. The price to buy one share of Class B or Class C is its NAV. Your shares will be bought at the offering price or NAV, as applicable, next calculated after your order is received in proper form.

The price to sell one share of Class A, Class T, Class B, or Class C is its NAV, minus any applicable contingent deferred sales charge (CDSC). Your shares will be sold at the NAV next calculated after your order is received in proper form, minus any applicable CDSC.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity Advisor Traditional IRA, Roth IRA, Rollover IRA, Simplified Employee Pension-IRA, and Keogh accounts	$500
Through a regular investment plan established at the time the fund position is opened	$100

The fund may waive or lower purchase minimums in other circumstances.

Prospectus

Fund Summary - continued

After a maximum of four years from the initial purchase date, Class B shares convert automatically to Class A shares of the fund at NAV.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, FMR, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, including banks, broker-dealers, or other service-providers (who may be affiliated with FMR or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Prospectus

Fund Basics

Investment Details

Investment Objective

The fund seeks to obtain a high level of current income consistent with the preservation of capital.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

FMR uses the Barclays Capital U.S. 1-3 Year Government/Credit Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index.

FMR considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, FMR considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

In addition, the fund normally maintains a dollar-weighted average maturity of three years or less. As of August 31, 2010, the fund's dollar-weighted average maturity was approximately 2.5 years and the index's dollar-weighted average maturity was approximately 2.0 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

FMR allocates the fund's assets among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument or components of the index underlying the derivative, and forward-settling securities. FMR may invest a significant portion of the fund's assets in these types of investments. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, and futures contracts (both long and short positions) on securities and indexes. Depending on FMR's outlook and market conditions, FMR may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index. Government legislation or regulation of derivatives could affect the fund's use of derivatives and could limit the fund's ability to pursue its investment strategies.

Prospectus

Fund Basics - continued

To earn additional income for the fund, FMR may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

FMR uses central funds to help invest the fund's assets. Central funds are specialized investment vehicles managed by FMR affiliates that are designed to be used by Fidelity funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buying bonds directly the fund might invest in a central fund that buys bonds. Fidelity does not charge any additional management fees for central funds. Central funds offer exposure to some or all of the following types of investment-grade and lower-quality debt securities: corporate bonds, mortgage and other asset-backed securities, floating rate loans, and BB-rated securities. Central funds may also focus on other types of securities.

If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, mortgage and other asset-backed securities, and other securities that FMR believes have debt-like characteristics, including hybrids and synthetic securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Derivatives are investments whose values are tied to an underlying asset, instrument, or index. Derivatives include futures, options, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of a security or index) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. Payment and delivery take place after the customary settlement period.

Central funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees to Fidelity. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Prospectus

Principal Investment Risks

Many factors affect the fund's performance. The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.

Prospectus

Fund Basics - continued

Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The following policy is fundamental, that is, subject to change only by shareholder approval:

The fund seeks to obtain a high level of current income consistent with the preservation of capital.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

The fund normally invests at least 80% of its assets in investment-grade debt securities of all types and repurchase agreements for those securities.

Valuing Shares

The fund is open for business each day the NYSE is open.

A class's NAV is the value of a single share. Fidelity normally calculates each class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing each class's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

Prospectus

The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets presents time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Additional Information about the Purchase and Sale of Shares

General Information

Subject to certain limited exceptions described below, the fund no longer accepts investments in Class B shares. Existing Class B shareholders may continue (i) to hold their Class B shares (including any Class B shares acquired pursuant to an exchange or the reinvestment of dividends and capital gain distributions), (ii) to exchange their Class B shares for Class B shares of other Fidelity funds that offer Advisor classes of shares or for Advisor B Class shares of Treasury Fund, and (iii) to add to their accounts through the reinvestment of dividends and capital gain distributions paid on Class B shares (including through the Directed Dividends option), in each case until those Class B shares automatically convert to Class A shares under the existing conversion schedule. Any purchase order for Class B shares of the fund (other than pursuant to an exchange or the reinvestment of dividends and capital gain distributions) will be deemed to be a purchase order for Class A shares of the fund and will be subject to any applicable Class A front-end sales charge. For purposes of determining the applicable Class A sales charge, the value of a shareholder's account will be deemed to include the value of all applicable shares, including Class B shares, in all eligible accounts. For more information, please see the Fund Distribution section of the prospectus.

You may buy or sell Class A, Class T, Class B, or Class C shares of the fund through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging Class A, Class T, Class B, or Class C shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Class A, Class T, Class B, or Class C shares of the fund, including a transaction fee if you buy or sell Class A, Class T, Class B, or Class C shares of the fund through a broker or other investment professional.

You should include the following information with any order to buy, sell, or exchange shares:

  Your name;
  Your account number;
  Name of fund whose shares you want to buy or sell; and
  Dollar amount or number of shares you want to buy or sell.

Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Prospectus

Shareholder Information - continued

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Prospectus

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Shareholder Information - continued

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

The price to buy one share of Class A or Class T is its offering price or its NAV, depending on whether you pay a front-end sales charge.

The price to buy one share of Class B or Class C is its NAV. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption.

If you pay a front-end sales charge, your price will be Class A's or Class T's offering price. When you buy Class A or Class T shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class T shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class T's NAV.

The offering price of Class A or Class T is its NAV plus the sales charge. The offering price is calculated by dividing Class A's or Class T's NAV by the difference between one and the applicable front-end sales charge percentage and rounding to the nearest cent.

The dollar amount of the sales charge for Class A or Class T is the difference between the offering price of the shares purchased and the NAV of those shares. Since the offering price per share is calculated to the nearest cent using standard rounding criteria, the percentage sales charge you actually pay may be higher or lower than the sales charge percentages shown in this prospectus due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Your investment professional can help you choose the class of shares that best suits your investment needs.

Your shares will be bought at the offering price or NAV, as applicable, next calculated after your order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the offering price or NAV, as applicable, next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Prospectus

There is no minimum balance or purchase minimum for (i) certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity systematic withdrawal service, or (ii) certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with FDC. In addition, the fund may waive or lower purchase minimums in other circumstances.

Purchase and balance minimums are waived for purchases of Class T shares with distributions from a Fidelity Defined Trust account.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Class A, Class T, Class B, or Class C is its NAV, minus any applicable CDSC.

Any applicable CDSC is calculated based on your original redemption amount.

Your shares will be sold at the NAV next calculated after your order is received in proper form, minus any applicable CDSC. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

Prospectus

Shareholder Information - continued

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary, minus any applicable CDSC. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares;
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address;
  When you are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  If you sell shares of Class A or Class T by writing a check, if available, and the amount of the check is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.

Prospectus

  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

To sell shares issued with certificates, call Fidelity for instructions. The fund no longer issues share certificates.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a Class A shareholder, you have the privilege of exchanging Class A shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund.

As a Class T shareholder, you have the privilege of exchanging Class T shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund. If you purchased your Class T shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class T shares for shares of Fidelity® Capital Appreciation Fund.

As a Class B shareholder, you have the privilege of exchanging Class B shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares or for Advisor B Class shares of Treasury Fund.

As a Class C shareholder, you have the privilege of exchanging Class C shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares or for Advisor C Class shares of Treasury Fund.

Through your investment professional, you may also move between certain share classes of the same fund. For more information, see the statement of additional information (SAI) or consult your investment professional.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Any exchanges of Class A, Class T, Class B, and Class C shares are not subject to a CDSC.
  Before exchanging into a fund or class, read its prospectus.
  The fund or class you are exchanging into must be available for sale in your state.

Prospectus

Shareholder Information - continued

  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features may be available to buy and sell shares of the fund. Visit www.advisor.fidelity.com or contact your investment professional for more information.

Electronic Funds Transfer (Fidelity Advisor Money Line®): electronic money movement through the Automated Clearing House

• To transfer money between a bank account and your fund account.

• You can use electronic funds transfer to:

- Make periodic (automatic) purchases of shares.
- Make periodic (automatic) redemptions of shares.

Wire: electronic money movement through the Federal Reserve wire system • To transfer money between a bank account and your fund account.

Automatic Transactions: periodic (automatic) transactions

• To make contributions from your fund account to your Fidelity Advisor IRA.

• To sell shares of a Fidelity money market fund and simultaneously to buy shares of a Fidelity fund that offers Advisor classes of shares.

Checkwriting • To sell shares from your account (only if checkwriting was set up on your account prior to July 31, 2004).

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).

Prospectus

  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-877-208-0098 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, call Fidelity at 1-877-208-0098.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

If your fund balance falls below $1,000 worth of shares for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV, minus any applicable CDSC, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Prospectus

Shareholder Information - continued

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in October and December.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

When you buy shares, your method of payment will determine when dividends begin to accrue. For example, shares purchased through an investment professional using the National Securities Clearing Corporation generally begin to earn dividends on the day the fund receives payment for those shares. Shares purchased through an investment professional by any other method generally begin to earn dividends on the first business day following the day the fund receives payment. If you purchase your shares directly from the fund by check or wire, those shares generally begin to earn dividends on the first business day following the day you placed your purchase order.

Shares sold through an investment professional using the National Securities Clearing Corporation generally earn dividends until, but not including, the day redemption proceeds are processed. Shares sold through an investment professional by any other method generally earn dividends until, but not including, the first business day following the day redemption proceeds are processed. Shares sold other than through an investment professional generally earn dividends until, but not including, the first business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for each class:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in the same class of shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of certain identically registered Fidelity funds. Your capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of certain identically registered Fidelity funds, automatically reinvested in additional shares of the same class of the fund, or paid in cash.

Prospectus

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in the same class of shares of another Fidelity fund that offers Advisor classes of shares or shares of certain Fidelity funds, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2009, FMR had approximately $1.3 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FIMM serves as a sub-adviser for the fund. FIMM has day-to-day responsibility for choosing investments for the fund.

FIMM is an affiliate of FMR. As of December 31, 2009, FIMM had approximately $639.1 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Other investment advisers assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, 4th Floor, London, EC4M 7LS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2009, FMR U.K. had approximately $11.3 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR U.K. is an affiliate of FMR.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2009, FMR H.K. had approximately $1.8 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of FMR.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of FMR.

Robert Galusza is lead portfolio manager of the fund, which he has managed since July 2007. He also manages other Fidelity funds. Since joining Fidelity Investments in 1987, Mr. Galusza has worked as a research analyst and portfolio manager.

Robin Foley is co-manager of the fund, which she has managed since June 2008. She also manages other Fidelity funds. Since joining Fidelity Investments in 1986, Ms. Foley has worked as a manager for Fidelity Management Trust Company (FMTC) and as a portfolio manager.

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The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Galusza and Ms. Foley.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For August 2010, the group fee rate was 0.12%. The individual fund fee rate is 0.20%.

The total management fee for the fiscal year ended August 31, 2010, was 0.32% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

FMR pays FIMM, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2010.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

FMR has voluntarily agreed to reimburse Class A, Class T, Class B, and Class C of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the following rates:

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Class A

Class T

Class B

Class C

Rate	0.83%	0.83%	1.58%	1.68%
Effective Date	2/1/05	2/1/05	2/1/05	2/1/05

These arrangements may be discontinued by FMR at any time.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes each class's shares.

Intermediaries, including banks, broker-dealers, and other service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares. This compensation may take the form of:

  sales charges and concessions
  distribution and/or service (12b-1) fees
  finder's fees
  payments for additional distribution-related activities and/or shareholder services payments for educational seminars and training, including seminars sponsored by FMR or an affiliate, or by an intermediary

These payments are described in more detail in this section and in the SAI.

You may pay a sales charge when you buy or sell your Class A, Class T, Class B, or Class C shares.

FDC collects the sales charge.

As described in detail in this section, you may be entitled to a waiver of your sales charge, or to pay a reduced sales charge, when you buy or sell Class A, Class T, Class B, or Class C shares. In the event of changes in sales charges, sales charges, if any, in effect at the time of purchase generally will apply.

The front-end sales charge will be reduced for purchases of Class A and Class T shares according to the sales charge schedules below.

Sales Charges and Concessions - Class A

	Sales Charge

	As a % of offering priceA	As an approximate % of net amount investedA	Investment professional concession as % of offering price
Less than $500,000B	1.50%	1.52%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.75%
$1,000,000 but less than $4,000,000	None	None	0.75%C
$4,000,000 but less than $25,000,000	None	None	0.50%C
$25,000,000 or more	None	None	0.25%C

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B Purchases of $5.00 or less will not pay a sales charge.

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C Certain conditions and exceptions apply. See "Finder's Fees" on page <Click Here>.

Investments in Class A shares of $1 million or more may, upon redemption less than 18 months after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 0.75%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class A shares of one fund for Class A shares of another Fidelity fund that offers Advisor classes of shares or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, your Class A shares retain the CDSC schedule in effect when they were originally bought.

Sales Charges and Concessions - Class T

	Sales Charge

	As a % of offering priceA	As an approximate % of net amount investedA	Investment professional concession as % of offering price
Less than $500,000	1.50%	1.52%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.75%
$1,000,000 or more	None	None	0.25%B

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B Certain conditions and exceptions apply. See "Finder's Fees" on page <Click Here>.

Investments in Class T shares of $1 million or more may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 0.25%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class T shares of one fund for Class T shares of another Fidelity fund that offers Advisor classes of shares or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, your Class T shares retain the CDSC schedule in effect when they were originally bought.

Class A or Class T shares purchased by an individual or company through the Combined Purchase, Rights of Accumulation, or Letter of Intent program may receive a reduced front-end sales charge according to the sales charge schedules above. To qualify for a Class A or Class T front-end sales charge reduction under one of these programs, you must notify Fidelity in advance of your purchase.

Combined Purchase, Rights of Accumulation, and Letter of Intent Programs. The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Combined Purchase and Rights of Accumulation program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or parent-subsidiary group of "employee benefit plans" (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code). The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Letter of Intent program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)); an IRA or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans); plans investing through the Fidelity Advisor 403(b) program; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).

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Combined Purchase. To receive a Class A or Class T front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class T shares with purchases of: (i) Class A, Class T, Class B, and Class C shares of any Fidelity fund that offers Advisor classes of shares, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, and (iii) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. For your purchases to be aggregated for the purpose of qualifying for the Combined Purchase program, they must be made on the same day through one intermediary.

Rights of Accumulation. To receive a Class A or Class T front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class T shares the current value of your holdings in: (i) Class A, Class T, Class B, and Class C shares of any Fidelity fund that offers Advisor classes of shares, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, (iii) Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund acquired by exchange from any Fidelity fund that offers Advisor classes of shares, (iv) Class O shares of Fidelity Advisor Diversified Stock Fund and Fidelity Advisor Capital Development Fund, and (v) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. The current value of your holdings is determined at the NAV at the close of business on the day prior to your purchase of Class A or Class T shares. The current value of your holdings will be added to your purchase of Class A or Class T shares for the purpose of qualifying for the Rights of Accumulation program. For your purchases and holdings to be aggregated for the purpose of qualifying for the Rights of Accumulation program, they must have been made through one intermediary.

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Letter of Intent. You may receive a Class A or Class T front-end sales charge reduction on your purchases of Class A and Class T shares made during a 13-month period by signing a Letter of Intent (Letter). File your Letter with Fidelity no later than the date of the initial purchase toward completing your Letter. Each Class A or Class T purchase you make toward completing your Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter: (i) Class A and Class T shares of any Fidelity fund that offers Advisor classes of shares (except those acquired by exchange from Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund that had been previously exchanged from a Fidelity fund that offers Advisor classes of shares), (ii) Class B and Class C shares of any Fidelity fund that offers Advisor classes of shares, (iii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, and (iv) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter. For your purchases to be aggregated for the purpose of completing your Letter, they must be made through one intermediary. Your initial purchase toward completing your Letter must be at least 5% of the total investment specified in your Letter. Fidelity will register Class A or Class T shares equal to 5% of the total investment specified in your Letter in your name and will hold those shares in escrow. You will earn income, dividends and capital gain distributions on escrowed Class A and Class T shares. The escrow will be released when you complete your Letter. You are not obligated to complete your Letter. If you do not complete your Letter, you must pay the increased front-end sales charges due in accordance with the sales charge schedule in effect when your shares were originally bought. Fidelity may redeem sufficient escrowed Class A or Class T shares to pay any applicable front-end sales charges. If you purchase more than the amount specified in your Letter and qualify for additional Class A or Class T front-end sales charge reductions, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months and the surplus amount will be applied to your purchase of additional Class A or Class T shares at the then-current offering price applicable to the total investment.

Detailed information about these programs also is available on www.advisor.fidelity.com. In order to obtain the benefit of a front-end sales charge reduction for which you may be eligible, you may need to inform your investment professional of other accounts you, your spouse, or your children maintain with your investment professional or other investment professionals from the same intermediary.

Class B shares may, upon redemption for any reason, including failure to maintain the account minimum, be assessed a CDSC based on the following schedule:

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From Date of Purchase
Contingent Deferred Sales ChargeA
Less than 1 year	3%
1 year to less than 2 years	2%
2 years to less than 3 years	1%
3 years to less than 4 yearsB	0%

A The actual CDSC you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B After a maximum of four years, Class B shares will convert automatically to Class A shares of the fund.

When exchanging Class B shares of one fund for Class B shares of another Fidelity fund that offers Advisor classes of shares or Advisor B Class shares of Treasury Fund, your Class B shares retain the CDSC schedule in effect when they were originally bought.

Except as provided below, investment professionals receive as compensation from FDC, at the time of sale, a concession equal to 2.00% of your purchase of Class B shares. For purchases of Class B shares through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

Class C shares may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Except as provided below, investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

The CDSC for Class A, Class T, Class B, and Class C shares will be calculated based on the lesser of the cost of each class's shares, as applicable, at the initial date of purchase or the value of those shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A, Class T, Class B, and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, shares representing reinvested dividends and capital gains will be redeemed first, followed by those shares that have been held for the longest period of time.

A front-end sales charge will not apply to the following Class A or Class T shares:

1. Purchased for an employee benefit plan other than a plan investing through the Fidelity Advisor 403(b) program. For this purpose, employee benefit plans generally include 401(a), 401(k), 403(b), and 457(b) governmental plans, but do not include: IRAs, SIMPLE, SEP, or SARSEP plans; or health savings accounts;

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2. Purchased for an insurance company separate account;

3. Purchased for managed account programs that charge an asset-based fee by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department;

4. Purchased with the proceeds of a redemption of Fidelity or Fidelity Advisor fund shares held in (i) an insurance company separate account, or (ii) an employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor 403(b) program), the proceeds of which must be reinvested directly into Fidelity Advisor fund shares;

5. Purchased with any proceeds of a distribution from a Fidelity recordkept employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor 403(b) program) that is rolled directly into a Fidelity Advisor IRA;

6. Purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;

7. Purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director or regular employee of FMR LLC or FIL Limited or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

8. Purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more, or, a charitable remainder trust or life income pool established for the benefit of a charitable organization;

9. Purchased by the Fidelity Investments Charitable Gift Fund;

10. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of intermediaries having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of intermediaries having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;

11. Purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts;

12. Purchased to repay a loan against Class A, Class T, or Class B shares held in the investor's Fidelity Advisor 403(b) program;

13. Purchased for health savings account programs by a broker-dealer, registered investment adviser, insurance company, trust institution, or bank trust department; or

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14. (Applicable only to Class A purchases after October 23, 2009) Purchased by a shareholder who redeemed Destiny Plan assets and received the proceeds in the form of directly held shares of a Fidelity Advisor fund after September 30, 2008.

Pursuant to Rule 22d-1 under the Investment Company Act of 1940 (1940 Act), FDC exercises its right to waive Class A's and Class T's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. FDC also exercises its right to waive Class A's front-end sales charge on purchases of $5.00 or less.

The CDSC may be waived on the redemption of shares (applies to Class A, Class T, Class B, and Class C, unless otherwise noted):

1. For disability or death;

2. From employer-sponsored retirement plans (except SIMPLE IRAs, SEPs, and SARSEPs) starting the year in which age 70 1/2 is attained;

3. For minimum required distributions from Traditional IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, and SARSEPs (excludes Roth accounts) starting the year in which age 70 1/2 is attained;

4. Through the Fidelity Advisor Systematic Withdrawal Program, if the amount does not exceed 12% of the account balance in a rolling 12-month period;

5. (Applicable to Class A and Class T only) Held by insurance company separate accounts;

6. (Applicable to Class A and Class T only) From an employee benefit plan (except SIMPLE IRAs, SEPs, SARSEPs, and plans covering self-employed individuals and their employees) or 403(b) programs (except Fidelity Advisor 403(b) programs for which Fidelity or an affiliate serves as custodian);

7. (Applicable to Class A and Class T only) Purchased by the Fidelity Investments Charitable Gift Fund;

8. (Applicable to Class A and Class T only) On which a finder's fee was eligible to be paid to an investment professional at the time of purchase, but was not paid because payment was declined (to determine your eligibility for this CDSC waiver, please ask your investment professional if he or she received a finder's fee at the time of purchase);

9. (Applicable to Class C only) On which investment professionals did not receive a concession at the time of purchase; or

10. (Applicable to Class B only) From the Fidelity Advisor 403(b) program.

To qualify for a Class A or Class T front-end sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.

You may be required to notify Fidelity in advance of your redemption to qualify for a Class A, Class T, Class B, or Class C CDSC waiver.

Information on sales charge reductions and waivers is available free of charge on www.advisor.fidelity.com.

Finder's Fees. Finder's fees may be paid to investment professionals who sell Class A and Class T shares in purchase amounts of $1 million or more. For Class A share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.75% of the purchase amount for purchases of $1 million up to $4 million, 0.50% of the purchase amount for purchases of $4 million up to $25 million, and 0.25% of the purchase amount for purchases of $25 million or more. For Class T share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.

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Investment professionals may be eligible for a finder's fee on the following purchases of Class A and Class T shares made through broker-dealers and banks: a trade that brings the value of the accumulated account(s) of an investor, including a 403(b) program or an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)), over $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million Letter. Accumulated account value for purposes of finder's fees eligibility is determined the same as it is for Rights of Accumulation. Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund are not counted for this purpose unless acquired by exchange from any Fidelity fund that offers Advisor classes of shares. For information, see "Combined Purchase, Rights of Accumulation, and Letter of Intent Programs" above.

Finder's fees are not paid in connection with purchases of Class A or Class T shares by insurance company separate accounts, the Fidelity Investments Charitable Gift Fund, or managed account programs that charge an asset-based fee, or purchases of Class A or Class T shares made with the proceeds from the redemption of shares of any Fidelity fund or any retirement plan recordkept at Fidelity.

Investment professionals should contact Fidelity in advance to determine if they qualify to receive a finder's fee. Finder's fees will be paid in connection with shares recordkept in a Fidelity Advisor 401(k) Retirement Plan only at the time of the initial conversion of assets. Investment professionals should contact Fidelity for more information.

Reinstatement Privilege. If you have sold all or part of your Class A, Class T, or Class C shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity fund that offers Advisor classes of shares, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by reinvesting that amount in Class A, Class T, or Class C shares, as applicable. If you have sold all or part of your Class B shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in Class A shares (without incurring a front-end sales charge) of the fund or another Fidelity fund that offers Advisor classes of shares at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption.

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You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class A, Class T, or Class C shares had not been redeemed. To qualify for the reinstatement privilege, you must notify Fidelity in writing in advance of your reinvestment.

Conversion Feature. After a maximum of four years from the initial date of purchase, Class B shares and any capital appreciation associated with those shares convert automatically to Class A shares of the fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class B shares bought through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares.

Class A has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class A is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A may pay this 12b-1 (distribution) fee at an annual rate of 0.15% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.15% of Class A's average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.

In addition, pursuant to the Class A plan, Class A is authorized to pay FDC a monthly 12b-1 (service) fee as compensation for providing shareholder support services. Class A may pay this 12b-1 (service) fee at an annual rate of 0.25% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class A currently pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.15% of its average net assets throughout the month. Class A's 12b-1 (service) fee rate may be increased only when the Trustees believe it is in the best interests of Class A shareholders to do so.

Except as provided below, FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services. For purchases of Class A shares on which a finder's fee was paid to intermediaries, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

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Class T has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class T is authorized to pay FDC a monthly 12b-1 (service) fee as compensation for providing shareholder support services. Class T currently pays this monthly 12b-1 (service) fee at an annual rate of 0.15% of its average net assets throughout the month.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Class B has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class B is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class B shares. Class B may pay this 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class B currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.65% of its average net assets throughout the month. Class B's 12b-1 (distribution) fee rate may be increased only when the Trustees believe that it is in the best interests of Class B shareholders to do so.

In addition, pursuant to the Class B plan, Class B pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class B's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Class C has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class C is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to the Class C plan, Class C pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets throughout the month for providing shareholder support services.

Normally, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (distribution) fees to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

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For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of this 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Any fees paid out of a class's assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to the above payments, each plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of the applicable class's shares and/or shareholder support services. FMR, directly or through FDC or one or more affiliates, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class A, Class T, Class B, and Class C. Please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each class's financial history for the past 5 years. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Fidelity Advisor Short Fixed-Income Fund - Class A

Years ended August 31,	2010	2009	2008	2007	2006G	2005I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.96	$ 8.94	$ 9.25	$ 9.39	$ 9.39	$ 9.60
Income from Investment Operations
Net investment incomeE	.189	.237	.364	.414	.305	.281
Net realized and unrealized gain (loss)	.273	.007F	(.315)	(.154)	.002	(.204)
Total from investment operations	.462	.244	.049	.260	.307	.077
Distributions from net investment income	(.192)	(.224)	(.359)	(.400)	(.307)	(.279)
Distributions from net realized gain	-	-	-	-	-	(.008)
Total distributions	(.192)	(.224)	(.359)	(.400)	(.307)	(.287)
Net asset value, end of period	$ 9.23	$ 8.96	$ 8.94	$ 9.25	$ 9.39	$ 9.39
Total ReturnB,C,D	5.21%	2.81%	.51%	2.79%	3.33%	.81%
Ratios to Average Net AssetsH,K
Expenses before reductions	.71%	.74%	.78%	.78%	.78%A	.85%
Expenses net of fee waivers, if any	.71%	.74%	.78%	.78%	.78%A	.85%
Expenses net of all reductions	.71%	.74%	.78%	.77%	.78%A	.85%
Net investment income	2.07%	2.70%	3.98%	4.41%	3.91%A	2.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 254,410	$ 265,959	$ 342,015	$ 412,412	$ 377,221	$ 369,512
Portfolio turnover rate L	217%	318%J	94%	91%J	55%A	94%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I For the period ended October 31.

J The portfolio turnover rate excludes liquidations and/or redemptions executed in-kind from Affiliated Central Funds.

K Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Prospectus

Fidelity Advisor Short Fixed-Income Fund - Class T

Years ended August 31,	2010	2009	2008	2007	2006G	2005I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.97	$ 8.94	$ 9.26	$ 9.40	$ 9.40	$ 9.60
Income from Investment Operations
Net investment incomeE	.189	.237	.368	.417	.308	.284
Net realized and unrealized gain (loss)	.273	.016F	(.327)	(.154)	.002	(.194)
Total from investment operations	.462	.253	.041	.263	.310	.090
Distributions from net investment income	(.192)	(.223)	(.361)	(.403)	(.310)	(.282)
Distributions from net realized gain	-	-	-	-	-	(.008)
Total distributions	(.192)	(.223)	(.361)	(.403)	(.310)	(.290)
Net asset value, end of period	$ 9.24	$ 8.97	$ 8.94	$ 9.26	$ 9.40	$ 9.40
Total ReturnB,C,D	5.20%	2.91%	.43%	2.82%	3.36%	.95%
Ratios to Average Net AssetsH,K
Expenses before reductions	.71%	.75%	.76%	.75%	.74%A	.81%
Expenses net of fee waivers, if any	.71%	.75%	.76%	.75%	.74%A	.81%
Expenses net of all reductions	.71%	.75%	.76%	.75%	.74%A	.81%
Net investment income	2.08%	2.70%	4.01%	4.44%	3.95%A	2.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 189,230	$ 253,439	$ 334,850	$ 516,227	$ 514,917	$ 544,662
Portfolio turnover rate L	217%	318%J	94%	91%J	55%A	94%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I For the period ended October 31.

J The portfolio turnover rate excludes liquidations and/or redemptions executed in-kind from Affiliated Central Funds.

K Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Prospectus

Appendix - continued

Fidelity Advisor Short Fixed-Income Fund - Class B

Years ended August 31,	2010	2009	2008	2007	2006G	2005I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.97	$ 8.95	$ 9.27	$ 9.41	$ 9.41	$ 9.61
Income from Investment Operations
Net investment incomeE	.115	.167	.295	.344	.247	.210
Net realized and unrealized gain (loss)	.273	.007F	(.326)	(.155)	.002	(.194)
Total from investment operations	.388	.174	(.031)	.189	.249	.016
Distributions from net investment income	(.118)	(.154)	(.289)	(.329)	(.249)	(.208)
Distributions from net realized gain	-	-	-	-	-	(.008)
Total distributions	(.118)	(.154)	(.289)	(.329)	(.249)	(.216)
Net asset value, end of period	$ 9.24	$ 8.97	$ 8.95	$ 9.27	$ 9.41	$ 9.41
Total ReturnB,C,D	4.35%	2.00%	(.36)%	2.01%	2.68%	.17%
Ratios to Average Net AssetsH,K
Expenses before reductions	1.52%	1.54%	1.55%	1.54%	1.54%A	1.61%
Expenses net of fee waivers, if any	1.52%	1.54%	1.55%	1.54%	1.54%A	1.60%
Expenses net of all reductions	1.52%	1.54%	1.55%	1.53%	1.53%A	1.60%
Net investment income	1.26%	1.91%	3.22%	3.65%	3.15%A	2.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,587	$ 12,579	$ 11,617	$ 19,895	$ 30,678	$ 39,190
Portfolio turnover rate L	217%	318%J	94%	91%J	55%A	94%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I For the period ended October 31.

J The portfolio turnover rate excludes liquidations and/or redemptions executed in-kind from Affiliated Central Funds.

K Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Prospectus

Fidelity Advisor Short Fixed-Income Fund - Class C

Years ended August 31,	2010	2009	2008	2007	2006G	2005I
Selected Per-Share Data
Net asset value, beginning of period	$ 8.97	$ 8.95	$ 9.26	$ 9.40	$ 9.40	$ 9.61
Income from Investment Operations
Net investment incomeE	.113	.164	.291	.340	.244	.206
Net realized and unrealized gain (loss)	.273	.006F	(.315)	(.155)	.002	(.204)
Total from investment operations	.386	.170	(.024)	.185	.246	.002
Distributions from net investment income	(.116)	(.150)	(.286)	(.325)	(.246)	(.204)
Distributions from net realized gain	-	-	-	-	-	(.008)
Total distributions	(.116)	(.150)	(.286)	(.325)	(.246)	(.212)
Net asset value, end of period	$ 9.24	$ 8.97	$ 8.95	$ 9.26	$ 9.40	$ 9.40
Total ReturnB,C,D	4.33%	1.95%	(.29)%	1.98%	2.65%	.02%
Ratios to Average Net AssetsH,K
Expenses before reductions	1.54%	1.57%	1.58%	1.57%	1.58%A	1.64%
Expenses net of fee waivers, if any	1.54%	1.57%	1.58%	1.57%	1.58%A	1.64%
Expenses net of all reductions	1.54%	1.57%	1.58%	1.57%	1.57%A	1.64%
Net investment income	1.24%	1.87%	3.18%	3.62%	3.12%A	2.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 131,947	$ 103,378	$ 97,150	$ 129,105	$ 156,364	$ 194,992
Portfolio turnover rate L	217%	318%J	94%	91%J	55%A	94%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I For the period ended October 31.

J The portfolio turnover rate excludes liquidations and/or redemptions executed in-kind from Affiliated Central Funds.

K Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Prospectus

Appendix - continued

Additional Information about the Index

Barclays Capital U.S. 1-3 Year Government/Credit Bond Index is a market value-weighted index of fixed-rate investment-grade debt securities with maturities from one to three years from the U.S. Treasury, U.S. Government-Related, and U.S. Corporation Indexes.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at www.advisor.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04707

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity Investments & (Pyramid) Design, Fidelity, Fidelity Advisor Money Line, and Directed Dividends are registered trademarks of FMR LLC.

Fidelity Advisor is a service mark of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.728707.112 SFI-pro-1010

Fidelity AdvisorSM Short Fixed-Income Fund

Class/Ticker

Institutional/FSXIX

Prospectus

October 30, 2010

Contents

Fund Summary	<Click Here>	Fidelity AdvisorSM Short Fixed-Income Fund
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Additional Information about the Purchase and Sale of Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights
	<Click Here>	Additional Information about the Index

Prospectus

Fund Summary

Fund/Class:
Fidelity AdvisorSM Short Fixed-Income Fund/Institutional

Investment Objective

The fund seeks to obtain a high level of current income consistent with the preservation of capital.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund.

Shareholder fees (fees paid directly from your investment)	None

Annual class operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.32%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.21%
Total annual operating expenses	0.53%

This example helps compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 54
3 years	$ 170
5 years	$ 296
10 years	$ 665

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 217% of the average value of its portfolio.

Prospectus

Fund Summary - continued

Principal Investment Strategies

  Normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
  Managing the fund to have similar overall interest rate risk to the Barclays Capital U.S. 1-3 Year Government/Credit Bond Index.
  Normally maintaining a dollar-weighted average maturity of three years or less.
  Allocating assets across different market sectors and maturities.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default) and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Investing in Fidelity's central funds (specialized investment vehicles used by Fidelity funds to invest in particular security types or investment disciplines).

Principal Investment Risks

  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Prospectus

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the Additional Information about the Index section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.advisor.fidelity.com for updated return information.

Year-by-Year Returns

Calendar Years	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
	7.96%	7.20%	6.47%	3.35%	1.96%	1.83%	4.54%	2.72%	-2.49%	7.04%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	2.94%	September 30, 2001
Lowest Quarter Return	-1.42%	December 31, 2008
Year-to-Date Return	3.79%	September 30, 2010

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

Prospectus

Fund Summary - continued

For the periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years
Institutional Class
Return Before Taxes	7.04%	2.68%	4.01%
Return After Taxes on Distributions	6.06%	1.37%	2.50%
Return After Taxes on Distributions and Sale of Fund Shares	4.55%	1.52%	2.52%
Barclays Capital U.S. 1-3 Year Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	3.83%	4.32%	4.86%

Investment Advisers

Fidelity Management & Research Company (FMR) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Robert Galusza (lead portfolio manager) has managed the fund since July 2007.

Robin Foley (co-manager) has managed the fund since June 2008.

Purchase and Sale of Shares

Institutional Class eligibility requirements are listed in the Additional Information about the Purchase and Sale of Shares section of the prospectus.

You may buy or sell Institutional Class shares of the fund through a retirement account or through an investment professional. You may buy or sell shares in various ways:

Internet www.advisor.fidelity.com
Phone To reach a Fidelity representative 1-877-208-0098
Mail
Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

The price to buy one share of Institutional Class is its net asset value per share (NAV). Your shares will be bought at the NAV next calculated after your order is received in proper form.

The price to sell one share of Institutional Class is its NAV. Your shares will be sold at the NAV next calculated after your order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity Advisor Traditional IRA, Roth IRA, Rollover IRA, Simplified Employee Pension-IRA, and Keogh accounts	$500
Through a regular investment plan established at the time the fund position is opened	$100

The fund may waive or lower purchase minimums in other circumstances.

Prospectus

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, FMR, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, including banks, broker-dealers, or other service-providers (who may be affiliated with FMR or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Prospectus

Fund Basics

Investment Details

Investment Objective

The fund seeks to obtain a high level of current income consistent with the preservation of capital.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

FMR uses the Barclays Capital U.S. 1-3 Year Government/Credit Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index.

FMR considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, FMR considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

In addition, the fund normally maintains a dollar-weighted average maturity of three years or less. As of August 31, 2010, the fund's dollar-weighted average maturity was approximately 2.5 years and the index's dollar-weighted average maturity was approximately 2.0 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

FMR allocates the fund's assets among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument or components of the index underlying the derivative, and forward-settling securities. FMR may invest a significant portion of the fund's assets in these types of investments. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, and futures contracts (both long and short positions) on securities and indexes. Depending on FMR's outlook and market conditions, FMR may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index. Government legislation or regulation of derivatives could affect the fund's use of derivatives and could limit the fund's ability to pursue its investment strategies.

Prospectus

Fund Basics - continued

To earn additional income for the fund, FMR may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

FMR uses central funds to help invest the fund's assets. Central funds are specialized investment vehicles managed by FMR affiliates that are designed to be used by Fidelity funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buying bonds directly the fund might invest in a central fund that buys bonds. Fidelity does not charge any additional management fees for central funds. Central funds offer exposure to some or all of the following types of investment-grade and lower-quality debt securities: corporate bonds, mortgage and other asset-backed securities, floating rate loans, and BB-rated securities. Central funds may also focus on other types of securities.

If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, mortgage and other asset-backed securities, and other securities that FMR believes have debt-like characteristics, including hybrids and synthetic securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Derivatives are investments whose values are tied to an underlying asset, instrument, or index. Derivatives include futures, options, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of a security or index) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. Payment and delivery take place after the customary settlement period.

Central funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees to Fidelity. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

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Principal Investment Risks

Many factors affect the fund's performance. The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.

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Fund Basics - continued

Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The following policy is fundamental, that is, subject to change only by shareholder approval:

The fund seeks to obtain a high level of current income consistent with the preservation of capital.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

The fund normally invests at least 80% of its assets in investment-grade debt securities of all types and repurchase agreements for those securities.

Valuing Shares

The fund is open for business each day the NYSE is open.

A class's NAV is the value of a single share. Fidelity normally calculates the class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing the class's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

Prospectus

The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets presents time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Additional Information about the Purchase and Sale of Shares

General Information

You may buy or sell Institutional Class shares of the fund through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging Institutional Class shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Institutional Class shares of the fund, including a transaction fee if you buy or sell Institutional Class shares of the fund through a broker or other investment professional.

You should include the following information with any order to buy, sell, or exchange shares:

  Your name;
  Your account number;
  Name of fund whose shares you want to buy or sell; and
  Dollar amount or number of shares you want to buy or sell.

Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

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Shareholder Information - continued

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

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Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Institutional Class shares are offered to:

1. Employee benefit plans investing through an intermediary. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor 403(b) program;

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Shareholder Information - continued

2. Insurance company separate accounts;

3. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;

4. Current or former Trustees or officers of a Fidelity fund or current or retired officers, directors, or regular employees of FMR LLC or FIL Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, or persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

5. Qualified tuition programs for which FMR or an affiliate serves as investment manager, or mutual funds managed by Fidelity or other parties;

6. Non-U.S. public and private retirement programs and non-U.S. insurance companies, if approved by Fidelity;

7. Broker-dealer, registered investment adviser, insurance company, trust institution, and bank trust department health savings account programs; and

8. Destiny Planholders who exchange, or have exchanged, from Class O to Institutional Class of Fidelity Advisor funds.

The price to buy one share of Institutional Class is its NAV. Institutional Class shares are sold without a sales charge.

Your shares will be bought at the NAV next calculated after your order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

There is no minimum balance or purchase minimum for (i) investments through Portfolio Advisory Services, (ii) certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity systematic withdrawal service, (iii) investments through a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, or (iv) certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with FDC. In addition, the fund may waive or lower purchase minimums in other circumstances.

Prospectus

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Institutional Class shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Institutional Class is its NAV.

Your shares will be sold at the NAV next calculated after your order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares;
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address;
  When you are requesting that redemption proceeds be paid to someone other than the account owner; or

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Shareholder Information - continued

  In certain situations when the redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

To sell shares issued with certificates, call Fidelity for instructions. The fund no longer issues share certificates.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As an Institutional Class shareholder, you have the privilege of exchanging your Institutional Class shares for Institutional Class shares of other Fidelity funds that offer Advisor classes of shares or for shares of Fidelity funds.

Through your investment professional, you may also move between certain share classes of the same fund. For more information, see the statement of additional information (SAI) or consult your investment professional.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Prospectus

  Before exchanging into a fund or class, read its prospectus.
  The fund or class you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features may be available to buy and sell shares of the fund. Visit www.advisor.fidelity.com or contact your investment professional for more information.

Electronic Funds Transfer (Fidelity Advisor Money Line®): electronic money movement through the Automated Clearing House

• To transfer money between a bank account and your fund account.

• You can use electronic funds transfer to:

- Make periodic (automatic) purchases of shares.
- Make periodic (automatic) redemptions of shares.

Wire: electronic money movement through the Federal Reserve wire system • To transfer money between a bank account and your fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

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Shareholder Information - continued

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-877-208-0098 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, call Fidelity at 1-877-208-0098.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

If your fund balance falls below $1,000 worth of shares for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in October and December.

Prospectus

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

When you buy shares, your method of payment will determine when dividends begin to accrue. For example, shares purchased through an investment professional using the National Securities Clearing Corporation generally begin to earn dividends on the day the fund receives payment for those shares. Shares purchased through an investment professional by any other method generally begin to earn dividends on the first business day following the day the fund receives payment. If you purchase your shares directly from the fund by check or wire, those shares generally begin to earn dividends on the first business day following the day you placed your purchase order.

Shares sold through an investment professional using the National Securities Clearing Corporation generally earn dividends until, but not including, the day redemption proceeds are processed. Shares sold through an investment professional by any other method generally earn dividends until, but not including, the first business day following the day redemption proceeds are processed. Shares sold other than through an investment professional generally earn dividends until, but not including, the first business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for Institutional Class:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional Institutional Class shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional Institutional Class shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in Institutional Class shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of identically registered Fidelity funds. Your capital gain distributions will be automatically invested in Institutional Class shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of identically registered Fidelity funds, automatically reinvested in additional Institutional Class shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

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Shareholder Information - continued

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in Institutional Class shares of another Fidelity fund that offers Advisor classes of shares or shares of Fidelity funds, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2009, FMR had approximately $1.3 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FIMM serves as a sub-adviser for the fund. FIMM has day-to-day responsibility for choosing investments for the fund.

FIMM is an affiliate of FMR. As of December 31, 2009, FIMM had approximately $639.1 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Other investment advisers assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, 4th Floor, London, EC4M 7LS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2009, FMR U.K. had approximately $11.3 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR U.K. is an affiliate of FMR.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2009, FMR H.K. had approximately $1.8 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of FMR.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of FMR.

Robert Galusza is lead portfolio manager of the fund, which he has managed since July 2007. He also manages other Fidelity funds. Since joining Fidelity Investments in 1987, Mr. Galusza has worked as a research analyst and portfolio manager.

Robin Foley is co-manager of the fund, which she has managed since June 2008. She also manages other Fidelity funds. Since joining Fidelity Investments in 1986, Ms. Foley has worked as a manager for Fidelity Management Trust Company (FMTC) and as a portfolio manager.

Prospectus

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Galusza and Ms. Foley.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For August 2010, the group fee rate was 0.12%. The individual fund fee rate is 0.20%.

The total management fee for the fiscal year ended August 31, 2010, was 0.32% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

FMR pays FIMM, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2010.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Effective February 1, 2005, FMR has voluntarily agreed to reimburse Institutional Class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.68%. This arrangement may be discontinued by FMR at any time.

Prospectus

Fund Services - continued

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Institutional Class shares.

Intermediaries, including banks, broker-dealers, and other service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by FMR or an affiliate, or by an intermediary. These payments are described in more detail in this section and in the SAI.

Please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Institutional Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Institutional Class.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Institutional Class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand Institutional Class's financial history for the past 5 years. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended August 31,	2010	2009	2008	2007	2006F	2005H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.97	$ 8.94	$ 9.26	$ 9.40	$ 9.40	$ 9.60
Income from Investment Operations
Net investment incomeD	.205	.255	.385	.435	.321	.301
Net realized and unrealized gain (loss)	.273	.016E	(.324)	(.154)	.003	(.194)
Total from investment operations	.478	.271	.061	.281	.324	.107
Distributions from net investment income	(.208)	(.241)	(.381)	(.421)	(.324)	(.299)
Distributions from net realized gain	-	-	-	-	-	(.008)
Total distributions	(.208)	(.241)	(.381)	(.421)	(.324)	(.307)
Net asset value, end of period	$ 9.24	$ 8.97	$ 8.94	$ 9.26	$ 9.40	$ 9.40
Total ReturnB,C	5.38%	3.12%	.65%	3.02%	3.51%	1.14%
Ratios to Average Net AssetsG,J
Expenses before reductions	.53%	.54%	.54%	.55%	.57%A	.63%
Expenses net of fee waivers, if any	.53%	.54%	.54%	.55%	.57%A	.63%
Expenses net of all reductions	.53%	.54%	.54%	.55%	.57%A	.63%
Net investment income	2.25%	2.90%	4.23%	4.64%	4.12%A	3.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 647,129	$ 618,098	$ 589,076	$ 361,894	$ 224,908	$ 151,257
Portfolio turnover rate K	217%	318I	94%	91%I	55%A	94%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H For the period ended October 31.

I The portfolio turnover rate excludes liquidations and/or redemptions executed in-kind from Affiliated Central Funds.

J Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Prospectus

Additional Information about the Index

Barclays Capital U.S. 1-3 Year Government/Credit Bond Index is a market value-weighted index of fixed-rate investment-grade debt securities with maturities from one to three years from the U.S. Treasury, U.S. Government-Related, and U.S. Corporation Indexes.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at www.advisor.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04707

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity Investments & (Pyramid) Design, Fidelity Advisor Money Line, and Directed Dividends are registered trademarks of FMR LLC.

Fidelity Advisor is a service mark of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.728708.112 SFII-pro-1010

Fund	Class A	Class T	Class B	Class C	Institutional Class
Fidelity AdvisorSM Intermediate Bond Fund	FDIAX	FTBRX	FIBBX	FNBCX	EFIPX
Fidelity® Investment Grade Bond Fund	FGBAX	FGBTX	FGBBX	FGBCX	FGBPX
Fidelity Advisor Mortgage Securities Fund	FMGAX	FMSAX	FMSBX	FOMCX	FMSCX
Fidelity Advisor Short Fixed-Income Fund	FSFAX	FASFX	FBSFX	FSFCX	FSXIX
Fidelity Total Bond Fund	FEPAX	FEPTX	FBEPX	FCEPX	FEPIX

Fidelity Advisor Investment Grade Bond Fund Class A, Class T, Class B, Class C, and Institutional Class are Classes of shares of Fidelity Investment Grade Bond Fund; and Fidelity Advisor Total Bond Fund Class A, Class T, Class B, Class C, and Institutional Class are Classes of shares of Fidelity Total Bond Fund

Funds of Fidelity Advisor Series II, Fidelity Fixed-Income Trust, and Fidelity Income Fund

STATEMENT OF ADDITIONAL INFORMATION

October 30, 2010

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual reports are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of a prospectus or SAI, dated October 30, 2010, or an annual report, please call Fidelity at 1-877-208-0098 or visit Fidelity's web site at www.advisor.fidelity.com.

For more information on any Fidelity fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.

ACOM8-ptb-1010
1.835227.104

TABLE OF CONTENTS

PAGE
Investment Policies and Limitations	<Click Here>
Special Considerations Regarding Emerging Markets	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying, Selling, and Exchanging Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contracts	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trusts	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of Fidelity AdvisorSM Intermediate Bond Fund's, Fidelity® Investment Grade Bond Fund's, Fidelity Advisor Mortgage Securities Fund's, Fidelity Advisor Short Fixed-Income Fund's, and Fidelity Total Bond Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Diversification

For each fund:

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

For each fund:

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For each fund:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of each of Fidelity Advisor Intermediate Bond Fund's, Fidelity Investment Grade Bond Fund's, Fidelity Advisor Mortgage Securities Fund's, Fidelity Advisor Short Fixed-Income Fund's, and Fidelity Total Bond Fund's concentration limitation discussed above, with respect to any investment in Fidelity Money Market Central Fund and/or any non-money market central fund, Fidelity Management & Research Company (FMR) looks through to the holdings of the central fund.

For purposes of Fidelity Advisor Mortgage Securities Fund's concentration limitation discussed above, the fund has been advised that the Staff of the Securities and Exchange Commission (SEC) does not consider proprietary strips of securities issued by the U.S. Government or its agencies or instrumentalities, and privately sponsored collateralized mortgage obligations (CMOs) backed by the U.S. Government or its agencies or instrumentalities to be U.S. Government securities. If the fund concludes that, under applicable legal principles, any of these securities is a U.S. Government security, it will exclude the security from the concentration limitation.

For purposes of each of Fidelity Advisor Intermediate Bond Fund's, Fidelity Investment Grade Bond Fund's, Fidelity Advisor Mortgage Securities Fund's, Fidelity Advisor Short Fixed-Income Fund's, and Fidelity Total Bond Fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by FMR does not assign a classification.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For each fund:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Investing for Control or Management

For Fidelity Investment Grade Bond Fund:

The fund may not invest in companies for the purpose of exercising control or management.

Pooled Funds

For each fund (other than Fidelity Investment Grade Bond Fund and Fidelity Total Bond Fund):

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For Fidelity Investment Grade Bond Fund:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

For each fund:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

Margin Purchases

For each fund:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund:

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For each fund:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

Pooled Funds

For each fund (other than Fidelity Investment Grade Bond Fund and Fidelity Total Bond Fund):

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For Fidelity Investment Grade Bond Fund:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to each fund's fundamental and non-fundamental limitations discussed above:

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the SEC, the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Borrowing. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients. FMR uses central funds to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees to Fidelity. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Countries and Markets Not Considered to Be Emerging. For purposes of Fidelity Total Bond Fund, as of August 31, 2010, the following countries and markets are not considered to be emerging: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Dollar-Weighted Average Maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Duration of a bond is a measure of the approximate sensitivity of a bond's price to changes in interest rates. Duration is expressed in years. Except for zero coupon bonds, duration is generally shorter than maturity because much of a bond's return consists of interest paid prior to the maturity date. Bonds with longer durations usually have more interest rate sensitivity and price volatility than bonds with shorter durations. Typically, if a bond had a duration of 5 years and interest rates rose 1%, the market value of the bond would decline 5%.

Exposure to Foreign Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Funds' Rights as Investors. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to management, the Board of Directors, shareholders of a company, and holders of other securities of the company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. The funds' proxy voting guidelines are included in this SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Future government legislation or regulation of derivatives could affect a fund's use of such instruments and could limit the ability of a fund to pursue its investment strategies.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, some are based on indices of securities prices, and some are based on Eurodollars. Futures on indices and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. The fund may realize a gain or loss by closing out its futures contracts.

Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, indices of securities or commodities prices, and futures contracts (including commodity futures contracts). The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps. Options on interest rate swaps are known as swaptions. An option on a swap gives a party the right to enter into a new swap agreement or to extend, shorten, cancel or modify an existing swap contract at a specific date in the future in exchange for a premium.

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are traded over-the-counter. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, or indices). The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. If the fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which the fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection.

If the creditworthiness of the fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, the fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the fund will be able to do so, the fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

Swap agreements generally are entered into by "eligible participants" and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (CEA) and, therefore not subject to regulation as futures or commodity option transactions under the CEA.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, various factors may be considered, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by FMR.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

To earn additional income for a fund, FMR may use a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, the fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, the fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Preferred Securities represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred securities and common stock.

Real Estate Investment Trusts. Real estate investment trusts issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. Real estate investment trusts are dependent upon management skill and the cash flow generated by the properties owned by the trusts. Real estate investment trusts are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

Securities Lending. A fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies may be limited by federal securities laws.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Temporary Defensive Policies. Each fund reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a fund pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds will pass from the custodian to the shareholder through a similar series of bank accounts.

The bank accounts are registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing and conducting business in the bank accounts. The transfer agent or an affiliate may invest overnight balances in the accounts in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank accounts overnight. Any risks associated with these accounts are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

SPECIAL CONSIDERATIONS REGARDING EMERGING MARKETS

Investing in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer. In addition, unlike developed countries, many emerging countries' economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. The recent global economic crisis weakened the global demand for their exports and tightened international credit supplies and, as a result, many emerging countries are facing significant economic difficulties and some countries have fallen into recession and recovery may be gradual.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Many emerging market countries in which a fund invests lack the social, political, and economic stability characteristic of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

In the past, governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the governments not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, the governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments, or have defaulted. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

In addition to their over-reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. The recent global economic crisis tightened international credit supplies and weakened global demand for their exports and, as a result, certain of these economies are now facing significant difficulties and some economies have fallen into recession.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and in accordance with the policies described in this section.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Brokers

In selecting brokers or dealers (including affiliates of FMR) to execute each fund's portfolio transactions, FMR considers factors deemed relevant in the context of a particular trade and in regard to FMR's overall responsibilities with respect to each fund and other investment accounts, including any instructions from each fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using ECNs, electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with FMR; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best qualitative execution, FMR may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. FMR also may select a broker that charges more than the lowest available commission rate available from another broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FMR) that execute transactions for each fund may receive higher compensation from each fund than other brokers might have charged each fund, in recognition of the value of the brokerage or research products and services they provide to FMR or its affiliates.

Research Products and Services. These products and services may include: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. FMR may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement FMR's own research activities in providing investment advice to the funds.

Execution Services. In addition, products and services may include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including but not limited to communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in personal meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FMR and its affiliates may use commission dollars to obtain certain products or services that are not used exclusively in FMR's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FMR or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to FMR. FMR's expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services FMR receives from brokers are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.

FMR's Decision-Making Process. Before causing a fund to pay a particular level of compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to FMR, viewed in terms of the particular transaction for a fund or FMR's overall responsibilities to a fund or other investment companies and investment accounts. While FMR may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither FMR nor the funds incur an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist FMR and its affiliates in terms of its overall investment responsibilities to a fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FMR or its affiliates.

Research Contracts. FMR has arrangements with certain third-party research providers and brokers through whom FMR effects fund trades, whereby FMR may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FMR may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FMR, or that may be available from another broker. FMR views hard dollar payments for research products and services as likely to reduce a fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and to pay fund expenses, as described below, will decrease. FMR's determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on FMR's part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

FMR may allocate brokerage transactions to brokers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker, using a predetermined methodology, rebates a portion of the compensation paid by a fund to offset that fund's expenses, which may be paid to FMR or its affiliates. Not all brokers with whom a fund trades have agreed to participate in brokerage commission recapture.

Affiliated Transactions

FMR may place trades with certain brokers, including National Financial Services LLC (NFS), with whom it is under common control provided FMR determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by FMR to be appropriate and equitable to each fund or investment account. In some cases adherence to these procedures could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

For the fiscal periods ended August 31, 2010 and 2009, the portfolio turnover rates for each fund are presented in the table below. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in FMR's investment outlook, as well as changes in mortgage dollar roll transaction volume.

Turnover Rates	2010	2009
Fidelity Advisor Intermediate Bond Fund	107%	73%
Fidelity Investment Grade Bond Fund	174%	119%
Fidelity Advisor Mortgage Securities Fund	527%	476%
Fidelity Advisor Short Fixed-Income Fund	217%	318%
Fidelity Total Bond Fund	130%	104%

During the fiscal year ended August 31, 2010, Fidelity Advisor Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Total Bond Fund held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by a fund as of the fiscal year ended August 31, 2010.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Fidelity Advisor Intermediate Bond Fund	Bank of America Corp.	$ 6,717,798
	Citigroup, Inc.	$ 9,050,751
	Credit Suisse Group	$ 2,792,934
	Deutsche Bank AG	$ 1,343,851
	Morgan Stanley	$ 5,906,211
	BNP Paribas	$ 1,108,316
	Barclays PLC	$ 1,710,620
	Goldman Sachs Group, Inc.	$ 3,398,159
	JPMorgan Chase & Co.	$ 5,000,302
Fidelity Investment Grade Bond Fund	Bank of America Corp.	$ 78,834,000
	Citigroup, Inc.	$ 63,156,000
	Credit Suisse Group	$ 18,784,074
	Morgan Stanley	$ 53,945,546
	Goldman Sachs Group, Inc.	$ 27,022,089
	JPMorgan Chase & Co.	$ 46,681,000
	UBS AG	$ 10,746,393
Fidelity Advisor Short Fixed-Income Fund	Bank of America Corp.	$ 10,938,932
	Citigroup, Inc.	$ 19,892,635
	Credit Suisse Group	$ 7,790,436
	Deutsche Bank AG	$ 5,334,682
	Morgan Stanley	$ 10,008,002
	BNP Paribas	$ 2,064,112
	Barclays PLC	$ 3,136,136
	JPMorgan Chase & Co.	$ 8,820,968
	UBS AG	$ 5,237,644
	Royal Bank of Scotland Group PLC	$ 4,325,098
Fidelity Total Bond Fund	Bank of America Corp.	$ 85,957,564
	Citigroup, Inc.	$ 120,514,843
	Credit Suisse Group	$ 34,447,777
	Morgan Stanley	$ 82,774,649
	Barclays PLC	$ 8,875,213
	Goldman Sachs Group, Inc.	$ 32,945,162
	JPMorgan Chase & Co.	$ 61,571,684
	UBS AG	$ 5,061,165

For the fiscal years ended August 31, 2010, 2009, and 2008, Fidelity Advisor Intermediate Bond Fund paid no brokerage commissions.

The following table shows the total amount of brokerage commissions paid by Fidelity Investment Grade Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Total Bond Fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended August 31, 2010, 2009, and 2008. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Fidelity Investment Grade Bond Fund	August 31
2010		$ 0	0.00%
2009		$ 0	0.00%
2008		$ 22,656	0.00%
Fidelity Advisor Mortgage Securities Fund	August 31
2010		$ 663	0.00%
2009		$ 1,081	0.00%
2008		$ 3,168	0.00%
Fidelity Advisor Short Fixed-Income Fund	August 31
2010		$ 891	0.00%
2009		$ 1,502	0.00%
2008		$ 5,084	0.00%
Fidelity Total Bond Fund	August 31
2010		$ 1,467	0.00%
2009		$ 1,113	0.00%
2008		$ 130	0.00%

The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended 2010.

Fund	Fiscal Year Ended 2010	$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services	$ Amount of Brokerage Transactions Involved
Fidelity Total Bond Fund	August 31	$ 1,117	$ 1,257,522

During the fiscal year ended August 31, 2010, Fidelity Advisor Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Advisor Mortgage Securities Fund, and Fidelity Advisor Short Fixed-Income Fund paid no brokerage commissions to firms for providing research or brokerage services.

The following table shows the brokerage commissions that were allocated for research or brokerage services for the twelve-month period ending June 30, 2010.

Fund	Twelve-Month Period Ended 2010	$ Amount of Commissions Allocated for Research or Brokerage Services
Fidelity Total Bond Fund	June 30	$ 114

During the twelve-month period ending June 30, 2010, Fidelity Advisor Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Advisor Mortgage Securities Fund, and Fidelity Advisor Short Fixed-Income Fund did not allocate brokerage commissions to firms for providing research or brokerage services.

VALUATION

Each class's NAV is the value of a single share. The NAV of each class is computed by adding the class's pro rata share of the value of the applicable fund's investments, cash, and other assets, subtracting the class's pro rata share of the applicable fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Futures contracts are valued at the settlement or closing price. Options are valued on the basis of market quotations, if available. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers. Securities of other open-end investment companies are valued at their respective NAVs.

Independent brokers or quotation services provide prices of foreign securities in their local currency. Fidelity Service Company, Inc. (FSC) gathers all exchange rates daily at the close of the New York Stock Exchange (NYSE) using the last quoted bid price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued at amortized cost, which approximates current value.

The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

BUYING, SELLING, AND EXCHANGING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each class's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

In addition to the exchange privileges listed in each fund's prospectus, each fund offers the privilege of moving between certain share classes of the same fund, as detailed below. Such transactions are subject to minimum investment limitations and other eligibility requirements of the applicable class of shares of a fund, and may be subject to applicable sales loads. An exchange between share classes of the same fund generally is a non-taxable event.

Class A: Shares of Class A may be exchanged for Institutional Class shares of the same fund.

Class T: Shares of Class T may be exchanged for Class A (on a load-waived basis) or Institutional Class shares of the same fund.

Class B: Shares of Class B may be exchanged for Class A, Class T, or Institutional Class shares of the same fund.

Class C: Shares of Class C may be exchanged for Class A, Class T, or Institutional Class shares of the same fund.

Institutional Class: Shares of Institutional Class may be exchanged for Class A shares of the same fund if you are no longer eligible for Institutional Class.

Each fund may terminate or modify its exchange privileges in the future.

DISTRIBUTIONS AND TAXES

The funds may invest a substantial amount of their assets in one or more series of central funds. For federal income tax purposes, certain central funds ("partnership central funds") intend to be treated as partnerships that are not "publicly traded partnerships" and, as a result, will not be subject to federal income tax. A fund, as an investor in a partnership central fund, will be required to take into account in determining its federal income tax liability its share of the partnership central fund's income, gains, losses, deductions, and credits, without regard to whether it has received any cash distributions from the partnership central fund.

A partnership central fund will allocate at least annually among its investors, including the funds, each investor's share of the partnership central fund's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

Dividends. Because each fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of each fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements.

Capital Gain Distributions. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

As of August 31, 2010, Fidelity Advisor Intermediate Bond Fund had an aggregate capital loss carryforward of approximately $48,949,567. This loss carryforward, of which $8,055,126, $8,543,007, $13,593,034, and $18,758,400 will expire on August 31, 2014, 2016, 2017, and 2018, respectively, is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

As of August 31, 2010, Fidelity Investment Grade Bond Fund had an aggregate capital loss carryforward of approximately $488,599,948. This loss carryforward, of which $916, $107,986,034, $17,287,074, $179,145,865, and $184,180,059 will expire on August 31, 2013, 2014, 2016, 2017, and 2018, respectively, is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

As of August 31, 2010, Fidelity Advisor Mortgage Securities Fund had an aggregate capital loss carryforward of approximately $102,737,488. This loss carryforward, of which $3,419,713, $14,492,475, and $84,825,300 will expire on August 31, 2015, 2016, and 2017, respectively, is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

As of August 31, 2010, Fidelity Advisor Short Fixed-Income Fund had an aggregate capital loss carryforward of approximately $58,667,333. This loss carryforward, of which $6,438,298, $4,621,616, $1,110,250, $1,361,959, $28,590,677, and $16,544,533 will expire on August 31, 2013, 2014, 2015, 2016, 2017, and 2018, respectively, is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

Returns of Capital. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Foreign Tax Credit or Deduction. Foreign governments may withhold taxes on dividends and interest earned by a fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because each fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 189 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Kenneth L. Wolfe serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (48)

Year of Election or Appointment: 2009

Ms. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Ms. Johnson serves as President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Albert R. Gamper, Jr. (68)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). He also served as President and Chief Executive Officer of Tyco Capital Corporation (2001-2002). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (58)

Year of Election or Appointment: 2010

Mr. Gartland is a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-present) and is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (63)

Year of Election or Appointment: 2008

Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present) and AGL Resources, Inc. (holding company). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson and Ms. Abigail P. Johnson are not related.

Michael E. Kenneally (56)

Year of Election or Appointment: 2009

Previously, Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity Fixed Income and Asset Allocation Funds (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of the Credit Suisse Funds (U.S. mutual funds, 2004-2008) and certain other closed-end funds (2004-2005) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (69)

Year of Election or Appointment: 2007

Mr. Keyes serves as a member of the Boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, since 1998). Prior to his retirement, Mr. Keyes served as Chairman and Chief Executive Officer of Johnson Controls (automotive, building, and energy, 1998-2002) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (63)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is an Honorary Trustee of the Brookings Institution and a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California and the Foundation Board of the School of Architecture at the University of Virginia (2007-present). Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (71)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2008-present). Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Executive Officers:

Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
John R. Hebble (52)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments.

Boyce I. Greer (54)

Year of Election or Appointment: 2005

Vice President of Fidelity's Fixed Income Funds and Asset Allocation Funds (2005). Mr. Greer is also a Trustee of other investment companies advised by FMR. Mr. Greer is President of The North Carolina Capital Management Trust: Cash and Term Portfolio (2003-present), the Asset Allocation Division (2008-present), President and a Director of Strategic Advisers, Inc. (2008-present), President of FIMM 130/30 LLC (2008-present), Director of Ballyrock Investment Advisors LLC (2006-present), and an Executive Vice President of FMR (2005-present). Previously, Mr. Greer served as Executive Vice President of FMR Co., Inc. (2005-2009), President and Director of Fidelity Investments Money Management, Inc. (2007-2009) and as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Christopher P. Sullivan (56)

Year of Election or Appointment: 2009

Vice President of Fidelity's Bond Funds. Mr. Sullivan also serves as President of Fidelity's Bond Division (2009-present). Mr. Sullivan is Executive Vice President of Fidelity Investments Money Management, Inc. (2009-present), and a Director of Fidelity Management & Research (U.K.) Inc. (2010-present). Previously, Mr. Sullivan served as Managing Director, Co-Head of U.S. Fixed Income at Goldman Sachs Asset Management (2001-2009).

Christine J. Thompson (52)

Year of Election or Appointment: 2010

Vice President of Fidelity's Bond Funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments. Previously, Ms. Thompson served as Director of Municipal Bond Portfolio Managers (2002-2010).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

David J. Carter (37)

Year of Election or Appointment: 2010

Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Carter also serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Michael H. Whitaker (43)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker also serves as Chief Compliance Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present). Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
	Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Stephanie J. Dorsey (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Adrien E. Deberghes (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Deberghes also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Kenneth B. Robins (41)

Year of Election or Appointment: 2009

Assistant Treasurer of the Fidelity Fixed Income and Asset Allocation Funds. Mr. Robins also serves as President and Treasurer of other Fidelity funds (2008-present; 2010-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Standing Committees of the Funds' Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has three standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Wolfe currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' CCO. The committee (i) serves as the primary point of contact for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended August 31, 2010, the committee held 22 meetings.

The Audit Committee is composed of all of the Independent Trustees, with Ms. Knowles currently serving as Chair. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer (CFO), with personnel responsible for the internal audit function of FMR LLC, and with the funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended August 31, 2010, the committee held five meetings.

The Governance and Nominating Committee is composed of Messrs. Wolfe (Chair) and Gamper, and Ms. Knowles. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended August 31, 2010, the committee held six meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2009.

Interested Trustees

DOLLAR RANGE OF FUND SHARES	Abigail P. Johnson	James C. Curvey
Fidelity Advisor Intermediate Bond Fund	none	none
Fidelity Investment Grade Bond Fund	none	none
Fidelity Advisor Mortgage Securities Fund	none	none
Fidelity Advisor Short Fixed-Income Fund	none	none
Fidelity Total Bond Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
Independent Trustees

DOLLAR RANGE OF FUND SHARES	Albert R. Gamper, Jr.	Robert F. Gartland	Arthur E. Johnson	Michael E. Kenneally
Fidelity Advisor Intermediate Bond Fund	none	none	none	none
Fidelity Investment Grade Bond Fund	$10,001 - $50,000	none	none	none
Fidelity Advisor Mortgage Securities Fund	none	none	none	none
Fidelity Advisor Short Fixed-Income Fund	none	none	none	none
Fidelity Total Bond Fund	$50,001 - $100,000	none	$50,001 - $100,000	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	none	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	James H. Keyes	Marie L. Knowles	Kenneth L. Wolfe
Fidelity Advisor Intermediate Bond Fund	none	none	none
Fidelity Investment Grade Bond Fund	none	none	none
Fidelity Advisor Mortgage Securities Fund	none	none	none
Fidelity Advisor Short Fixed-Income Fund	none	none	none
Fidelity Total Bond Fund	over $100,000	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee for his or her services for the fiscal year ended August 31, 2010, or calendar year ended December 31, 2009, as applicable.

Compensation Table[1]

AGGREGATE COMPENSATION FROM A FUND	Albert R. Gamper, Jr.	Robert F. Gartland[2]	Arthur E. Johnson	Michael E. Kenneally[3]	James H. Keyes	Marie L. Knowles	Kenneth L. Wolfe

Fidelity Advisor Intermediate Bond Fund	$ 307	$ 155	$ 309	$ 303	$ 308	$ 331	$ 369

Fidelity Investment Grade Bond FundB	$ 3,081	$ 1,607	$ 3,104	$ 3,040	$ 3,090	$ 3,324	$ 3,705

Fidelity Advisor Mortgage Securities Fund	$ 440	$ 217	$ 444	$ 434	$ 442	$ 475	$ 529

Fidelity Advisor Short Fixed-Income Fund	$ 588	$ 303	$ 592	$ 580	$ 589	$ 634	$ 707

Fidelity Total Bond FundC	$ 5,708	$ 2,856	$ 5,754	$ 5,633	$ 5,729	$ 6,162	$ 6,866

TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 374,500	$ 0	$ 372,500	$ 372,000	$ 373,500	$ 397,500	$ 447,000

1 Abigail P. Johnson and James C. Curvey are interested persons and are compensated by FMR.

2 Effective March 1, 2010, Mr. Gartland serves as a Member of the Board of Trustees.

3 For the period November 20, 2008 through July 14, 2009, Mr. Kenneally served as a Member of the Advisory Board of Fidelity Fixed-Income Trust and Fidelity Income Fund. Effective July 15, 2009, Mr. Kenneally serves as a Member of the Board of Trustees of Fidelity Fixed-Income Trust and Fidelity Income Fund.

A Reflects compensation received for the calendar year ended December 31, 2009 for 188 funds of 29 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2009, the Trustees accrued required deferred compensation from the funds as follows: Albert R. Gamper, Jr., $162,500; Arthur E. Johnson, $162,500; Michael E. Kenneally, $127,138; James H. Keyes, $162,500; Marie L. Knowles, $175,000; and Kenneth L. Wolfe, $200,000.

B Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $602; Arthur E. Johnson, $602; Michael E. Kenneally, $602; James H. Keyes, $602; Marie L. Knowles, $648; and Kenneth L. Wolfe, $741. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Robert F. Gartland, $1,161; Arthur E. Johnson, $553.

C Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $1,170; Arthur E. Johnson, $1,170; Michael E. Kenneally, $1,170; James H. Keyes, $1,170; Marie L. Knowles, $1,260; and Kenneth L. Wolfe, $1,440. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Robert F. Gartland, $2,061; Arthur E. Johnson, $971.

As of August 31, 2010, the Trustees and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

As of August 31, 2010, the following owned of record and/or beneficially 5% or more of each class's outstanding shares:

Fund or Class Name	Owner Name	City	State	Ownership %
Fidelity Advisor Intermediate Bond Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	9.77%
Fidelity Advisor Intermediate Bond Fund: Class A	BankAmerica Corp.	Jacksonville	FL	6.97%
Fidelity Advisor Intermediate Bond Fund: Class T	Paychex Securities Corporation	West Henrietta	NY	30.39%
Fidelity Advisor Intermediate Bond Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	10.20%
Fidelity Advisor Intermediate Bond Fund: Class B	GWN Securities, Inc.	Palm Beach Gardens	FL	6.13%
Fidelity Advisor Intermediate Bond Fund: Class B	Wells Fargo Bank	Charlotte	NC	5.69%
Fidelity Advisor Intermediate Bond Fund: Class B	Wells Fargo Bank	Charlotte	NC	5.02%
Fidelity Advisor Intermediate Bond Fund: Class C	BankAmerica Corp.	Jacksonville	FL	14.79%
Fidelity Advisor Intermediate Bond Fund: Class C	Wells Fargo Bank	Charlotte	NC	6.01%
Fidelity Advisor Intermediate Bond Fund: Class C	Citigroup, Inc.	New York	NY	5.76%
Fidelity Advisor Intermediate Bond Fund: Class C	Commonwealth Financial Network	Waltham	MA	5.33%
Fidelity Advisor Intermediate Bond Fund: Class C	LPL Financial	Boston	MA	5.31%
Fidelity Advisor Intermediate Bond Fund: Institutional Class	New Hampshire Higher Education Savings Plan	Boston	MA	35.12%
Fidelity Advisor Intermediate Bond Fund: Institutional Class	Whitney National Bank	New Orleans	LA	6.50%
Fidelity Advisor Intermediate Bond Fund: Institutional Class	Citigroup, Inc.	New York	NY	6.46%
Fidelity Advisor Intermediate Bond Fund: Institutional Class	Mead Witter Foundation, Inc.	Wisconsin Rapids	WI	5.52%
Fidelity Advisor Investment Grade Bond Fund: Class A	Hibernia Corp.	New Orleans	LA	33.88%
Fidelity Advisor Investment Grade Bond Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	8.06%
Fidelity Advisor Investment Grade Bond Fund: Class A	Nationwide Financial	Columbus	OH	5.79%
Fidelity Advisor Investment Grade Bond Fund: Class A	Morgan Stanley & Co Inc.	Jersey City	NJ	5.10%
Fidelity Advisor Investment Grade Bond Fund: Class T	UBS AG	Weehawken	NJ	9.86%
Fidelity Advisor Investment Grade Bond Fund: Class T	Intercontinental Asset Mgmt. Group Ltd.	San Antonio	TX	7.34%
Fidelity Advisor Investment Grade Bond Fund: Class T	Mesirow Financial Inc.	Chicago	IL	5.68%
Fidelity Advisor Investment Grade Bond Fund: Class T	BankAmerica Corp.	Jacksonville	FL	5.51%
Fidelity Advisor Investment Grade Bond Fund: Class T	Citigroup, Inc.	New York	NY	5.18%
Fidelity Advisor Investment Grade Bond Fund: Class T	Morgan Stanley & Co Inc.	Jersey City	NJ	5.10%
Fidelity Advisor Investment Grade Bond Fund: Class B	BankAmerica Corp.	Jacksonville	FL	17.21%
Fidelity Advisor Investment Grade Bond Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	7.54%
Fidelity Advisor Investment Grade Bond Fund: Class C	Wells Fargo Bank	Charlotte	NC	14.91%
Fidelity Advisor Investment Grade Bond Fund: Class C	BankAmerica Corp.	Jacksonville	FL	12.24%
Fidelity Advisor Investment Grade Bond Fund: Class C	LPL Financial	Boston	MA	7.40%
Fidelity Advisor Investment Grade Bond Fund: Institutional Class	Wells Fargo Bank	Charlotte	NC	33.61%
Fidelity Advisor Investment Grade Bond Fund: Institutional Class	LPL Financial	Boston	MA	21.14%
Fidelity Advisor Investment Grade Bond Fund: Institutional Class	BankAmerica Corp.	Jacksonville	FL	8.41%
Fidelity Advisor Investment Grade Bond Fund: Institutional Class	RBC Dain Rauscher Corp.	Minneapolis	MN	5.87%
Fidelity Investment Grade Bond Fund*	Strategic Advisers® Core Income Fund	Boston	MA	5.51%
Fidelity Advisor Mortgage Securities Fund: Class A	BankAmerica Corp.	Jacksonville	FL	9.24%
Fidelity Advisor Mortgage Securities Fund: Class A	UBS AG	Weehawken	NJ	7.13%
Fidelity Advisor Mortgage Securities Fund: Class A	Wells Fargo Bank	San Francisco	CA	6.32%
Fidelity Advisor Mortgage Securities Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	6.01%
Fidelity Advisor Mortgage Securities Fund: Class A	LPL Financial	Boston	MA	5.93%
Fidelity Advisor Mortgage Securities Fund: Class A	Citigroup, Inc.	New York	NY	5.58%
Fidelity Advisor Mortgage Securities Fund: Class T	Charter Oak Asset Management, Inc.	Cheshire	CT	9.68%
Fidelity Advisor Mortgage Securities Fund: Class T	Principal Financial Group	Middletown	CT	9.45%
Fidelity Advisor Mortgage Securities Fund: Class T	ADP	Roseland	NJ	5.65%
Fidelity Advisor Mortgage Securities Fund: Class B	BankAmerica Corp.	Jacksonville	FL	31.63%
Fidelity Advisor Mortgage Securities Fund: Class B	Citigroup, Inc.	Long Island City	NY	10.44%
Fidelity Advisor Mortgage Securities Fund: Class C	BankAmerica Corp.	Jacksonville	FL	15.38%
Fidelity Advisor Mortgage Securities Fund: Class C	Wells Fargo Bank	San Francisco	CA	6.95%
Fidelity Advisor Mortgage Securities Fund: Class C	LPL Financial	Boston	MA	6.40%
Fidelity Advisor Mortgage Securities Fund: Institutional Class	NRP Financial, Inc	Bryan	OH	19.16%
Fidelity Advisor Mortgage Securities Fund: Institutional Class	AXA Financial	New York	NY	7.51%
Fidelity Advisor Mortgage Securities Fund: Institutional Class	Stancorp Equities, Inc	Portland	OR	5.79%
Fidelity Advisor Mortgage Securities Fund: Institutional Class	LPL Financial	Boston	MA	5.42%
Fidelity Advisor Short Fixed-Income Fund: Class A	UBS AG	Weehawken	NJ	18.86%
Fidelity Advisor Short Fixed-Income Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	14.28%
Fidelity Advisor Short Fixed-Income Fund: Class A	JP Morgan Chase	Columbus	OH	12.54%
Fidelity Advisor Short Fixed-Income Fund: Class T	Ameriprise Financial Corporation	Minneapolis	MN	7.77%
Fidelity Advisor Short Fixed-Income Fund: Class T	LPL Financial	Boston	MA	5.10%
Fidelity Advisor Short Fixed-Income Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	19.20%
Fidelity Advisor Short Fixed-Income Fund: Class B	BankAmerica Corp.	Jacksonville	FL	5.92%
Fidelity Advisor Short Fixed-Income Fund: Class C	BankAmerica Corp.	Jacksonville	FL	17.85%
Fidelity Advisor Short Fixed-Income Fund: Class C	Wells Fargo Bank	Charlotte	NC	6.47%
Fidelity Advisor Short Fixed-Income Fund: Class C	H. Beck, Inc.	Rockville	MD	5.96%
Fidelity Advisor Short Fixed-Income Fund: Class C	Ameriprise Financial Corporation	Lavista	NE	5.06%
Fidelity Advisor Short Fixed-Income Fund: Institutional Class	First Clearing LLC	St. Louis	MO	24.71%
Fidelity Advisor Short Fixed-Income Fund: Institutional Class	Wells Fargo Bank	Charlotte	NC	19.50%
Fidelity Advisor Short Fixed-Income Fund: Institutional Class	Fidelity Advisor Freedom 2015 Fund®	Boston	MA	9.34%
Fidelity Advisor Short Fixed-Income Fund: Institutional Class	Fidelity Advisor Freedom Income Fund®	Boston	MA	7.68%
Fidelity Advisor Short Fixed-Income Fund: Institutional Class	New Hampshire Higher Education Savings Plan	Boston	MA	6.80%
Fidelity Advisor Short Fixed-Income Fund: Institutional Class	Fidelity Advisor Freedom 2010 Fund®	Boston	MA	6.50%
Fidelity Advisor Short Fixed-Income Fund: Institutional Class	New Hampshire Higher Education Savings Plan	Boston	MA	5.94%
Fidelity Advisor Short Fixed-Income Fund: Institutional Class	Fidelity Advisor Freedom 2020 Fund®	Boston	MA	5.24%
Fidelity Advisor Total Bond Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	87.24%
Fidelity Advisor Total Bond Fund: Class T	Charter Oak Asset Management, Inc.	Cheshire	CT	22.97%
Fidelity Advisor Total Bond Fund: Class T	Ameriprise Financial Corporation	Minneapolis	MN	9.07%
Fidelity Advisor Total Bond Fund: Class T	Legend Equities Corporation	Palm Beach Gardens	FL	8.13%
Fidelity Advisor Total Bond Fund: Class T	QA3 Financial Corporation	Omaha	NE	8.02%
Fidelity Advisor Total Bond Fund: Class T	LPL Financial	Boston	MA	7.51%
Fidelity Advisor Total Bond Fund: Class T	Wells Fargo Bank	Charlotte	NC	6.94%
Fidelity Advisor Total Bond Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	14.65%
Fidelity Advisor Total Bond Fund: Class B	BankAmerica Corp.	Jacksonville	FL	12.80%
Fidelity Advisor Total Bond Fund: Class B	Wells Fargo Bank	Charlotte	NC	8.71%
Fidelity Advisor Total Bond Fund: Class B	Legend Equities Corporation	Palm Beach Gardens	FL	7.51%
Fidelity Advisor Total Bond Fund: Class B	Cambridge Investment Research, Inc.	Fairfield	IA	7.45%
Fidelity Advisor Total Bond Fund: Class C	LPL Financial	Boston	MA	16.02%
Fidelity Advisor Total Bond Fund: Class C	Bryan Funding, Inc.	Canonsburg	PA	11.02%
Fidelity Advisor Total Bond Fund: Class C	Jackson National	Santa Monica	CA	5.70%
Fidelity Advisor Total Bond Fund: Institutional Class	New Hampshire Higher Education Savings Plan	Boston	MA	19.77%
Fidelity Advisor Total Bond Fund: Institutional Class	New Hampshire Higher Education Savings Plan	Boston	MA	18.04%
Fidelity Advisor Total Bond Fund: Institutional Class	New Hampshire Higher Education Savings Plan	Boston	MA	13.28%
Fidelity Advisor Total Bond Fund: Institutional Class	New Hampshire Higher Education Savings Plan	Boston	MA	13.01%
Fidelity Advisor Total Bond Fund: Institutional Class	New Hampshire Higher Education Savings Plan	Boston	MA	6.70%
Fidelity Advisor Total Bond Fund: Institutional Class	New Hampshire Higher Education Savings Plan	Boston	MA	5.65%
Fidelity Total Bond Fund: Class F	Fidelity Freedom K 2020 Fund®	Boston	MA	27.04%
Fidelity Total Bond Fund: Class F	Fidelity Freedom K 2030 Fund®	Boston	MA	15.72%
Fidelity Total Bond Fund: Class F	Fidelity Freedom K 2015 Fund®	Boston	MA	15.50%
Fidelity Total Bond Fund: Class F	Fidelity Freedom K 2010 Fund®	Boston	MA	13.51%
Fidelity Total Bond Fund: Class F	Fidelity Freedom K 2025 Fund®	Boston	MA	12.05%

* The ownership information shown above is for a class of shares of the fund.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, Fidelity Investments Money Management, Inc. (FIMM), Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Inc. (FMR Japan), Fidelity Research & Analysis Company (FRAC), and FMR Co., Inc. (FMRC). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d and Abigail P. Johnson family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FIL Limited, a Bermuda company formed in 1968, is the ultimate parent company of FIL Investment Advisors (FIA), FIL Investments (Japan) Limited (FIJ), and FIL Investment Advisors (UK) Limited (FIA(UK)). Edward C. Johnson 3d, Abigail P. Johnson, other Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FIMM, FMRC, FMR U.K., FMR H.K., FMR Japan, FRAC, FIJ, FIA, FIA(UK) (the Investment Advisers), Fidelity Distributors Corporation (FDC), and the funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses (Fidelity Advisor Intermediate Bond Fund and Fidelity Advisor Short Fixed-Income Fund). In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, each fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management-Related Expenses (Fidelity Investment Grade Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Total Bond Fund). In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, each fund or each class thereof, as applicable, pays all of its expenses that are not assumed (pursuant to the Fundwide Operations and Expense Agreement (Fundwide Agreement) or otherwise) by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. Pursuant to the Fundwide Agreement, FMR agrees to provide or arrange for certain services and to pay the ordinary administrative and operating expenses incurred by each fund that are not otherwise provided for under the management contract, including the fees and expenses of each fund's custodian, auditor, and pricing and bookkeeping agent (including the cost associated with administration of the securities lending program), but excluding the management fee, shareholder servicing agent fee, interest, taxes, brokerage commissions, securities lending costs, extraordinary expenses, fees and expenses of the Independent Trustees, and Rule 12b-1 fees, if any, in exchange for a fee equal to the difference, if any, between the management fee rate and 0.35%. The Fundwide Agreement effectively limits fund-level expenses to 0.35%.

Management Fees. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$ 1 billion	.3700%
3	-		6.3400	50.2188
6	-		9.3100	100.1869
9	-		12.2800	150.1736
12	-		15.2500	200.1652
15	-		18.2200	250.1587
18	-		21.2000	300.1536
21	-		24.1900	350.1494
24	-		30.1800	400.1459
30	-		36.1750	450.1427
36	-		42.1700	500.1399
42	-		48.1650	550.1372
48	-		66.1600	600.1349
66	-		84.1550	650.1328
84	-		120.1500	700.1309
120	-		156.1450	750.1291
156	-		192.1400	800.1275
192	-		228.1350	850.1260
228	-		264.1300	900.1246
264	-		300.1275	950.1233
300	-		336.1250	1,000.1220
336	-		372.1225	1,050.1209
372	-		408.1200	1,100.1197
408	-		444.1175	1,150.1187
444	-		480.1150	1,200.1177
480	-		516.1125	1,250.1167
516	-		587.1100	1,300.1158
587	-		646.1080	1,350.1149
646	-		711.1060	1,400.1141
711	-		782.1040	1,450.1132
782	-		860.1020	1,500.1125
860	-		946.1000	1,550.1117
946	-		1,041.0980	1,600.1110
1,041	-		1,145.0960	1,650.1103
1,145	-		1,260.0940	1,700.1096
1,260	-		1,386.0920	1,750.1089
1,386	-		1,525.0900	1,800.1083
1,525	-		1,677.0880	1,850.1077
1,677	-		1,845.0860	1,900.1070
Over			1,845.0840	1,950.1065
				2,000.1059

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,234 billion of group net assets - the approximate level for August 2010 - was 0.1170%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,234 billion.

Each fund's individual fund fee rate is 0.20%. Based on the average group net assets of the funds advised by FMR for August 2010, each fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Fidelity Advisor Intermediate Bond Fund	0.1170%	+	0.2000%	=	0.3170%
Fidelity Investment Grade Bond Fund	0.1170%	+	0.2000%	=	0.3170%
Fidelity Advisor Mortgage Securities Fund	0.1170%	+	0.2000%	=	0.3170%
Fidelity Advisor Short Fixed-Income Fund	0.1170%	+	0.2000%	=	0.3170%
Fidelity Total Bond Fund	0.1170%	+	0.2000%	=	0.3170%

One-twelfth of the management fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.

Fund	Fiscal Years Ended August 31	Management Fees Paid to FMR
Fidelity Advisor Intermediate Bond Fund	2010	$ 2,127,726
	2009	$ 2,365,986
	2008	$ 3,918,835
Fidelity Investment Grade Bond Fund	2010	$ 21,541,566
	2009	$ 24,290,070
	2008	$ 34,342,331
Fidelity Advisor Mortgage Securities Fund	2010	$ 3,022,335
	2009	$ 3,339,096
	2008	$ 4,297,509
Fidelity Advisor Short Fixed-Income Fund	2010	$ 4,049,468
	2009	$ 3,935,648
	2008	$ 4,316,458
Fidelity Total Bond Fund	2010	$ 39,479,275
	2009	$ 32,073,749
	2008	$ 31,993,893

FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a class's returns and yield, and repayment of the reimbursement by a class will lower its returns and yield.

Sub-Adviser - FIMM. On behalf of each fund (other than Fidelity Total Bond Fund), FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing investments for each fund. On behalf of Fidelity Total Bond Fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing certain types of investments for the fund. Under the terms of the sub-advisory agreements, FMR, and not the funds, pays FIMM's fees.

Sub-Adviser - FMRC. On behalf of Fidelity Total Bond Fund, FMR has entered into a sub-advisory agreement with FMRC pursuant to which FMRC has day-to-day responsibility for choosing certain types of investments for the fund. Under the terms of the sub-advisory agreement for the fund, FMR, and not the fund, pays FMRC's fees.

Sub-Adviser - FRAC. On behalf of each fund (other than Fidelity Total Bond Fund), FMR, FIMM, and FRAC have entered into a research agreement. On behalf of Fidelity Total Bond Fund, FMR, FMRC, FIMM, and FRAC have entered into a research agreement. Pursuant to the research agreements, FRAC provides investment advice and research services on domestic issuers. Under the terms of the research agreements, FMR, FMRC, and FIMM, and not the funds, agree, in the aggregate, to pay FRAC.

Sub-Advisers - FMR U.K., FMR H.K., and FMR Japan (Fidelity Advisor Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Advisor Mortgage Securities Fund, and Fidelity Advisor Short Fixed-Income Fund). On behalf of Fidelity Advisor Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Advisor Mortgage Securities Fund, and Fidelity Advisor Short Fixed-Income Fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR H.K., and FMR Japan. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR, and not the funds, pays the sub-advisers.

Sub-Advisers - FMR U.K., FMR H.K., FMR Japan, FIA, FIA(UK), and FIJ (Fidelity Total Bond Fund). On behalf of Fidelity Total Bond Fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR H.K., FMR Japan, and FIA. On behalf of Fidelity Total Bond Fund, FIA, in turn, has entered into sub-advisory agreements with FIA(UK) and FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR and FIA, and not the fund, pay the sub-advisers.

Robert Galusza is lead manager of Fidelity Advisor Intermediate Bond Fund and receives compensation for his services. Ford O'Neil is co-manager of Fidelity Advisor Intermediate Bond Fund and receives compensation for his services. Jeffrey Moore is the portfolio manager of Fidelity Investment Grade Bond Fund and receives compensation for his services. William Irving is lead manager of Fidelity Advisor Mortgage Securities Fund and receives compensation for his services. Franco Castagliuolo is co-manager of Fidelity Advisor Mortgage Securities Fund and receives compensation for his services. Robert Galusza is lead manager of Fidelity Advisor Short Fixed-Income Fund and receives compensation for his services. Robin Foley is co-manager of Fidelity Advisor Short Fixed-Income Fund and receives compensation for her services. As of August 31, 2010, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. A component of each portfolio manager's bonus is based on the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of each portfolio manager's bonus that is linked to the investment performance of his or her fund is based on the pre-tax investment performance of the fund measured against the benchmark index identified below for the fund. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Fund	Benchmark Index
Fidelity Advisor Intermediate Bond Fund	Barclays Capital U.S. Intermediate Government/Credit Bond Index
Fidelity Investment Grade Bond Fund	Barclays Capital U.S. Aggregate Bond Index
Fidelity Advisor Mortgage Securities Fund	Barclays Capital U.S. MBS Index
Fidelity Advisor Short Fixed-Income Fund	Barclays Capital U.S. 1-3 Year Government/Credit Bond Index

Ford O'Neil is lead manager of Fidelity Total Bond Fund and receives compensation for managing the high grade bond investments of the fund. Matthew Conti is co-manager of Fidelity Total Bond Fund and receives compensation for managing the high income bond investments of the fund. As of August 31, 2010, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Mr. O'Neil's base salary is determined by level of responsibility and tenure at FMR or its affiliates. A component of the lead manager's bonus is based on the pre-tax investment performance of the lead manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account. The pre-tax investment performance of the lead manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the lead manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of the lead manager's bonus is based on the lead manager's overall contribution to management of FMR. The portion of Mr. O'Neil's bonus that is linked to the investment performance of Fidelity Total Bond Fund is based on the pre-tax investment performance of the fund's assets allocated to the high grade bond asset class measured against the Barclays Capital U.S. Aggregate Bond Index.

Mr. Conti's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) within a benchmark index or defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR high yield funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of Mr. Conti's bonus that is linked to the investment performance of Fidelity Total Bond Fund's assets allocated to the high income asset class is based on the fund's pre-tax investment performance measured against The BofA Merrill Lynch U.S. High Yield Constrained Index.

Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Galusza as of August 31, 2010:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	4	24
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 15,139	$ 2,355	$ 25,616
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Advisor Intermediate Bond Fund ($710 (in millions) assets managed) and Fidelity Advisor Short Fixed-Income Fund ($1,234 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of August 31, 2010, the dollar range of shares of Fidelity Advisor Intermediate Bond Fund beneficially owned by Mr. Galusza was none. As of August 31, 2010, the dollar range of shares of Fidelity Advisor Short Fixed-Income Fund beneficially owned by Mr. Galusza was none.

The following table provides information relating to other accounts managed by Mr. O'Neil as of August 31, 2010:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	11	3	6
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 54,542	$ 5,958	$ 2,206
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Advisor Intermediate Bond Fund ($710 (in millions) assets managed) and Fidelity Total Bond Fund ($12,866 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of August 31, 2010, the dollar range of shares of Fidelity Advisor Intermediate Bond Fund beneficially owned by Mr. O'Neil was none. As of August 31, 2010, the dollar range of shares of Fidelity Total Bond Fund beneficially owned by Mr. O'Neil was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. Moore as of August 31, 2010:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	9	11
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 28,376	$ 7,772	$ 7,798
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Investment Grade Bond Fund ($7,626 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of August 31, 2010, the dollar range of shares of Fidelity Investment Grade Bond Fund beneficially owned by Mr. Moore was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Dr. Irving as of August 31, 2010:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	3	3
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	2
Assets Managed (in millions)	$ 37,671	$ 1,324	$ 612
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	$ 604

* Includes Fidelity Advisor Mortgage Securities Fund ($964 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of August 31, 2010, the dollar range of shares of Fidelity Advisor Mortgage Securities Fund beneficially owned by Dr. Irving was none.

The following table provides information relating to other accounts managed by Mr. Castagliuolo as of August 31, 2010:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	2	3
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	2
Assets Managed (in millions)	$ 29,206	$ 937	$ 612
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	$ 604

* Includes Fidelity Advisor Mortgage Securities Fund ($964 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of August 31, 2010, the dollar range of shares of Fidelity Advisor Mortgage Securities Fund beneficially owned by Mr. Castagliuolo was none.

The following table provides information relating to other accounts managed by Ms. Foley as of August 31, 2010:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	3	20
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 9,364	$ 2,169	$ 26,080
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Advisor Short Fixed-Income Fund ($1,234 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of August 31, 2010, the dollar range of shares of Fidelity Advisor Short Fixed-Income Fund beneficially owned by Ms. Foley was none.

The following table provides information relating to other accounts managed by Mr. Conti as of August 31, 2010:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	1	3
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 4,500	$ 800	$ 912
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes assets of Fidelity Total Bond Fund managed by Mr. Conti ($952 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of August 31, 2010, the dollar range of shares of Fidelity Total Bond Fund beneficially owned by Mr. Conti was $50,001 - $100,000.

PROXY VOTING GUIDELINES

The following Proxy Voting Guidelines were established by the Board of Trustees of the funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the Independent Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I. General Principles

 A. Voting of shares will be conducted in a manner consistent with the best interests of Fidelity Fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

 B. FMR Investment Proxy Research votes proxies. In the event an Investment Proxy Research employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

 C. Except as set forth herein, FMR will generally vote in favor of routine management proposals.

 D. Non-routine proposals will generally be voted in accordance with the Guidelines.

 E. Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office and a member of senior management within FMR Investment Proxy Research. A significant pattern of such proposals or other special circumstances will be referred to the appropriate Fidelity Fund Board Committee or its designee.

 F. FMR will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, FMR will generally abstain.

 G. Many Fidelity Funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FMR will generally evaluate proposals in the context of the Guidelines, but FMR may, where applicable and feasible, take into consideration differing laws and regulations in the relevant foreign market in determining how to vote shares.

 H. In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, FMR will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FMR will generally not vote proxies in order to safeguard fund holdings information.

 I. Where a management-sponsored proposal is inconsistent with the Guidelines, FMR may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and FMR will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FMR will generally withhold authority for the election of directors at the next election.

II. Definitions (as used in this document)

 A. Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; and any other provision that eliminates or limits shareholder rights.

 B. Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

 C. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

 D. Sunset Provision - a condition in a charter or plan that specifies an expiration date.

 E. Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

 F. Poison Pill - a strategy employed by a potential take-over/target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

 G. Large-Capitalization Company - a company included in the Russell 1000® stock index.

 H. Small-Capitalization Company - a company not included in the Russell 1000 stock index that is not a Micro-Capitalization Company.

 I. Micro-Capitalization Company - a company with a market capitalization under US $300 million.

 J. Evergreen Provision - a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.

III. Directors

 A. Incumbent Directors

 FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

 FMR will also generally withhold authority for the election of all directors or directors on responsible committees if:

 1. An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

 With respect to Poison Pills, however, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

 a. The Poison Pill includes a Sunset Provision of less than five years;

 b. The Poison Pill includes a Permitted Bid Feature;

 c. The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

 d. Shareholder approval is required to reinstate the Poison Pill upon expiration.

 FMR will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

 2. The company refuses, upon request by FMR, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

 3. Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

 4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether the company has admitted to or settled a regulatory proceeding relating to options backdating; (iv) whether the compensation committee has lapsed or waived equity vesting restrictions; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.

 5. To gain FMR's support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

 6. The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

 7. The board is not composed of a majority of independent directors.

 B. Indemnification

 FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

 C. Independent Chairperson

 FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

 D. Majority Director Elections

 FMR will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FMR may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV. Compensation

 A. Equity award plans (including stock options, restricted stock awards, and other stock awards).

 FMR will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

 1. (a) The dilution effect of the shares outstanding and available for issuance pursuant to all plans, plus any new share requests is greater than 10% for a Large-Capitalization Company, 15% for a Small-Capitalization Company or 20% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the plan or the amendments is acceptable.

 2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

 3. In the case of stock awards, the restriction period is less than three years for non-performance-based awards, and less than one year for performance-based awards.

 4. The plan includes an Evergreen Provision.

 5. The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.

 FMR will consider approving an equity award plan or an amendment to authorize additional shares under such plan if, without complying with the guidelines immediately above, the following two conditions are met:

 1. The shares are granted by a compensation committee composed entirely of independent directors; and

 2. The shares are limited to 5% (Large-Capitalization Company) and 10% (Small- or Micro-Capitalization Company) of the shares authorized for grant under the plan.

 B. Equity Exchanges and Repricing

 FMR will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

 1. Whether the proposal excludes senior management and directors;

 2. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

 3. The company's relative performance compared to other companies within the relevant industry or industries;

 4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

 5. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

 C. Employee Stock Purchase Plans

 FMR will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

 D. Employee Stock Ownership Plans (ESOPs)

 FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

 E. Executive Compensation

 FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

 F. Bonus Plans and Tax Deductibility Proposals

 FMR will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V. Anti-Takeover Provisions

 FMR will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

 A. The Poison Pill includes the following features:

 1. A Sunset Provision of no greater than five years;

 2. Linked to a business strategy that is expected to result in greater value for the shareholders;

 3. Requires shareholder approval to be reinstated upon expiration or if amended;

 4. Contains a Permitted Bid Feature; and

 5. Allows the Fidelity Funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

 B. An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

 C. It is a fair price amendment that considers a two-year price history or less.

 FMR will generally vote in favor of proposals to eliminate Anti-Takeover Provisions. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI. Capital Structure/Incorporation

 A. Increases in Common Stock

 FMR will generally vote against a provision to increase a company's common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.

 B. New Classes of Shares

 FMR will generally vote against the introduction of new classes of stock with differential voting rights.

 C. Cumulative Voting Rights

 FMR will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

 D. Acquisition or Business Combination Statutes

 FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

 E. Incorporation or Reincorporation in Another State or Country

 FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII. Shares of Investment Companies

 A. When a Fidelity Fund invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, FMR will vote in the same proportion as all other voting shareholders of such underlying fund or class ("echo voting"). FMR may choose not to vote if "echo voting" is not operationally feasible.

 B. Certain Fidelity Funds may invest in shares of underlying Fidelity Funds which are held exclusively by Fidelity Funds or accounts managed by an FMR or an affiliate. FMR will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

VIII. Other

 A. Voting Process

 FMR will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

 B. Regulated Industries

 Voting of shares in securities of any regulated industry (e.g. U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g. the Federal Reserve Board) for a determination under applicable law (e.g. federal banking law) that no fund or group of funds has acquired control of such organization.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Sales charge revenues collected and retained by FDC for the past three fiscal years are shown in the following table.

		Sales Charge Revenue		CDSC Revenue
Fund	Fiscal Year Ended	Amount Paid to FDC	Amount Retained by FDC	Amount Paid to FDC	Amount Retained by FDC
Fidelity Advisor Intermediate Bond Fund - Class A	August 31, 2010	$ 85,398	$ 21,680	$ 3,330	$ 3,330
	2009	$ 51,462	$ 20,214	$ 14,759	$ 14,759
	2008	$ 42,345	$ 14,632	$ 5,854	$ 5,854
Fidelity Advisor Intermediate Bond Fund - Class T	August 31, 2010	$ 47,716	$ 11,289	$ 108	$ 108
	2009	$ 42,329	$ 8,560	$ 641	$ 641
	2008	$ 99,858	$ 14,248	$ 393	$ 393
Fidelity Advisor Intermediate Bond Fund - Class B	August 31, 2010	--	--	$ 14,224	$ 14,224
	2009	--	--	$ 33,248	$ 33,248
	2008	--	--	$ 22,452	$ 22,452
Fidelity Advisor Intermediate Bond Fund - Class C	August 31, 2010	--	--	$ 12,401	$ 12,401
	2009	--	--	$ 5,091	$ 5,091
	2008	--	--	$ 8,763	$ 8,763
Fidelity Investment Grade Bond Fund - Class A	August 31, 2010	$ 78,473	$ 16,272	$ 3,465	$ 3,465
	2009	$ 51,384	$ 12,370	$ 4,619	$ 4,619
	2008	$ 42,658	$ 10,842	$ 1,048	$ 1,048
Fidelity Investment Grade Bond Fund - Class T	August 31, 2010	$ 37,492	$ 3,056	$ 66	$ 66
	2009	$ 29,707	$ 8,197	$ 676	$ 676
	2008	$ 20,598	$ 2,328	$ 7	$ 7
Fidelity Investment Grade Bond Fund - Class B	August 31, 2010	--	--	$ 19,049	$ 19,049
	2009	--	--	$ 24,061	$ 24,061
	2008	--	--	$ 22,365	$ 22,365
Fidelity Investment Grade Bond Fund - Class C	August 31, 2010	--	--	$ 7,616	$ 7,616
	2009	--	--	$ 4,365	$ 4,365
	2008	--	--	$ 5,272	$ 5,272
Fidelity Advisor Mortgage Securities Fund - Class A	August 31, 2010	$ 27,085	$ 5,525	$ 161	$ 161
	2009	$ 17,951	$ 4,974	$ 497	$ 497
	2008	$ 11,012	$ 1,663	$ 232	$ 232
Fidelity Advisor Mortgage Securities Fund - Class T	August 31, 2010	$ 21,858	$ 2,171	$ 0	$ 0
	2009	$ 22,887	$ 2,320	$ 0	$ 0
	2008	$ 22,893	$ 1,994	$ 292	$ 292
Fidelity Advisor Mortgage Securities Fund - Class B	August 31, 2010	--	--	$ 9,942	$ 9,942
	2009	--	--	$ 28,197	$ 28,197
	2008	--	--	$ 92,922	$ 92,922
Fidelity Advisor Mortgage Securities Fund - Class C	August 31, 2010	--	--	$ 3,169	$ 3,169
	2009	--	--	$ 3,170	$ 3,170
	2008	--	--	$ 1,054	$ 1,054
Fidelity Advisor Short Fixed-Income Fund - Class A	August 31, 2010	$ 76,537	$ 33,169	$ 6,090	$ 6,090
	2009	$ 37,806	$ 14,636	$ 21,788	$ 21,788
	2008	$ 49,518	$ 14,414	$ 11,197	$ 11,197
Fidelity Advisor Short Fixed-Income Fund - Class T	August 31, 2010	$ 72,420	$ 22,032	$ 8,551	$ 8,551
	2009	$ 58,909	$ 19,769	$ 31	$ 31
	2008	$ 68,453	$ 15,061	$ 427	$ 427
Fidelity Advisor Short Fixed-Income Fund - Class B	August 31, 2010	--	--	$ 32,554	$ 32,554
	2009	--	--	$ 40,849	$ 40,849
	2008	--	--	$ 24,584	$ 24,584
Fidelity Advisor Short Fixed-Income Fund - Class C	August 31, 2010	--	--	$ 22,806	$ 22,806
	2009	--	--	$ 14,170	$ 14,170
	2008	--	--	$ 16,537	$ 16,537
Fidelity Total Bond Fund - Class A	August 31, 2010	$ 121,807	$ 33,167	$ 255	$ 255
	2009	$ 61,729	$ 23,037	$ 9,771	$ 9,771
	2008	$ 48,675	$ 21,526	$ 3,989	$ 3,989
Fidelity Total Bond Fund - Class T	August 31, 2010	$ 61,811	$ 7,769	$ 0	$ 0
	2009	$ 37,407	$ 4,757	$ 0	$ 0
	2008	$ 29,252	$ 3,737	$ 2,086	$ 2,086
Fidelity Total Bond Fund - Class B	August 31, 2010	--	--	$ 18,755	$ 18,755
	2009	--	--	$ 42,910	$ 42,910
	2008	--	--	$ 11,561	$ 11,561
Fidelity Total Bond Fund - Class C	August 31, 2020	--	--	$ 10,604	$ 10,604
	2009	--	--	$ 7,798	$ 7,798
	2008	--	--	$ 3,836	$ 3,836

The Trustees have approved Distribution and Service Plans on behalf of Class A, Class T, Class B, Class C, and Institutional Class of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Class A, Class T, Class B, Class C, and Institutional Class and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.

The Rule 12b-1 Plan adopted for Class A, Class T, Class B, and Class C of each fund is described in the prospectus for that class.

CLASS A DISTRIBUTION AND SERVICE FEES

The table below shows the distribution and service fees paid for Class A shares of each fund for the fiscal year ended August 31, 2010.

Fund

Distribution Fees Paid to FDC

Distribution Fees Paid by FDC to Intermediaries

Distribution Fees Retained by FDC

Service Fees Paid to FDC

Service Fees Paid by FDC to Intermediaries

Service Fees Retained by FDC*

Fidelity Advisor Intermediate Bond Fund	$ 0	$ 0	$ 0	$ 505,133	$ 499,285	$ 5,848
Fidelity Investment Grade Bond Fund	$ 0	$ 0	$ 0	$ 378,459	$ 373,592	$ 4,867
Fidelity Advisor Mortgage Securities Fund	$ 0	$ 0	$ 0	$ 139,217	$ 135,560	$ 3,657
Fidelity Advisor Short Fixed-Income Fund	$ 0	$ 0	$ 0	$ 422,234	$ 411,731	$ 10,503
Fidelity Total Bond Fund	$ 0	$ 0	$ 0	$ 849,181	$ 849,181	$ 0

* Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

CLASS T DISTRIBUTION AND SERVICE FEES

The table below shows the distribution and service fees paid for Class T shares of each fund for the fiscal year ended August 31, 2010.

Fund

Distribution Fees Paid to FDC

Distribution Fees Paid by FDC to Intermediaries

Distribution Fees Retained by FDC

Service Fees Paid to FDC

Service Fees Paid by FDC to Intermediaries

Service Fees Retained by FDC

Fidelity Advisor Intermediate Bond Fund	$ 0	$ 0	$ 0	$ 749,055	$ 749,055	$ 0
Fidelity Investment Grade Bond Fund	$ 0	$ 0	$ 0	$ 116,537	$ 114,709	$ 1,828
Fidelity Advisor Mortgage Securities Fund	$ 0	$ 0	$ 0	$ 97,426	$ 97,426	$ 0
Fidelity Advisor Short Fixed-Income Fund	$ 0	$ 0	$ 0	$ 306,475	$ 306,475	$ 0
Fidelity Total Bond Fund	$ 0	$ 0	$ 0	$ 137,799	$ 137,799	$ 0

CLASS B DISTRIBUTION AND SERVICE FEES

The table below shows the distribution and service fees paid for Class B shares of each fund for the fiscal year ended August 31, 2010.

Fund

Distribution Fees Paid to FDC

Distribution Fees Paid by FDC to Intermediaries

Distribution Fees Retained by FDC*

Service Fees Paid to FDC

Service Fees Paid by FDC to Intermediaries

Service Fees Retained by FDC**

Fidelity Advisor Intermediate Bond Fund	$ 72,480	$ 0	$ 72,480	$ 27,876	$ 25,089	$ 2,787
Fidelity Investment Grade Bond Fund	$ 72,697	$ 0	$ 72,697	$ 27,961	$ 25,164	$ 2,797
Fidelity Advisor Mortgage Securities Fund	$ 76,870	$ 0	$ 76,870	$ 29,567	$ 26,609	$ 2,958
Fidelity Advisor Short Fixed-Income Fund	$ 81,510	$ 0	$ 81,510	$ 31,351	$ 28,215	$ 3,136
Fidelity Total Bond Fund	$ 68,373	$ 0	$ 68,373	$ 26,297	$ 23,667	$ 2,630

* These amounts are retained by FDC for use in its capacity as distributor.

** Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

CLASS C DISTRIBUTION AND SERVICE FEES

The table below shows the distribution and service fees paid for Class C shares of each fund for the fiscal year ended August 31, 2010.

Fund

Distribution Fees Paid to FDC

Distribution Fees Paid by FDC to Intermediaries

Distribution Fees Retained by FDC

Service Fees Paid to FDC

Service Fees Paid by FDC to Intermediaries

Service Fees Retained by FDC*

Fidelity Advisor Intermediate Bond Fund	$ 527,095	$ 428,143	$ 98,952	$ 175,700	$ 142,716	$ 32,984
Fidelity Investment Grade Bond Fund	$ 227,506	$ 159,728	$ 67,778	$ 75,835	$ 53,243	$ 22,592
Fidelity Advisor Mortgage Securities Fund	$ 135,781	$ 113,387	$ 22,394	$ 45,260	$ 37,796	$ 7,464
Fidelity Advisor Short Fixed-Income Fund	$ 881,250	$ 740,847	$ 140,403	$ 293,750	$ 246,949	$ 46,801
Fidelity Total Bond Fund	$ 567,146	$ 422,131	$ 145,015	$ 189,048	$ 140,710	$ 48,338

* Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

Under each Institutional Class Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by each Plan. Each Institutional Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. In addition, each Institutional Class Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, including banks, broker-dealers, and other service-providers (who may be affiliated with FMR or FDC), that provide those services. Currently, the Board of Trustees has authorized such payments for Institutional Class shares.

Under each Class A, Class T, Class B, and Class C Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by each Plan. Each Class A, Class T, Class B, and Class C Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class T, Class B, and Class C shares and/or shareholder support services, including payments of significant amounts made to intermediaries, including banks, broker-dealers, and other service-providers (who may be affiliated with FMR or FDC), that provide those services. Currently, the Board of Trustees has authorized such payments for Class A, Class T, Class B, and Class C shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of the fund and its shareholders. In particular, the Trustees noted that each Institutional Class Plan does not authorize payments by Institutional Class of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of class shares, additional sales of class shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

Each Class A, Class T, Class B, and Class C Plan does not provide for specific payments by Class A, Class T, Class B, and Class C of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

In addition to the distribution and/or service fees paid by FDC to intermediaries, including affiliates of FDC, shown in the table above, FDC or an affiliate may compensate intermediaries that distribute and/or service the Advisor funds and the Advisor classes of shares. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. The total amount paid to all intermediaries in the aggregate currently will not exceed 0.05% of the total assets of the Advisor funds and the Advisor classes of shares on an annual basis. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. FDC anticipates that payments will be made to over a hundred intermediaries, including some of the largest broker-dealers and other financial firms, and certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

A fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for performing recordkeeping and other services. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

If you have purchased shares of a fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreements, FIIOC (or an agent, including an affiliate) performs transfer agency services for each class of each fund.

For providing transfer agency services, FIIOC receives a position fee and an asset-based fee with respect to each position in a fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of each class's average daily net assets. The position fees are subject to increase based on postage rate changes.

FIIOC also may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate, and in each Fidelity Advisor Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QTP's or Fidelity Advisor Freedom Fund's assets that is invested in a fund.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Many fund shares are owned by intermediaries for the benefit of their customers. Since a fund often does not maintain an account for shareholders in those instances, some or all of the recordkeeping and/or administrative services for these accounts may be performed by intermediaries.

FIIOC or an affiliate may make payments out of its own resources to intermediaries (including affiliates of FIIOC) for recordkeeping services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

FIIOC or an affiliate may make networking payments out of its own resources to intermediaries who perform transactions for the funds through the National Securities Clearing Corporation (NSCC). NSCC, a wholly owned subsidiary of The Depository Trust & Clearing Corporation, provides centralized clearance, settlement, and information services for mutual funds and other financial services companies.

Each fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Each fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each class of each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the funds are 0.0415% of the first $500 million of average net assets, 0.0301% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

For administering each fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.

FMR bears the cost of pricing and bookkeeping services and administration of the securities lending program under the terms of its Fundwide Agreement with Fidelity Investment Grade Bond Fund, Fidelity Advisor Mortgage Securities Fund, and Fidelity Total Bond Fund.

Pricing and bookkeeping fees paid to FSC for the past three fiscal years are shown in the following table.

Fund	2010	2009	2008
Fidelity Advisor Intermediate Bond Fund	$ 259,441[1]	$ 280,071[1]	$ 432,296[1]
Fidelity Investment Grade Bond Fund	$ 1,246,163[2]	$ 1,278,587[2]	$ 1,413,754[2]
Fidelity Advisor Mortgage Securities Fund	$ 344,555[2]	$ 371,542[2]	$ 467,455[2]
Fidelity Advisor Short Fixed-Income Fund	$ 442,848[1]	$ 429,004[1]	$ 470,002[1]
Fidelity Total Bond Fund	$ 1,478,636[2]	$ 1,378,715[2]	$ 1,383,166[2]

1 Paid by the fund.

2 Paid by FMR.

For the fiscal years ended August 31, 2010, 2009, and 2008, FMR did not pay FSC for securities lending on behalf of Fidelity Advisor Mortgage Securities Fund.

Payments made to FSC for securities lending for the past three fiscal years are shown in the following table.

Fund	2010	2009	2008
Fidelity Advisor Intermediate Bond Fund	$ 265[1]	$ 195[1]	$ 7,680[1]
Fidelity Investment Grade Bond Fund	$ 1,815[2]	$ 510[2]	$ 10,645[2]
Fidelity Advisor Short Fixed-Income Fund	$ 695[1]	$ 3,920[1]	$ 17,455[1]
Fidelity Total Bond Fund	$ 4,195[2]	$ 5,995[2]	$ 51,750[2]

1 Paid by the fund.

2 Paid by FMR.

DESCRIPTION OF THE TRUSTS

Trust Organization. Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, and Fidelity Advisor Short Fixed-Income Fund are funds of Fidelity Advisor Series II, an open-end management investment company created under an initial declaration of trust dated April 23, 1986. Currently, there are five funds offered in Fidelity Advisor Series II: Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Advisor Municipal Income Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Advisor Strategic Income Fund. Fidelity Investment Grade Bond Fund is a fund of Fidelity Fixed-Income Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984. Currently, there are 19 funds offered in Fidelity Fixed-Income Trust: Fidelity Commodity Strategy Fund, Fidelity Corporate Bond Fund, Fidelity Dynamic Strategies Fund, Fidelity Inflation-Protected Bond Fund, Fidelity Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Series Commodity Strategy Fund, Fidelity Series Global ex U.S. Index Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Short-Term Bond Fund, Fidelity Strategic Dividend & Income Fund, Fidelity Strategic Real Return Fund, Fidelity Tax-Free Bond Fund, Fidelity U.S. Bond Index Fund, Money Market Portfolio, Spartan® Intermediate Treasury Bond Index Fund, Spartan Long-Term Treasury Bond Index Fund, and Spartan Short-Term Treasury Bond Index Fund. Fidelity Total Bond Fund is a fund of Fidelity Income Fund, an open-end management investment company created under an initial declaration of trust dated August 7, 1984. Currently, there are 19 funds offered in Fidelity Income Fund: Fidelity GNMA Fund, Fidelity Government Income Fund, Fidelity Income Replacement 2016 FundSM, Fidelity Income Replacement 2018 FundSM, Fidelity Income Replacement 2020 FundSM, Fidelity Income Replacement 2022 FundSM, Fidelity Income Replacement 2024 FundSM, Fidelity Income Replacement 2026 FundSM, Fidelity Income Replacement 2028 FundSM, Fidelity Income Replacement 2030 FundSM, Fidelity Income Replacement 2032 FundSM, Fidelity Income Replacement 2034 FundSM, Fidelity Income Replacement 2036 FundSM, Fidelity Income Replacement 2038 FundSM, Fidelity Income Replacement 2040 FundSM, Fidelity Income Replacement 2042 FundSM, Fidelity Intermediate Government Income Fund, Fidelity Total Bond Fund, and Fidelity Ultra-Short Bond Fund. The Trustees are permitted to create additional funds in the trusts and to create additional classes of the funds.

The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds or classes.

Shareholder Liability. Each trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

Each Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. Each Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Each Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or, for Class A, Class T, Class C, and Institutional Class shares, conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

Each trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of each trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of Fidelity Investment Grade Bond Fund. The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, and Fidelity Advisor Short Fixed-Income Fund. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of Fidelity Total Bond Fund. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets of Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Total Bond Fund in connection with repurchase agreement transactions. The Bank of New York Mellon, headquartered in New York, also may serve as a special purpose custodian of certain assets of Fidelity Investment Grade Bond Fund and Fidelity Total Bond Fund in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, each fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firms. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for Fidelity Advisor Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Advisor Mortgage Securities Fund, and Fidelity Total Bond Fund and provides other audit, tax, and related services.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for Fidelity Advisor Short Fixed-Income Fund and provides other audit related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended August 31, 2010, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not. Acquired funds include other investment companies (such as central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

FUND HOLDINGS INFORMATION

Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

Each fund will provide a full list of holdings monthly on www.advisor.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the investment activities of each fund to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include: a fund's trustees; a fund's manager, its sub-advisers and their affiliates whose access persons are subject to a code of ethics; contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; and third-parties in connection with a bankruptcy proceeding relating to a fund holding. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third-parties that calculate information derived from holdings for use by FMR or its affiliates, (ii) third parties that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), (iii) ratings and rankings organizations, and (iv) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third-parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Thomson Vestek (full holdings, as of the end of the calendar quarter, 15 calendar days after the calendar quarter-end); Standard & Poor's Rating Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); Moody's Investors Service (full holdings monthly, (generally as of the last Friday of each month), generally the first Friday of the following month); Anacomp Inc. (full or partial holdings daily, on the next business day); and MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day).

FMR, its affiliates, or the funds will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, FMR desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the funds' SAI.

There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

APPENDIX

Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom Income Fund, Fidelity Freedom K 2010 Fund, Fidelity Freedom K 2015 Fund, Fidelity Freedom K 2020 Fund, Fidelity Freedom K 2025 Fund, Fidelity Freedom K 2030 Fund, Spartan, and Strategic Advisers are registered trademarks of FMR LLC.

Fidelity Income Replacement 2016 Fund, Fidelity Income Replacement 2018 Fund, Fidelity Income Replacement 2020 Fund, Fidelity Income Replacement 2022 Fund, Fidelity Income Replacement 2024 Fund, Fidelity Income Replacement 2026 Fund, Fidelity Income Replacement 2028 Fund, Fidelity Income Replacement 2030 Fund, Fidelity Income Replacement 2032 Fund, Fidelity Income Replacement 2034 Fund, Fidelity Income Replacement 2036 Fund, Fidelity Income Replacement 2038 Fund, Fidelity Income Replacement 2040 Fund, and Fidelity Income Replacement 2042 Fund are service marks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

Fidelity AdvisorSM Mortgage Securities Fund

Class/Ticker

Fidelity® Mortgage Securities Fund/FMSFX

In this prospectus, the term "shares" (as it relates to the fund) means the class of shares offered through this prospectus.

Prospectus

October 30, 2010

Contents

Fund Summary	<Click Here>	Fidelity AdvisorSM Mortgage Securities Fund
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Additional Information about the Purchase and Sale of Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights
	<Click Here>	Additional Information about the Index

Prospectus

Fund Summary

Fund/Class:
Fidelity AdvisorSM Mortgage Securities Fund/Fidelity® Mortgage Securities Fund

Investment Objective

The fund seeks a high level of current income, consistent with prudent investment risk. In seeking current income, the fund may also consider the potential for capital gain.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund.

Shareholder fees (fees paid directly from your investment)	None

Annual class operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.32%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.13%
Total annual operating expenses	0.45%

This example helps compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 46
3 years	$ 144
5 years	$ 252
10 years	$ 567

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 527% of the average value of its portfolio.

Prospectus

Fund Summary - continued

Principal Investment Strategies

  Normally investing at least 80% of assets in investment-grade mortgage-related securities (those of medium and high quality) and repurchase agreements for those securities.
  Investing in U.S. Government securities and instruments related to U.S. Government securities.
  Investing in U.S. Government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury.
  Managing the fund to have similar overall interest rate risk to the Barclays Capital U.S. MBS Index.
  Allocating assets across different market sectors and maturities.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default) and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Investing in Fidelity's central funds (specialized investment vehicles used by Fidelity funds to invest in particular security types or investment disciplines).

Principal Investment Risks

  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Prospectus

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the Additional Information about the Index section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for updated return information.

Year-by-Year Returns

Calendar Years	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
	11.28%	7.56%	9.12%	3.55%	4.45%	2.48%	4.84%	-0.39%	1.29%	9.57%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	4.02%	September 30, 2001
Lowest Quarter Return	-1.46%	June 30, 2007
Year-to-Date Return	6.89%	September 30, 2010

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

Prospectus

Fund Summary - continued

For the periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years
Fidelity Mortgage Securities Fund
Return Before Taxes	9.57%	3.50%	5.31%
Return After Taxes on Distributions	7.58%	1.76%	3.40%
Return After Taxes on Distributions and Sale of Fund Shares	6.17%	1.95%	3.40%
Barclays Capital U.S. MBS Index (reflects no deduction for fees, expenses, or taxes)	5.89%	5.78%	6.46%

Investment Advisers

Fidelity Management & Research Company (FMR) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

William Irving (lead portfolio manager) has managed the fund since April 2008.

Frank Castagliuolo (co-manager) has managed the fund since December 2009.

Purchase and Sale of Shares

You may buy or sell shares of the fund through a Fidelity brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail
Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118

The price to buy one share of the fund is its net asset value per share (NAV). Your shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share of the fund is its NAV. Your shares will be sold at the NAV next calculated after your order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500
Through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

Prospectus

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Financial Intermediaries

The fund, FMR, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, including retirement plan sponsors, administrators, or service-providers (who may be affiliated with FMR or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Prospectus

Fund Basics

Investment Details

Investment Objective

The fund seeks a high level of current income, consistent with prudent investment risk. In seeking current income, the fund may also consider the potential for capital gain.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in investment-grade mortgage-related securities (those of medium and high quality) and repurchase agreements for those securities. FMR may also invest the fund's assets in U.S. Government securities and instruments related to U.S. Government securities. Certain issuers of U.S. Government securities are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.

FMR uses the Barclays Capital U.S. MBS Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index.

FMR considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, FMR considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

FMR allocates the fund's assets among different market sectors (for example, fixed-rate or adjustable rate mortgages) and different maturities based on its view of the relative value of each sector or maturity.

FMR may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument or components of the index underlying the derivative, and forward-settling securities. FMR may invest a significant portion of the fund's assets in these types of investments. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, and futures contracts (both long and short positions) on securities and indexes. Depending on FMR's outlook and market conditions, FMR may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index. Government legislation or regulation of derivatives could affect the fund's use of derivatives and could limit the fund's ability to pursue its investment strategies.

To earn additional income for the fund, FMR may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

Prospectus

Fund Basics - continued

FMR uses central funds to help invest the fund's assets. Central funds are specialized investment vehicles managed by FMR affiliates that are designed to be used by Fidelity funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buying bonds directly the fund might invest in a central fund that buys bonds. Fidelity does not charge any additional management fees for central funds. Central funds offer exposure to some or all of the following types of investment-grade and lower-quality debt securities: corporate bonds, mortgage and other asset-backed securities, floating rate loans, and BB-rated securities. Central funds may also focus on other types of securities.

In addition to the principal investment strategies discussed above, FMR may invest the fund's assets in lower-quality debt securities.

If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values.

U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. Certain issuers of U.S. Government securities, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.

Mortgage securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Derivatives are investments whose values are tied to an underlying asset, instrument, or index. Derivatives include futures, options, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of a security or index) and credit default swaps (buying or selling credit default protection).

Prospectus

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. Payment and delivery take place after the customary settlement period.

Central funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees to Fidelity. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Principal Investment Risks

Many factors affect the fund's performance. The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes.

Prospectus

Fund Basics - continued

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty.

Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The following policies are fundamental, that is, subject to change only by shareholder approval:

The fund seeks a high level of current income, consistent with prudent investment risk. In seeking current income, the fund may also consider the potential for capital gain.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

The fund normally invests at least 80% of its assets in investment-grade mortgage-related securities (those of medium and high quality) and repurchase agreements for those securities.

Valuing Shares

The fund is open for business each day the NYSE is open.

The fund's NAV is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing the fund's NAV. Fidelity calculates net asset value separately for each class of shares of a multiple class fund.

Prospectus

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Additional Information about the Purchase and Sale of Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

You may buy or sell shares of a fund through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares of the fund through a retirement account (such as an IRA or an account funded through salary deductions) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity retirement products. If you buy or sell shares of a fund through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of the fund through a non-Fidelity broker or other investment professional.

You should include the following information with any order to buy, sell, or exchange shares:

  Your name;
  Your account number;
  Name of fund whose shares you want to buy or sell; and
  Dollar amount or number of shares you want to buy or sell.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Prospectus

Shareholder Information - continued

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Prospectus

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Shareholder Information - continued

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

The price to buy one share of the fund is its NAV. The fund's shares are sold without a sales charge.

Your shares will be bought at the NAV next calculated after your investment is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

There is no minimum balance or purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity systematic withdrawal service. In addition, the fund may waive or lower purchase minimums in other circumstances.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Prospectus

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of the fund is its NAV.

Your shares will be sold at the NAV next calculated after your order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares;
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address;
  When you are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.

Prospectus

Shareholder Information - continued

  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  If you hold your shares in a Fidelity mutual fund account and you sell shares by writing a check, if available, and the amount of the check is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for more than one year, the check may be invested in additional shares of the fund at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

To sell shares issued with certificates, call Fidelity for instructions. The fund no longer issues share certificates.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. You may also exchange your Fidelity Mortgage Securities Fund shares for Institutional Class shares of the fund if you meet the purchase eligibility requirements for Institutional Class shares.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.

Prospectus

  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the fund or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

• To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

• You can use electronic funds transfer to:

- Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.
- Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system • To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

Automatic Transactions: periodic (automatic) transactions

• To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.

• To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.

• To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Checkwriting • To sell Fidelity fund shares from your Fidelity mutual fund account (only if checkwriting was set up on your account prior to July 31, 2004).

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

Prospectus

If your fund balance falls below $2,000 worth of shares ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts) for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in October and December.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for shares of the fund:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

Prospectus

Shareholder Information - continued

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the fund at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Prospectus

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2009, FMR had approximately $1.3 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FIMM serves as a sub-adviser for the fund. FIMM has day-to-day responsibility for choosing investments for the fund.

FIMM is an affiliate of FMR. As of December 31, 2009, FIMM had approximately $639.1 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Other investment advisers assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, 4th Floor, London, EC4M 7LS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2009, FMR U.K. had approximately $11.3 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR U.K. is an affiliate of FMR.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2009, FMR H.K. had approximately $1.8 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of FMR.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of FMR.

William Irving is lead portfolio manager of the fund, which he has managed since April 2008. He also manages other Fidelity funds. Since joining Fidelity Investments in 1999, Dr. Irving has worked as a quantitative analyst and portfolio manager.

Franco Castagliuolo is co-manager of the fund, which he has managed since December 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 1997, Mr. Castagliuolo has served as a research associate and portfolio manager.

Prospectus

Fund Services - continued

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Dr. Irving and Mr. Castagliuolo.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For August 2010, the group fee rate was 0.12%. The individual fund fee rate is 0.20%.

The total management fee for the fiscal year ended August 31, 2010, was 0.32% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

FMR pays FIMM, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2010.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes the fund's shares.

Intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of shares of the fund. These payments are described in more detail in this section and in the SAI.

Prospectus

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of a class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand the financial history of the fund's shares for the past 5 years. Certain information reflects financial results for a single share of the fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares of the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended August 31,	2010	2009	2008	2007	2006 I	2005 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.41	$ 10.11	$ 10.59	$ 10.99	$ 11.01	$ 11.34
Income from Investment Operations
Net investment incomeD	.399	.505	.509	.559	.432	.438
Net realized and unrealized gain (loss)	.601	.292	(.462)	(.403)	(.023)	(.257)
Total from investment operations	1.000	.797	.047	.156	.409	.181
Distributions from net investment income	(.470)	(.497)	(.527)	(.556)	(.429)	(.451)
Distributions from net realized gain	-	-	-	-	-	(.060)
Total distributions	(.470)	(.497)	(.527)	(.556)	(.429)	(.511)
Net asset value, end of period	$ 10.94	$ 10.41	$ 10.11	$ 10.59	$ 10.99	$ 11.01
Total Return B, C	9.83%	8.14%	.46%	1.38%	3.80%	1.61%
Ratios to Average Net Assets E, G
Expenses before reductions	.45%	.45%	.45%	.45%	.45% A	.55%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45% A	.55%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45% A	.55%
Net investment income	3.74%	4.99%	4.91%	5.10%	4.73% A	3.91%
Supplemental Data
Net assets, end of period (in millions)	$ 829	$ 838	$ 1,049	$ 1,446	$ 1,612	$ 1,807
Portfolio turnover rate F	527%	476%	397%	409%	232% A	183%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H For the period ended October 31.

I For the ten month period ended August 31. The Fund changed its fiscal year from October 31 to August 31, effective August 31, 2006.

Prospectus

Appendix - continued

Additional Information about the Index

Barclays Capital U.S. MBS Index is a market value-weighted index of mortgage securities issued by the Government National Mortgage Association (GNMA), Fannie Mae (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). The mortgage securities are backed by 15-, 20-, and 30-year fixed-rate and hybrid adjustable-rate mortgages.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04707

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & (Pyramid) Design, FAST, and Directed Dividends are registered trademarks of FMR LLC.

Fidelity Advisor is a service mark of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.540189.115 MOR-pro-1010

Fidelity® Intermediate Bond Fund (FTHRX), Fidelity Investment Grade Bond Fund (FBNDX), Fidelity Mortgage Securities Fund (FMSFX), Fidelity Short-Term Bond Fund (FSHBX), and Fidelity Total Bond Fund (FTBFX)

Fidelity Investment Grade Bond Fund is a Class of shares of Fidelity Investment Grade Bond Fund; Fidelity Mortgage Securities Fund is a Class of shares of Fidelity AdvisorSM Mortgage Securities Fund; Fidelity Short-Term Bond Fund is a Class of shares of Fidelity Short-Term Bond Fund; and Fidelity Total Bond Fund is a Class of shares of Fidelity Total Bond Fund

Funds of Fidelity Fixed-Income Trust, Fidelity Advisor Series II, and Fidelity Income Fund

STATEMENT OF ADDITIONAL INFORMATION


October 30, 2010

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual reports are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of a prospectus or SAI, dated October 30, 2010, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.


For more information on any Fidelity fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.

RCOM8-ptb-1010
1.835228.104

TABLE OF CONTENTS

	PAGE
Investment Policies and Limitations	<Click Here>
Special Considerations Regarding Emerging Markets	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying, Selling, and Exchanging Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contracts	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trusts	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Diversification

For each fund:

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

For each fund:

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For each fund:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of each of Fidelity® Intermediate Bond Fund's, Fidelity Investment Grade Bond Fund's, Fidelity AdvisorSM Mortgage Securities Fund's, Fidelity Short-Term Bond Fund's, and Fidelity Total Bond Fund's concentration limitation discussed above, with respect to any investment in Fidelity Money Market Central Fund and/or any non-money market central fund, Fidelity Management & Research Company (FMR) looks through to the holdings of the central fund.

For purposes of Fidelity Advisor Mortgage Securities Fund's concentration limitation discussed above, the fund has been advised that the Staff of the Securities and Exchange Commission (SEC) does not consider proprietary strips of securities issued by the U.S. Government or its agencies or instrumentalities, and privately sponsored collateralized mortgage obligations (CMOs) backed by the U.S. Government or its agencies or instrumentalities to be U.S. Government securities. If the fund concludes that, under applicable legal principles, any of these securities is a U.S. Government security, it will exclude the security from the concentration limitation.

For purposes of each of Fidelity Intermediate Bond Fund's, Fidelity Investment Grade Bond Fund's, Fidelity Advisor Mortgage Securities Fund's, Fidelity Short-Term Bond Fund's, and Fidelity Total Bond Fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by FMR does not assign a classification.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For each fund:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Investing for Control or Management

For Fidelity Intermediate Bond Fund and Fidelity Investment Grade Bond Fund:

The fund may not invest in companies for the purpose of exercising control or management.

Pooled Funds

For Fidelity Intermediate Bond Fund and Fidelity Advisor Mortgage Securities Fund:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For Fidelity Investment Grade Bond Fund and Fidelity Short-Term Bond Fund:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

For each fund:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

Margin Purchases

For each fund:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund:

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For each fund:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

Pooled Funds

For Fidelity Intermediate Bond Fund and Fidelity Advisor Mortgage Securities Fund:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For Fidelity Investment Grade Bond Fund and Fidelity Short-Term Bond Fund:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to each fund's fundamental and non-fundamental limitations discussed above:

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the SEC, the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Borrowing. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients. FMR uses central funds to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees to Fidelity. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Countries and Markets Not Considered to Be Emerging. For purposes of Fidelity Total Bond Fund, as of August 31, 2010, the following countries and markets are not considered to be emerging: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Dollar-Weighted Average Maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Duration of a bond is a measure of the approximate sensitivity of a bond's price to changes in interest rates. Duration is expressed in years. Except for zero coupon bonds, duration is generally shorter than maturity because much of a bond's return consists of interest paid prior to the maturity date. Bonds with longer durations usually have more interest rate sensitivity and price volatility than bonds with shorter durations. Typically, if a bond had a duration of 5 years and interest rates rose 1%, the market value of the bond would decline 5%.

Exposure to Foreign Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Funds' Rights as Investors. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to management, the Board of Directors, shareholders of a company, and holders of other securities of the company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. The funds' proxy voting guidelines are included in this SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Future government legislation or regulation of derivatives could affect a fund's use of such instruments and could limit the ability of a fund to pursue its investment strategies.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, some are based on indices of securities prices, and some are based on Eurodollars. Futures on indices and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. The fund may realize a gain or loss by closing out its futures contracts.

Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, indices of securities or commodities prices, and futures contracts (including commodity futures contracts). The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps. Options on interest rate swaps are known as swaptions. An option on a swap gives a party the right to enter into a new swap agreement or to extend, shorten, cancel or modify an existing swap contract at a specific date in the future in exchange for a premium.

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are traded over-the-counter. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, or indices). The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. If the fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which the fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection.

If the creditworthiness of the fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, the fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the fund will be able to do so, the fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

Swap agreements generally are entered into by "eligible participants" and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (CEA) and, therefore not subject to regulation as futures or commodity option transactions under the CEA.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, various factors may be considered, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by FMR.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

To earn additional income for a fund, FMR may use a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, the fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, the fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Preferred Securities represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred securities and common stock.

Real Estate Investment Trusts. Real estate investment trusts issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. Real estate investment trusts are dependent upon management skill and the cash flow generated by the properties owned by the trusts. Real estate investment trusts are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

Securities Lending. A fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies may be limited by federal securities laws.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Temporary Defensive Policies. Each fund reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a fund pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds will pass from the custodian to the shareholder through a similar series of bank accounts.

The bank accounts are registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing and conducting business in the bank accounts. The transfer agent or an affiliate may invest overnight balances in the accounts in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank accounts overnight. Any risks associated with these accounts are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

SPECIAL CONSIDERATIONS REGARDING EMERGING MARKETS

Investing in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer. In addition, unlike developed countries, many emerging countries' economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. The recent global economic crisis weakened the global demand for their exports and tightened international credit supplies and, as a result, many emerging countries are facing significant economic difficulties and some countries have fallen into recession and recovery may be gradual.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Many emerging market countries in which a fund invests lack the social, political, and economic stability characteristic of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

In the past, governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the governments not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, the governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments, or have defaulted. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

In addition to their over-reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. The recent global economic crisis tightened international credit supplies and weakened global demand for their exports and, as a result, certain of these economies are now facing significant difficulties and some economies have fallen into recession.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and in accordance with the policies described in this section.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Brokers

In selecting brokers or dealers (including affiliates of FMR) to execute each fund's portfolio transactions, FMR considers factors deemed relevant in the context of a particular trade and in regard to FMR's overall responsibilities with respect to each fund and other investment accounts, including any instructions from each fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using ECNs, electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with FMR; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best qualitative execution, FMR may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. FMR also may select a broker that charges more than the lowest available commission rate available from another broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FMR) that execute transactions for each fund may receive higher compensation from each fund than other brokers might have charged each fund, in recognition of the value of the brokerage or research products and services they provide to FMR or its affiliates.

Research Products and Services. These products and services may include: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. FMR may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement FMR's own research activities in providing investment advice to the funds.

Execution Services. In addition, products and services may include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including but not limited to communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in personal meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FMR and its affiliates may use commission dollars to obtain certain products or services that are not used exclusively in FMR's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FMR or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to FMR. FMR's expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services FMR receives from brokers are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.

FMR's Decision-Making Process. Before causing a fund to pay a particular level of compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to FMR, viewed in terms of the particular transaction for a fund or FMR's overall responsibilities to a fund or other investment companies and investment accounts. While FMR may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither FMR nor the funds incur an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist FMR and its affiliates in terms of its overall investment responsibilities to a fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FMR or its affiliates.

Research Contracts. FMR has arrangements with certain third-party research providers and brokers through whom FMR effects fund trades, whereby FMR may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FMR may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FMR, or that may be available from another broker. FMR views hard dollar payments for research products and services as likely to reduce a fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and to pay fund expenses, as described below, will decrease. FMR's determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on FMR's part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

FMR may allocate brokerage transactions to brokers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker, using a predetermined methodology, rebates a portion of the compensation paid by a fund to offset that fund's expenses, which may be paid to FMR or its affiliates. Not all brokers with whom a fund trades have agreed to participate in brokerage commission recapture.

Affiliated Transactions

FMR may place trades with certain brokers, including National Financial Services LLC (NFS), with whom it is under common control provided FMR determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

The Trustees of each fund have approved procedures whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by FMR to be appropriate and equitable to each fund or investment account. In some cases adherence to these procedures could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

For the fiscal periods ended August 31, 2010 and 2009, the portfolio turnover rates for each fund are presented in the table below. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in FMR's investment outlook, as well as changes in mortgage dollar roll transaction volume.

Turnover Rates	2010	2009
Fidelity Intermediate Bond Fund	115%	66%
Fidelity Investment Grade Bond Fund	174%	119%
Fidelity Advisor Mortgage Securities Fund	527%	476%
Fidelity Short-Term Bond Fund	233%	264%
Fidelity Total Bond Fund	130%	104%

During the fiscal year ended August 31, 2010, Fidelity Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Short-Term Bond Fund, and Fidelity Total Bond Fund held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by a fund as of the fiscal year ended August 31, 2010.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Fidelity Intermediate Bond Fund	Bank of America Corp	$ 52,169,000
	Citigroup, Inc.	$ 61,948,000
	Credit Suisse Group	$ 16,800,024
	Deutsche Bank AG	$ 8,908,104
	Morgan Stanley	$ 38,491,000
	Barclays PLC	$ 11,119,028
	Goldman Sachs Group, Inc.	$ 23,653,121
	JPMorgan Chase & Co.	$ 34,304,615
	Royal Bank of Scotland Group PLC	$ 8,647,638
Fidelity Investment Grade Bond Fund	Bank of America Corp	$ 78,834,000
	Citigroup, Inc.	$ 63,156,000
	Credit Suisse Group	$ 18,784,074
	Morgan Stanley	$ 53,945,546
	Goldman Sachs Group, Inc.	$ 27,022,089
	JPMorgan Chase & Co.	$ 46,681,000
	UBS AG	$ 10,746,393
Fidelity Short-Term Bond Fund	Bank of America Corp	$ 63,663,000
	Citigroup, Inc.	$ 127,711,000
	Credit Suisse Group	$ 39,763,684
	Deutsche Bank AG	$ 30,206,107
	Morgan Stanley	$ 56,251,000
	BNP PARIBAS	$ 11,469,549
	Barclays PLC	$ 17,360,753
	JPMorgan Chase & Co.	$ 60,051,937
	UBS AG	$ 30,782,200
	Royal Bank of Scotland Group PLC	$ 25,317,006
Fidelity Total Bond Fund	Bank of America Corp	$ 85,957,564
	Citigroup, Inc.	$ 120,514,843
	Credit Suisse Group	$ 34,447,777
	Morgan Stanley	$ 82,774,649
	Barclays PLC	$ 8,875,213
	Goldman Sachs Group, Inc.	$ 32,945,162
	JPMorgan Chase & Co.	$ 61,571,684
	UBS AG	$ 5,061,165

For the fiscal years ended August 31, 2010, 2009, and 2008, Fidelity Intermediate Bond Fund paid no brokerage commissions.

The following table shows the total amount of brokerage commissions paid by Fidelity Investment Grade Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Short-Term Bond Fund, and Fidelity Total Bond Fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended August 31, 2010, 2009, and 2008. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Fidelity Investment Grade Bond Fund	August 31
2010		$ 0	0.00%
2009		$ 0	0.00%
2008		$ 22,656	0.00%
Fidelity Advisor Mortgage Securities Fund	August 31
2010		$ 663	0.00%
2009		$ 1,081	0.00%
2008		$ 3,168	0.00%
Fidelity Short-Term Bond Fund	August 31
2010		$ 4,891	0.00%
2009		$ 7,947	0.00%
2008		$ 25,364	0.00%
Fidelity Total Bond Fund	August 31
2010		$ 1,467	0.00%
2009		$ 1,113	0.00%
2008		$ 130	0.00%

The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended 2010.

Fund	Fiscal Year Ended 2010	$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services	$ Amount of Brokerage Transactions Involved
Fidelity Total Bond Fund	August 31	$ 1,117	$ 1,257,522

During the fiscal year ended August 31, 2010, Fidelity Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Advisor Mortgage Securities Fund, and Fidelity Short-Term Bond Fund paid no brokerage commissions to firms for providing research or brokerage services.

The following table shows the brokerage commissions that were allocated for research or brokerage services for the twelve-month period ending June 30, 2010.

Fund	Twelve-Month Period Ended 2010	$ Amount of Commissions Allocated for Research or Brokerage Services
Fidelity Total Bond Fund	June 30	$ 114

During the twelve-month period ending June 30, 2010, Fidelity Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Advisor Mortgage Securities Fund, and Fidelity Short-Term Bond Fund did not allocate brokerage commissions to firms for providing research or brokerage services.

VALUATION

For the non-multiple class fund, the fund's NAV is the value of a single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

For each multiple class fund, each class's NAV is the value of a single share. The NAV of each class is computed by adding the class's pro rata share of the value of the applicable fund's investments, cash, and other assets, subtracting the class's pro rata share of the applicable fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Futures contracts are valued at the settlement or closing price. Options are valued on the basis of market quotations, if available. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers. Securities of other open-end investment companies are valued at their respective NAVs.

Independent brokers or quotation services provide prices of foreign securities in their local currency. Fidelity Service Company, Inc. (FSC) gathers all exchange rates daily at the close of the New York Stock Exchange (NYSE) using the last quoted bid price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued at amortized cost, which approximates current value.

The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

BUYING, SELLING, AND EXCHANGING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

The funds may invest a substantial amount of their assets in one or more series of central funds. For federal income tax purposes, certain central funds ("partnership central funds") intend to be treated as partnerships that are not "publicly traded partnerships" and, as a result, will not be subject to federal income tax. A fund, as an investor in a partnership central fund, will be required to take into account in determining its federal income tax liability its share of the partnership central fund's income, gains, losses, deductions, and credits, without regard to whether it has received any cash distributions from the partnership central fund.

A partnership central fund will allocate at least annually among its investors, including the funds, each investor's share of the partnership central fund's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

Dividends. Because each fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of each fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements.

Capital Gain Distributions. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

As of August 31, 2010, Fidelity Intermediate Bond Fund had an aggregate capital loss carryforward of approximately $229,795,757. This loss carryforward, of which $54,134,757, $12,929,825, $131,740,604, and $30,990,571 will expire on August 31, 2014, 2016, 2017, and 2018, respectively, is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

As of August 31, 2010, Fidelity Investment Grade Bond Fund had an aggregate capital loss carryforward of approximately $488,599,948. This loss carryforward, of which $916, $107,986,034, $17,287,074, $179,145,865, and $184,180,059 will expire on August 31, 2013, 2014, 2016, 2017, and 2018, respectively, is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

As of August 31, 2010, Fidelity Advisor Mortgage Securities Fund had an aggregate capital loss carryforward of approximately $102,737,488. This loss carryforward, of which $3,419,713, $14,492,475, and $84,825,300 will expire on August 31, 2015, 2016, and 2017, respectively, is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

As of August 31, 2010, Fidelity Short-Term Bond Fund had an aggregate capital loss carryforward of approximately $380,964,876. This loss carryforward, of which $22,435,121, $14,472,418, $2,520,851, $20,065,385, $179,350,189, and $142,120,912 will expire on August 31, 2013, 2014, 2015, 2016, 2017, and 2018, respectively, is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.


Returns of Capital. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Foreign Tax Credit or Deduction. Foreign governments may withhold taxes on dividends and interest earned by a fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because each fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 189 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Kenneth L. Wolfe serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (48)

Year of Election or Appointment: 2009

Ms. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Ms. Johnson serves as President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Albert R. Gamper, Jr. (68)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). He also served as President and Chief Executive Officer of Tyco Capital Corporation (2001-2002). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (58)

Year of Election or Appointment: 2010

Mr. Gartland is a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-present) and is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (63)

Year of Election or Appointment: 2008

Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present) and AGL Resources, Inc. (holding company). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson and Ms. Abigail P. Johnson are not related.

Michael E. Kenneally (56)

Year of Election or Appointment: 2009

Previously, Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity Fixed Income and Asset Allocation Funds (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of the Credit Suisse Funds (U.S. mutual funds, 2004-2008) and certain other closed-end funds (2004-2005) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (69)

Year of Election or Appointment: 2007

Mr. Keyes serves as a member of the Boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, since 1998). Prior to his retirement, Mr. Keyes served as Chairman and Chief Executive Officer of Johnson Controls (automotive, building, and energy, 1998-2002) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (63)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is an Honorary Trustee of the Brookings Institution and a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California and the Foundation Board of the School of Architecture at the University of Virginia (2007-present). Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (71)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2008-present). Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Executive Officers:

Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
John R. Hebble (52)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments.

Boyce I. Greer (54)

Year of Election or Appointment: 2005

Vice President of Fidelity's Fixed Income Funds and Asset Allocation Funds (2005). Mr. Greer is also a Trustee of other investment companies advised by FMR. Mr. Greer is President of The North Carolina Capital Management Trust: Cash and Term Portfolio (2003-present), the Asset Allocation Division (2008-present), President and a Director of Strategic Advisers, Inc. (2008-present), President of FIMM 130/30 LLC (2008-present), Director of Ballyrock Investment Advisors LLC (2006-present), and an Executive Vice President of FMR (2005-present). Previously, Mr. Greer served as Executive Vice President of FMR Co., Inc. (2005-2009), President and Director of Fidelity Investments Money Management, Inc. (2007-2009) and as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Christopher P. Sullivan (56)

Year of Election or Appointment: 2009

Vice President of Fidelity's Bond Funds. Mr. Sullivan also serves as President of Fidelity's Bond Division (2009-present). Mr. Sullivan is Executive Vice President of Fidelity Investments Money Management, Inc. (2009-present), and a Director of Fidelity Management & Research (U.K.) Inc. (2010-present). Previously, Mr. Sullivan served as Managing Director, Co-Head of U.S. Fixed Income at Goldman Sachs Asset Management (2001-2009).

Christine J. Thompson (52)

Year of Election or Appointment: 2010

Vice President of Fidelity's Bond Funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments. Previously, Ms. Thompson served as Director of Municipal Bond Portfolio Managers (2002-2010).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

David J. Carter (37)

Year of Election or Appointment: 2010

Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Carter also serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Michael H. Whitaker (43)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker also serves as Chief Compliance Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present). Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
	Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Stephanie J. Dorsey (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Adrien E. Deberghes (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Deberghes also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Kenneth B. Robins (41)

Year of Election or Appointment: 2009

Assistant Treasurer of the Fidelity Fixed Income and Asset Allocation Funds. Mr. Robins also serves as President and Treasurer of other Fidelity funds (2008-present; 2010-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Standing Committees of the Funds' Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has three standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Wolfe currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' Chief Compliance Officer (CCO). The committee (i) serves as the primary point of contact for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended August 31, 2010, the committee held 22 meetings.

The Audit Committee is composed of all of the Independent Trustees, with Ms. Knowles currently serving as Chair. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer (CFO), with personnel responsible for the internal audit function of FMR LLC, and with the funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended August 31, 2010, the committee held five meetings.

The Governance and Nominating Committee is composed of Messrs. Wolfe (Chair) and Gamper, and Ms. Knowles. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended August 31, 2010, the committee held six meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2009.

Interested Trustees

DOLLAR RANGE OF FUND SHARES	Abigail P. Johnson	James C. Curvey
Fidelity Intermediate Bond Fund	none	none
Fidelity Investment Grade Bond Fund	none	none
Fidelity Advisor Mortgage Securities Fund	none	none
Fidelity Short-Term Bond Fund	none	none
Fidelity Total Bond Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
Independent Trustees

DOLLAR RANGE OF FUND SHARES	Albert R. Gamper, Jr.	Robert F. Gartland	Arthur E. Johnson	Michael E. Kenneally
Fidelity Intermediate Bond Fund	none	none	none	none
Fidelity Investment Grade Bond Fund	$10,001 - $50,000	none	none	none
Fidelity Advisor Mortgage Securities Fund	none	none	none	none
Fidelity Short-Term Bond Fund	none	none	none	none
Fidelity Total Bond Fund	$50,001 - $100,000	none	$50,001 - $100,000	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	none	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	James H. Keyes	Marie L. Knowles	Kenneth L. Wolfe
Fidelity Intermediate Bond Fund	none	none	none
Fidelity Investment Grade Bond Fund	none	none	none
Fidelity Advisor Mortgage Securities Fund	none	none	none
Fidelity Short-Term Bond Fund	none	none	none
Fidelity Total Bond Fund	over $100,000	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee for his or her services for the fiscal year ended August 31, 2010, or calendar year ended December 31, 2009, as applicable.

Compensation Table1

AGGREGATE COMPENSATION FROM A FUND	Albert R. Gamper, Jr.	Robert F. Gartland[2]	Arthur E. Johnson	Michael E. Kenneally[3]	James H. Keyes	Marie L. Knowles	Kenneth L. Wolfe

Fidelity Intermediate Bond FundB	$ 2,043	$ 1,050	$ 2,059	$ 2,016	$ 2,050	$ 2,205	$ 2,458

Fidelity Investment Grade Bond FundC	$ 3,081	$ 1,607	$ 3,104	$ 3,040	$ 3,090	$ 3,324	$ 3,705

Fidelity Advisor Mortgage Securities Fund	$ 440	$ 217	$ 444	$ 434	$ 442	$ 475	$ 529

Fidelity Short-Term Bond Fund	$ 3,297	$ 1,753	$ 3,321	$ 3,253	$ 3,306	$ 3,556	$ 3,966

Fidelity Total Bond FundD	$ 5,708	$ 2,856	$ 5,754	$ 5,633	$ 5,729	$ 6,162	$ 6,866

TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 374,500	$ 0	$ 372,500	$ 372,000	$ 373,500	$ 397,500	$ 447,000

1 Abigail P. Johnson and James C. Curvey are interested persons and are compensated by FMR.

2 Effective March 1, 2010, Mr. Gartland serves as a Member of the Board of Trustees.

3 For the period November 20, 2008 through July 14, 2009, Mr. Kenneally served as a Member of the Advisory Board of Fidelity Fixed-Income Trust and Fidelity Income Fund. Effective July 15, 2009, Mr. Kenneally serves as a Member of the Board of Trustees of Fidelity Fixed-Income Trust and Fidelity Income Fund.

A Reflects compensation received for the calendar year ended December 31, 2009 for 188 funds of 29 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2009, the Trustees accrued required deferred compensation from the funds as follows: Albert R. Gamper, Jr., $162,500; Arthur E. Johnson, $162,500; Michael E. Kenneally, $127,138; James H. Keyes, $162,500; Marie L. Knowles, $175,000; and Kenneth L. Wolfe, $200,000.

B Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $407; Arthur E. Johnson, $407; Michael E. Kenneally, $407; James H. Keyes, $407; Marie L. Knowles, $438; and Kenneth L. Wolfe, $501. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Robert F. Gartland, $758 and Arthur E. Johnson, $355.

C Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $602; Arthur E. Johnson, $602; Michael E. Kenneally, $602; James H. Keyes, $602; Marie L. Knowles, $648; and Kenneth L. Wolfe, $741. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Robert F. Gartland, $1,161 and Arthur E. Johnson, $553.

D Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $1,170; Arthur E. Johnson, $1,170; Michael E. Kenneally, $1,170; James H. Keyes, $1,170; Marie L. Knowles, $1,260; and Kenneth L. Wolfe, $1,440. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Robert F. Gartland, $2,061 and Arthur E. Johnson, $971.

As of August 31, 2010, the Trustees and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

As of August 31, 2010, the following owned of record and/or beneficially 5% or more of the outstanding shares of a class or a fund, as applicable:

Fund or Class Name	Owner Name	City	State	Ownership %
Fidelity Advisor Investment Grade Bond Fund: Class A	Hibernia Corp.	New Orleans	LA	33.88%
Fidelity Advisor Investment Grade Bond Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	8.06%
Fidelity Advisor Investment Grade Bond Fund: Class A	Nationwide Financial	Columbus	OH	5.79%
Fidelity Advisor Investment Grade Bond Fund: Class A	Morgan Stanley & Co Inc.	Jersey City	NJ	5.10%
Fidelity Advisor Investment Grade Bond Fund: Class T	UBS AG	Weehawken	NJ	9.86%
Fidelity Advisor Investment Grade Bond Fund: Class T	Intercontinental Asset Mgmt. Group Ltd.	San Antonio	TX	7.34%
Fidelity Advisor Investment Grade Bond Fund: Class T	Mesirow Financial Inc.	Chicago	IL	5.68%
Fidelity Advisor Investment Grade Bond Fund: Class T	BankAmerica Corp.	Jacksonville	FL	5.51%
Fidelity Advisor Investment Grade Bond Fund: Class T	Citigroup, Inc.	New York	NY	5.18%
Fidelity Advisor Investment Grade Bond Fund: Class T	Morgan Stanley & Co Inc.	Jersey City	NJ	5.10%
Fidelity Advisor Investment Grade Bond Fund: Class B	BankAmerica Corp.	Jacksonville	FL	17.21%
Fidelity Advisor Investment Grade Bond Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	7.54%
Fidelity Advisor Investment Grade Bond Fund: Class C	Wells Fargo Bank	Charlotte	NC	14.91%
Fidelity Advisor Investment Grade Bond Fund: Class C	BankAmerica Corp.	Jacksonville	FL	12.24%
Fidelity Advisor Investment Grade Bond Fund: Class C	LPL Financial	Boston	MA	7.40%
Fidelity Advisor Investment Grade Bond Fund: Institutional Class	Wells Fargo Bank	Charlotte	NC	33.61%
Fidelity Advisor Investment Grade Bond Fund: Institutional Class	LPL Financial	Boston	MA	21.14%
Fidelity Advisor Investment Grade Bond Fund: Institutional Class	BankAmerica Corp.	Jacksonville	FL	8.41%
Fidelity Advisor Investment Grade Bond Fund: Institutional Class	RBC Dain Rauscher Corp.	Minneapolis	MN	5.87%
Fidelity Investment Grade Bond Fund*	Strategic Advisers® Core Income Fund	Boston	MA	5.51%
Fidelity Advisor Mortgage Securities Fund: Class A	BankAmerica Corp.	Jacksonville	FL	9.24%
Fidelity Advisor Mortgage Securities Fund: Class A	UBS AG	Weehawken	NJ	7.13%
Fidelity Advisor Mortgage Securities Fund: Class A	Wells Fargo Bank	San Francisco	CA	6.32%
Fidelity Advisor Mortgage Securities Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	6.01%
Fidelity Advisor Mortgage Securities Fund: Class A	LPL Financial	Boston	MA	5.93%
Fidelity Advisor Mortgage Securities Fund: Class A	Citigroup, Inc.	New York	NY	5.58%
Fidelity Advisor Mortgage Securities Fund: Class T	Charter Oak Asset Management, Inc.	Cheshire	CT	9.68%
Fidelity Advisor Mortgage Securities Fund: Class T	Principal Financial Group	Middletown	CT	9.45%
Fidelity Advisor Mortgage Securities Fund: Class T	ADP	Roseland	NJ	5.65%
Fidelity Advisor Mortgage Securities Fund: Class B	BankAmerica Corp.	Jacksonville	FL	31.63%
Fidelity Advisor Mortgage Securities Fund: Class B	Citigroup, Inc.	Long Island City	NY	10.44%
Fidelity Advisor Mortgage Securities Fund: Class C	BankAmerica Corp.	Jacksonville	FL	15.38%
Fidelity Advisor Mortgage Securities Fund: Class C	Wells Fargo Bank	San Francisco	CA	6.95%
Fidelity Advisor Mortgage Securities Fund: Class C	LPL Financial	Boston	MA	6.40%
Fidelity Advisor Mortgage Securities Fund: Institutional Class	NRP Financial, Inc	Bryan	OH	19.16%
Fidelity Advisor Mortgage Securities Fund: Institutional Class	AXA Financial	New York	NY	7.51%
Fidelity Advisor Mortgage Securities Fund: Institutional Class	Stancorp Equities, Inc	Portland	OR	5.79%
Fidelity Advisor Mortgage Securities Fund: Institutional Class	LPL Financial	Boston	MA	5.42%
Fidelity Short-Term Bond Fund*	Fidelity Freedom Income Fund®	Boston	MA	6.99%
Fidelity Short-Term Bond Fund*	Fidelity Freedom 2010 Fund®	Boston	MA	6.52%
Fidelity Short-Term Bond Fund: Class F	Fidelity Freedom K® 2010 Fund	Boston	MA	22.07%
Fidelity Short-Term Bond Fund: Class F	Fidelity Freedom K® 2015 Fund	Boston	MA	22.04%
Fidelity Short-Term Bond Fund: Class F	Fidelity Freedom K® Income Fund	Boston	MA	21.03%
Fidelity Short-Term Bond Fund: Class F	Fidelity Freedom K® 2000 Fund	Boston	MA	15.33%
Fidelity Short-Term Bond Fund: Class F	Fidelity Freedom K® 2020 Fund	Boston	MA	15.16%
Fidelity Advisor Total Bond Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	87.24%
Fidelity Advisor Total Bond Fund: Class T	Charter Oak Asset Management, Inc.	Cheshire	CT	22.97%
Fidelity Advisor Total Bond Fund: Class T	Ameriprise Financial Corporation	Minneapolis	MN	9.07%
Fidelity Advisor Total Bond Fund: Class T	Legend Equities Corporation	Palm Beach Gardens	FL	8.13%
Fidelity Advisor Total Bond Fund: Class T	QA3 Financial Corporation	Omaha	NE	8.02%
Fidelity Advisor Total Bond Fund: Class T	LPL Financial	Boston	MA	7.51%
Fidelity Advisor Total Bond Fund: Class T	Wells Fargo Bank	Charlotte	NC	6.94%
Fidelity Advisor Total Bond Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	14.65%
Fidelity Advisor Total Bond Fund: Class B	BankAmerica Corp.	Jacksonville	FL	12.80%
Fidelity Advisor Total Bond Fund: Class B	Wells Fargo Bank	Charlotte	NC	8.71%
Fidelity Advisor Total Bond Fund: Class B	Legend Equities Corporation	Palm Beach Gardens	FL	7.51%
Fidelity Advisor Total Bond Fund: Class B	Cambridge Investment Research, Inc.	Fairfield	IA	7.45%
Fidelity Advisor Total Bond Fund: Class C	LPL Financial	Boston	MA	16.02%
Fidelity Advisor Total Bond Fund: Class C	Bryan Funding, Inc.	Canonsburg	PA	11.02%
Fidelity Advisor Total Bond Fund: Class C	Jackson National	Santa Monica	CA	5.70%
Fidelity Advisor Total Bond Fund: Institutional Class	New Hampshire Higher Education Savings Plan	Boston	MA	19.77%
Fidelity Advisor Total Bond Fund: Institutional Class	New Hampshire Higher Education Savings Plan	Boston	MA	18.04%
Fidelity Advisor Total Bond Fund: Institutional Class	New Hampshire Higher Education Savings Plan	Boston	MA	13.28%
Fidelity Advisor Total Bond Fund: Institutional Class	New Hampshire Higher Education Savings Plan	Boston	MA	13.01%
Fidelity Advisor Total Bond Fund: Institutional Class	New Hampshire Higher Education Savings Plan	Boston	MA	6.70%
Fidelity Advisor Total Bond Fund: Institutional Class	New Hampshire Higher Education Savings Plan	Boston	MA	5.65%
Fidelity Total Bond Fund: Class F	Fidelity Freedom K® 2020 Fund	Boston	MA	27.04%
Fidelity Total Bond Fund: Class F	Fidelity Freedom K® 2030 Fund	Boston	MA	15.72%
Fidelity Total Bond Fund: Class F	Fidelity Freedom K® 2015 Fund	Boston	MA	15.50%
Fidelity Total Bond Fund: Class F	Fidelity Freedom K® 2010 Fund	Boston	MA	13.51%
Fidelity Total Bond Fund: Class F	Fidelity Freedom K® 2025 Fund	Boston	MA	12.05%

* The ownership information shown above is for a class of shares of the fund.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, Fidelity Investments Money Management, Inc. (FIMM), Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Inc. (FMR Japan), Fidelity Research & Analysis Company (FRAC), and FMR Co., Inc. (FMRC). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d and Abigail P. Johnson family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FIL Limited, a Bermuda company formed in 1968, is the ultimate parent company of FIL Investment Advisors (FIA), FIL Investments (Japan) Limited (FIJ), and FIL Investment Advisors (UK) Limited (FIA(UK)). Edward C. Johnson 3d, Abigail P. Johnson, other Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FIMM, FMRC, FMR U.K., FMR H.K., FMR Japan, FRAC, FIJ, FIA, FIA(UK) (the Investment Advisers), FDC, and the funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, each fund or each class thereof, as applicable, pays all of its expenses that are not assumed (pursuant to the Fundwide Operations and Expense Agreement (Fundwide Agreement) or otherwise) by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. Pursuant to the Fundwide Agreement, FMR agrees to provide or arrange for certain services and to pay the ordinary administrative and operating expenses incurred by each fund that are not otherwise provided for under the management contract, including the fees and expenses of each fund's custodian, auditor, and pricing and bookkeeping agent (including the cost associated with administration of the securities lending program), but excluding the management fee, shareholder servicing agent fee, interest, taxes, brokerage commissions, securities lending costs, extraordinary expenses, fees and expenses of the Independent Trustees, and Rule 12b-1 fees, if any, in exchange for a fee equal to the difference, if any, between the management fee rate and 0.35%. The Fundwide Agreement effectively limits fund-level expenses to 0.35%.

Management Fees. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$ 1 billion	.3700%
3	-		6.3400	50.2188
6	-		9.3100	100.1869
9	-		12.2800	150.1736
12	-		15.2500	200.1652
15	-		18.2200	250.1587
18	-		21.2000	300.1536
21	-		24.1900	350.1494
24	-		30.1800	400.1459
30	-		36.1750	450.1427
36	-		42.1700	500.1399
42	-		48.1650	550.1372
48	-		66.1600	600.1349
66	-		84.1550	650.1328
84	-		120.1500	700.1309
120	-		156.1450	750.1291
156	-		192.1400	800.1275
192	-		228.1350	850.1260
228	-		264.1300	900.1246
264	-		300.1275	950.1233
300	-		336.1250	1,000.1220
336	-		372.1225	1,050.1209
372	-		408.1200	1,100.1197
408	-		444.1175	1,150.1187
444	-		480.1150	1,200.1177
480	-		516.1125	1,250.1167
516	-		587.1100	1,300.1158
587	-		646.1080	1,350.1149
646	-		711.1060	1,400.1141
711	-		782.1040	1,450.1132
782	-		860.1020	1,500.1125
860	-		946.1000	1,550.1117
946	-		1,041.0980	1,600.1110
1,041	-		1,145.0960	1,650.1103
1,145	-		1,260.0940	1,700.1096
1,260	-		1,386.0920	1,750.1089
1,386	-		1,525.0900	1,800.1083
1,525	-		1,677.0880	1,850.1077
1,677	-		1,845.0860	1,900.1070
Over			1,845.0840	1,950.1065
				2,000.1059

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,234 billion of group net assets - the approximate level for August 2010 - was 0.1170%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,234 billion.

Each fund's individual fund fee rate is 0.20%. Based on the average group net assets of the funds advised by FMR for August 2010, each fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Fidelity Intermediate Bond Fund	0.1170%	+	0.2000%	=	0.3170%
Fidelity Investment Grade Bond Fund	0.1170%	+	0.2000%	=	0.3170%
Fidelity Advisor Mortgage Securities Fund	0.1170%	+	0.2000%	=	0.3170%
Fidelity Short-Term Bond Fund	0.1170%	+	0.2000%	=	0.3170%
Fidelity Total Bond Fund	0.1170%	+	0.2000%	=	0.3170%

One-twelfth of the management fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.

Fund	Fiscal Years Ended August 31	Management Fees Paid to FMR
Fidelity Intermediate Bond Fund	2010	$ 14,210,310
	2009	$ 16,482,151
	2008	$ 24,183,059
Fidelity Investment Grade Bond Fund	2010	$ 21,541,566
	2009	$ 24,290,070
	2008	$ 34,342,331
Fidelity Advisor Mortgage Securities Fund	2010	$ 3,022,335
	2009	$ 3,339,096
	2008	$ 4,297,509
Fidelity Short-Term Bond Fund	2010	$ 23,148,406
	2009	$ 18,574,883
	2008	$ 22,089,496
Fidelity Total Bond Fund	2010	$ 39,479,275
	2009	$ 32,073,749
	2008	$ 31,993,893

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a fund's or class's returns and yield, and repayment of the reimbursement by a fund or class will lower its returns and yield.

Sub-Adviser - FIMM. On behalf of Fidelity Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Advisor Mortgage Securities Fund, and Fidelity Short-Term Bond Fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing investments for each fund. On behalf of Fidelity Total Bond Fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing certain types of investments for the fund. Under the terms of the sub-advisory agreements, FMR, and not the funds, pays FIMM's fees.

Sub-Adviser - FMRC. On behalf of Fidelity Total Bond Fund, FMR has entered into a sub-advisory agreement with FMRC pursuant to which FMRC has day-to-day responsibility for choosing certain types of investments for the fund. Under the terms of the sub-advisory agreement for the fund, FMR, and not the fund, pays FMRC's fees.

Sub-Adviser - FRAC. On behalf of Fidelity Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Advisor Mortgage Securities Fund, and Fidelity Short-Term Bond Fund, FMR, FIMM, and FRAC have entered into a research agreement. On behalf of Fidelity Total Bond Fund, FMR, FMRC, FIMM, and FRAC have entered into a research agreement. Pursuant to the research agreements, FRAC provides investment advice and research services on domestic issuers. Under the terms of the research agreements, FMR, FMRC, and FIMM, and not the funds, agree, in the aggregate, to pay FRAC.

Sub-Advisers - FMR U.K., FMR H.K., FMR Japan, FIA, FIA(UK), and FIJ. On behalf of Fidelity Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Advisor Mortgage Securities Fund, and Fidelity Short-Term Bond Fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR H.K., and FMR Japan. On behalf of Fidelity Total Bond Fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR H.K., FMR Japan, and FIA. On behalf of Fidelity Total Bond Fund, FIA, in turn, has entered into sub-advisory agreements with FIA(UK) and FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR and FIA, and not the funds, pay the sub-advisers.

Robert Galusza is lead manager of Fidelity Intermediate Bond Fund and receives compensation for his services. Ford O'Neil is co-manager of Fidelity Intermediate Bond Fund and receives compensation for his services. Jeffrey Moore is the portfolio manager of Fidelity Investment Grade Bond Fund and receives compensation for his services. William Irving is lead manager of Fidelity Advisor Mortgage Securities Fund and receives compensation for his services. Franco Castagliuolo is co-manager of Fidelity Advisor Mortgage Securities Fund and receives compensation for his services. Robert Galusza is lead manager of Fidelity Short-Term Bond Fund and receives compensation for his services. Robin Foley is co-manager of Fidelity Short-Term Bond Fund and receives compensation for her services. As of August 31, 2010, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. A component of each portfolio manager's bonus is based on the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of each portfolio manager's bonus that is linked to the investment performance of his or her fund is based on the pre-tax investment performance of the fund measured against the benchmark index identified below for the fund. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Fund	Benchmark Index
Fidelity Intermediate Bond Fund	Barclays Capital U.S. Intermediate Government/Credit Bond Index
Fidelity Investment Grade Bond Fund	Barclays Capital U.S. Aggregate Bond Index
Fidelity Advisor Mortgage Securities Fund	Barclays Capital U.S. MBS Index
Fidelity Short-Term Bond Fund	Barclays Capital U.S. 1-3 Year Government/Credit Bond Index

Ford O'Neil is lead manager of Fidelity Total Bond Fund and receives compensation for managing the high grade bond investments of the fund. Matthew Conti is co-manager of Fidelity Total Bond Fund and receives compensation for managing the high income bond investments of the fund. As of August 31, 2010, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Mr. O'Neil's base salary is determined by level of responsibility and tenure at FMR or its affiliates. A component of the lead manager's bonus is based on the pre-tax investment performance of the lead manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account. The pre-tax investment performance of the lead manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the lead manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of the lead manager's bonus is based on the lead manager's overall contribution to management of FMR. The portion of Mr. O'Neil's bonus that is linked to the investment performance of Fidelity Total Bond Fund is based on the pre-tax investment performance of the fund's assets allocated to the high grade bond asset class measured against the Barclays Capital U.S. Aggregate Bond Index.

Mr. Conti's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) within a benchmark index or defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR high yield funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of Mr. Conti's bonus that is linked to the investment performance of Fidelity Total Bond Fund's assets allocated to the high income asset class is based on the fund's pre-tax investment performance measured against The BofA Merrill Lynch U.S. High Yield Constrained IndexSM.

Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Galusza as of August 31, 2010:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	4	24
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 15,139	$ 2,355	$ 25,616
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Intermediate Bond Fund ($4,804 (in millions) assets managed) and Fidelity Short-Term Bond Fund ($8,130 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of August 31, 2010, the dollar range of shares of Fidelity Intermediate Bond Fund beneficially owned by Mr. Galusza was $100,001 - $500,000. As of August 31, 2010, the dollar range of shares of Fidelity Short-Term Bond Fund beneficially owned by Mr. Galusza was over $1,000,000.

The following table provides information relating to other accounts managed by Mr. O'Neil as of August 31, 2010:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	11	3	6
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 54,542	$ 5,958	$ 2,206
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Intermediate Bond Fund ($4,804 (in millions) assets managed) and Fidelity Total Bond Fund ($12,866 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of August 31, 2010, the dollar range of shares of Fidelity Intermediate Bond Fund beneficially owned by Mr. O'Neil was none. As of August 31, 2010, the dollar range of shares of Fidelity Total Bond Fund beneficially owned by Mr. O'Neil was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. Moore as of August 31, 2010:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	9	11
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 28,376	$ 7,772	$ 7,798
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Investment Grade Bond Fund ($7,626 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of August 31, 2010, the dollar range of shares of Fidelity Investment Grade Bond Fund beneficially owned by Mr. Moore was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Dr. Irving as of August 31, 2010:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	3	3
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	2
Assets Managed (in millions)	$ 37,671	$ 1,324	$ 612
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	$ 604

* Includes Fidelity Advisor Mortgage Securities Fund ($964 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of August 31, 2010, the dollar range of shares of Fidelity Advisor Mortgage Securities Fund beneficially owned by Dr. Irving was none.

The following table provides information relating to other accounts managed by Mr. Castagliuolo as of August 31, 2010:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	2	3
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	2
Assets Managed (in millions)	$ 29,206	$ 937	$ 612
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	$ 604

* Includes Fidelity Advisor Mortgage Securities Fund ($964 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of August 31, 2010, the dollar range of shares of Fidelity Advisor Mortgage Securities Fund beneficially owned by Mr. Castagliuolo was none.

The following table provides information relating to other accounts managed by Ms. Foley as of August 31, 2010:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	3	20
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 9,364	$ 2,169	$ 26,080
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Short-Term Bond Fund ($8,130 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of August 31, 2010, the dollar range of shares of Fidelity Short-Term Bond Fund beneficially owned by Ms. Foley was $50,001 - $100,000.

The following table provides information relating to other accounts managed by Mr. Conti as of August 31, 2010:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	1	3
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 4,500	$ 800	$ 912
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes assets of Fidelity Total Bond Fund managed by Mr. Conti ($952 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of August 31, 2010, the dollar range of shares of Fidelity Total Bond Fund beneficially owned by Mr. Conti was $50,001 - $100,000.

PROXY VOTING GUIDELINES

The following Proxy Voting Guidelines were established by the Board of Trustees of the funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the Independent Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I. General Principles

 A. Voting of shares will be conducted in a manner consistent with the best interests of Fidelity Fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

 B. FMR Investment Proxy Research votes proxies. In the event an Investment Proxy Research employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

 C. Except as set forth herein, FMR will generally vote in favor of routine management proposals.

 D. Non-routine proposals will generally be voted in accordance with the Guidelines.

 E. Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office and a member of senior management within FMR Investment Proxy Research. A significant pattern of such proposals or other special circumstances will be referred to the appropriate Fidelity Fund Board Committee or its designee.

 F. FMR will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, FMR will generally abstain.

 G. Many Fidelity Funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FMR will generally evaluate proposals in the context of the Guidelines, but FMR may, where applicable and feasible, take into consideration differing laws and regulations in the relevant foreign market in determining how to vote shares.

 H. In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, FMR will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FMR will generally not vote proxies in order to safeguard fund holdings information.

 I. Where a management-sponsored proposal is inconsistent with the Guidelines, FMR may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and FMR will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FMR will generally withhold authority for the election of directors at the next election.

II. Definitions (as used in this document)

 A. Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; and any other provision that eliminates or limits shareholder rights.

 B. Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

 C. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

 D. Sunset Provision - a condition in a charter or plan that specifies an expiration date.

 E. Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

 F. Poison Pill - a strategy employed by a potential take-over/target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

 G. Large-Capitalization Company - a company included in the Russell 1000® stock index.

 H. Small-Capitalization Company - a company not included in the Russell 1000 stock index that is not a Micro-Capitalization Company.

 I. Micro-Capitalization Company - a company with a market capitalization under US $300 million.

 J. Evergreen Provision - a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.

III. Directors

 A. Incumbent Directors

 FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

 FMR will also generally withhold authority for the election of all directors or directors on responsible committees if:

 1. An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

 With respect to Poison Pills, however, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

 a. The Poison Pill includes a Sunset Provision of less than five years;

 b. The Poison Pill includes a Permitted Bid Feature;

 c. The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

 d. Shareholder approval is required to reinstate the Poison Pill upon expiration.

 FMR will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

 2. The company refuses, upon request by FMR, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

 3. Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

 4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether the company has admitted to or settled a regulatory proceeding relating to options backdating; (iv) whether the compensation committee has lapsed or waived equity vesting restrictions; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.

 5. To gain FMR's support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

 6. The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

 7. The board is not composed of a majority of independent directors.

 B. Indemnification

 FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

 C. Independent Chairperson

 FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

 D. Majority Director Elections

 FMR will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FMR may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV. Compensation

 A. Equity award plans (including stock options, restricted stock awards, and other stock awards).

 FMR will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

 1. (a) The dilution effect of the shares outstanding and available for issuance pursuant to all plans, plus any new share requests is greater than 10% for a Large-Capitalization Company, 15% for a Small-Capitalization Company or 20% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the plan or the amendments is acceptable.

 2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

 3. In the case of stock awards, the restriction period is less than three years for non-performance-based awards, and less than one year for performance-based awards.

 4. The plan includes an Evergreen Provision.

 5. The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.

 FMR will consider approving an equity award plan or an amendment to authorize additional shares under such plan if, without complying with the guidelines immediately above, the following two conditions are met:

 1. The shares are granted by a compensation committee composed entirely of independent directors; and

 2. The shares are limited to 5% (Large-Capitalization Company) and 10% (Small- or Micro-Capitalization Company) of the shares authorized for grant under the plan.

 B. Equity Exchanges and Repricing

 FMR will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

 1. Whether the proposal excludes senior management and directors;

 2. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

 3. The company's relative performance compared to other companies within the relevant industry or industries;

 4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

 5. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

 C. Employee Stock Purchase Plans

 FMR will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

 D. Employee Stock Ownership Plans (ESOPs)

 FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

 E. Executive Compensation

 FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

 F. Bonus Plans and Tax Deductibility Proposals

 FMR will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V. Anti-Takeover Provisions

 FMR will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

 A. The Poison Pill includes the following features:

 1. A Sunset Provision of no greater than five years;

 2. Linked to a business strategy that is expected to result in greater value for the shareholders;

 3. Requires shareholder approval to be reinstated upon expiration or if amended;

 4. Contains a Permitted Bid Feature; and

 5. Allows the Fidelity Funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

 B. An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

 C. It is a fair price amendment that considers a two-year price history or less.

 FMR will generally vote in favor of proposals to eliminate Anti-Takeover Provisions. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI. Capital Structure/Incorporation

 A. Increases in Common Stock

 FMR will generally vote against a provision to increase a company's common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.

 B. New Classes of Shares

 FMR will generally vote against the introduction of new classes of stock with differential voting rights.

 C. Cumulative Voting Rights

 FMR will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

 D. Acquisition or Business Combination Statutes

 FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

 E. Incorporation or Reincorporation in Another State or Country

 FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII. Shares of Investment Companies

 A. When a Fidelity Fund invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, FMR will vote in the same proportion as all other voting shareholders of such underlying fund or class ("echo voting"). FMR may choose not to vote if "echo voting" is not operationally feasible.

 B. Certain Fidelity Funds may invest in shares of underlying Fidelity Funds which are held exclusively by Fidelity Funds or accounts managed by an FMR or an affiliate. FMR will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

VIII. Other

 A. Voting Process

 FMR will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

 B. Regulated Industries

 Voting of shares in securities of any regulated industry (e.g. U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g. the Federal Reserve Board) for a determination under applicable law (e.g. federal banking law) that no fund or group of funds has acquired control of such organization.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

For purposes of the following "Distribution Services" discussion, the term "shares" (as it relates to the funds) means, as applicable, the shares of the non-multiple class fund offered through the prospectus to which this SAI relates or one class of shares of a multiple class fund offered through the prospectus to which this SAI relates.

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans with respect to shares of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow shares of the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of Fidelity Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Short-Term Bond Fund, Fidelity Total Bond Fund and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), that provide those services. Currently, the Board of Trustees has authorized such payments for shares of Fidelity Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Short-Term Bond Fund, and Fidelity Total Bond Fund.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the fund, additional sales of shares of the fund or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to, intermediaries, including retirement plan sponsors, administrators, and service-providers (including affiliates of FDC). A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

A fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of a fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

For purposes of the following "Transfer and Service Agent Agreements" discussion, the term "shares" (as it relates to the funds) means, as applicable, the shares of the non-multiple class fund offered through the prospectus to which this SAI relates or the one class of shares of a multiple class fund offered through the prospectus to which this SAI relates.

Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreements, FIIOC (or an agent, including an affiliate) performs transfer agency services for shares of each fund.

For providing transfer agency services, FIIOC receives an asset-based fee, calculated and paid monthly on the basis of average daily net assets of shares of a fund, with respect to each position in a fund.

FIIOC also may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in certain funds of funds managed by an FMR affiliate, according to the percentage of the QTP's, or a fund of funds' assets that is invested in a fund.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Many fund shares are owned by intermediaries for the benefit of their customers. Since a fund often does not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

Each fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Each fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for shares of each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the funds are 0.0415% of the first $500 million of average net assets, 0.0301% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.


For administering each fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.


FMR bears the cost of pricing and bookkeeping services and administration of the securities lending program under the terms of its Fundwide Agreement with each fund.

Pricing and bookkeeping fees paid by FMR to FSC for the past three fiscal years are shown in the following table.

Fund	2010	2009	2008
Fidelity Intermediate Bond Fund	$ 1,151,156	$ 1,178,431	$ 1,281,582
Fidelity Investment Grade Bond Fund	$ 1,246,163	$ 1,278,587	$ 1,413,754
Fidelity Advisor Mortgage Securities Fund	$ 344,555	$ 371,542	$ 467,455
Fidelity Short-Term Bond Fund	$ 1,266,973	$ 1,205,415	$ 1,254,366
Fidelity Total Bond Fund	$ 1,478,636	$ 1,378,715	$ 1,383,166

For the fiscal years ended August 31, 2010, 2009, and 2008, FMR did not pay FSC for securities lending on behalf of Fidelity Advisor Mortgage Securities Fund.

Payments made by FMR to FSC for securities lending for the past three fiscal years are shown in the following table.

Fund	2010	2009	2008
Fidelity Intermediate Bond Fund	$ 1,715	$ 9,575	$ 43,175
Fidelity Investment Grade Bond Fund	$ 1,815	$ 510	$ 10,645
Fidelity Short-Term Bond Fund	$ 7,070	$ 14,530	$ 28,995
Fidelity Total Bond Fund	$ 4,195	$ 5,995	$ 51,750

DESCRIPTION OF THE TRUSTS

Trust Organization. Fidelity Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, and Fidelity Short-Term Bond Fund are funds of Fidelity Fixed-Income Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984. Currently, there are 19 funds offered in Fidelity Fixed-Income Trust: Fidelity Commodity Strategy Fund, Fidelity Corporate Bond Fund, Fidelity Dynamic Strategies Fund, Fidelity Inflation-Protected Bond Fund, Fidelity Intermediate Bond Fund, Fidelity Investment Grade Bond Fund, Money Market Portfolio, Fidelity Series Commodity Strategy Fund, Fidelity Series Global ex U.S. Index Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Short-Term Bond Fund, Fidelity Strategic Dividend & Income Fund, Fidelity Strategic Real Return Fund, Fidelity Tax-Free Bond Fund, Fidelity U.S. Bond Index Fund, Spartan® Intermediate Treasury Bond Index Fund, Spartan Long-Term Treasury Bond Index Fund, and Spartan Short-Term Treasury Bond Index Fund. Fidelity Advisor Mortgage Securities Fund is a fund of Fidelity Advisor Series II, an open-end management investment company created under an initial declaration of trust dated April 23, 1986. Currently, there are five funds offered in Fidelity Advisor Series II: Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Advisor Municipal Income Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Advisor Strategic Income Fund. Fidelity Total Bond Fund is a fund of Fidelity Income Fund, an open-end management investment company created under an initial declaration of trust dated August 7, 1984. Currently, there are 19 funds offered in Fidelity Income Fund: Fidelity GNMA Fund, Fidelity Government Income Fund, Fidelity Income Replacement 2016 FundSM, Fidelity Income Replacement 2018 FundSM, Fidelity Income Replacement 2020 FundSM, Fidelity Income Replacement 2022 FundSM, Fidelity Income Replacement 2024 FundSM, Fidelity Income Replacement 2026 FundSM, Fidelity Income Replacement 2028 FundSM, Fidelity Income Replacement 2030 FundSM, Fidelity Income Replacement 2032 FundSM, Fidelity Income Replacement 2034 FundSM, Fidelity Income Replacement 2036 FundSM, Fidelity Income Replacement 2038 FundSM, Fidelity Income Replacement 2040 FundSM, Fidelity Income Replacement 2042 FundSM, Fidelity Intermediate Government Income Fund, Fidelity Total Bond Fund, and Fidelity Ultra-Short Bond Fund. The Trustees are permitted to create additional funds in the trusts and to create additional classes of the funds.

The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds or classes.

Shareholder Liability. Each trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

Each Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. Each Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Each Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

Each trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of each trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of Fidelity Investment Grade Bond Fund. The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of Fidelity Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, and Fidelity Short-Term Bond Fund. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of Fidelity Total Bond Fund. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets of Fidelity Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Short-Term Bond Fund, and Fidelity Total Bond Fund in connection with repurchase agreement transactions. The Bank of New York Mellon, headquartered in New York, also may serve as a special purpose custodian of certain assets of Fidelity Investment Grade Bond Fund and Fidelity Total Bond Fund in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, each fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firms. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for Fidelity Investment Grade Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Short-Term Bond Fund, and Fidelity Total Bond Fund and provides other audit, tax, and related services.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for Fidelity Intermediate Bond Fund and provides other audit related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended August 31, 2010, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not. Acquired funds include other investment companies (such as central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

FUND HOLDINGS INFORMATION

Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

Each fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the investment activities of each fund to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include: a fund's trustees; a fund's manager, its sub-advisers and their affiliates whose access persons are subject to a code of ethics; contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or their Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; and third-parties in connection with a bankruptcy proceeding relating to a fund holding. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third-parties that calculate information derived from holdings for use by FMR or its affiliates, (ii) third parties that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), (iii) ratings and rankings organizations, and (iv) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third-parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Thomson Vestek (full holdings, as of the end of the calendar quarter, 15 calendar days after the calendar quarter-end); Standard & Poor's Rating Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); Moody's Investors Service (full holdings monthly, (generally as of the last Friday of each month), generally the first Friday of the following month); Anacomp Inc. (full or partial holdings daily, on the next business day); and MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day).

FMR, its affiliates, or the funds will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, FMR desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the funds' SAI.

There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

APPENDIX

Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Freedom Income Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom K, Spartan, and Strategic Advisers are registered trademarks of FMR LLC.

Fidelity Advisor, Fidelity Income Replacement 2016 Fund, Fidelity Income Replacement 2018 Fund, Fidelity Income Replacement 2020 Fund, Fidelity Income Replacement 2022 Fund, Fidelity Income Replacement 2024 Fund, Fidelity Income Replacement 2026 Fund, Fidelity Income Replacement 2028 Fund, Fidelity Income Replacement 2030 Fund, Fidelity Income Replacement 2032 Fund, Fidelity Income Replacement 2034 Fund, Fidelity Income Replacement 2036 Fund, Fidelity Income Replacement 2038 Fund, Fidelity Income Replacement 2040 Fund, and Fidelity Income Replacement 2042 Fund are service marks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

Fidelity Advisor Series II
PEA No. 91 ('33 Act)
Amendment No. 93 ('40 Act)

PART C. OTHER INFORMATION

Item 28. Exhibits

(a) (1) Amended and Restated Declaration of Trust, dated November 14, 2001, is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment Nos. 56 & 58.

(2) Certificate of Amendment to the Declaration of Trust, dated March 16, 2005, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment Nos. 74 & 76.

(3) Certificate of Amendment to the Declaration of Trust, dated April 16, 2008, is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment Nos. 83 & 85.

(b) Bylaws of the Trust, as amended and dated June 17, 2004, are incorporated herein by reference to Exhibit (b) of Fidelity Summer Street Trust's (File No. 002-58542) Post-Effective Amendment No. 63.

(c) Not applicable.

(d) (1) Management Contract, dated August 1, 2007, between Fidelity Advisor Intermediate Bond Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment Nos. 80 & 82.

(2) Management Contract, dated August 1, 2007, between Fidelity Advisor Mortgage Securities Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment Nos. 80 & 82.

(3) Management Contract, dated August 1, 2007, between Fidelity Advisor Municipal Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment Nos. 80 & 82.

(4) Management Contract, dated August 1, 2007, between Fidelity Advisor Short Fixed-Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment Nos. 80 & 82.

(5) Management Contract, dated August 1, 2007, between Fidelity Advisor Strategic Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment Nos. 80 & 82.

(6) Sub-Advisory Agreement, dated December 1, 2001, between Fidelity International Investment Advisors (currently known as FIL Investment Advisors) and Fidelity International Investment Advisors (U.K.) Limited (currently known as FIL Investment Advisors (UK) Limited), on behalf of Fidelity Advisor Strategic Income Fund is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment Nos. 56 & 58.

(7) Amendment to Sub-Advisory Agreement, dated August 1, 2007, between Fidelity International Investment Advisors (currently known as FIL Investment Advisors) and Fidelity International Investment Advisors (U.K.) Limited (currently known as FIL Investment Advisors (UK) Limited), on behalf of Fidelity Advisor Strategic Income Fund is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment Nos. 83 & 85.

(8) Sub-Advisory Agreement, dated December 1, 2001, between Fidelity International Investment Advisors (currently known as FIL Investment Advisors) and Fidelity Investments Japan Limited (currently known as FIL Investments (Japan) Limited), on behalf of Fidelity Advisor Strategic Income Fund is incorporated herein by reference to Exhibit (d)(35) of Post-Effective Amendment Nos. 56 & 58.

(9) Amendment to Sub-Advisory Agreement, dated August 1, 2007, between Fidelity International Investment Advisors (currently known as FIL Investment Advisors) and Fidelity Investments Japan Limited (currently known as FIL Investments (Japan) Limited), on behalf of Fidelity Advisor Strategic Income Fund is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment Nos. 83 & 85.

(10) Sub-Advisory Agreement, dated December 1, 2001, between Fidelity Management & Research Company and Fidelity International Investment Advisors (currently known as FIL Investment Advisors), on behalf of Fidelity Advisor Strategic Income Fund, is incorporated herein by reference to Exhibit (d)(32) of Post-Effective Amendment Nos. 56 & 58.

(11) Amended and Restated Sub-Advisory Agreement, dated August 1, 2007, between Fidelity International Investment Advisors (currently known as FIL Investment Advisors) and Fidelity Management & Research Company, on behalf of Fidelity Advisor Series II on behalf of Fidelity Advisor Strategic Income Fund, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 82 & 84.

(12) Sub-Advisory Agreement, dated February 26, 1999, between Fidelity Management & Research Company and Fidelity Investments Money Management, Inc., on behalf of Fidelity Advisor Intermediate Bond Fund, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 44.

(13) Sub-Advisory Agreement, dated February 26, 1999, between Fidelity Management & Research Company and Fidelity Investments Money Management, Inc., on behalf of Fidelity Advisor Mortgage Securities Fund, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment No. 44.

(14) Sub-Advisory Agreement, dated February 26, 1999, between Fidelity Management & Research Company and Fidelity Investments Money Management, Inc., on behalf of Fidelity Advisor Municipal Income Fund, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 44.

(15) Sub-Advisory Agreement, dated January 1, 1999, between Fidelity Management & Research Company and Fidelity Investments Money Management, Inc., on behalf of Fidelity Advisor Short Fixed-Income Fund, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 44.

(16) Sub-Advisory Agreement, dated January 1, 1999, between Fidelity Management & Research Company and Fidelity Investments Money Management, Inc., on behalf of Fidelity Advisor Strategic Income Fund, is incorporated herein by reference to Exhibit (d)(28) of Post-Effective Amendment No. 44.

(17) Sub-Advisory Agreement, dated January 1, 2001, between Fidelity Management & Research Company and FMR Co., Inc., on behalf of Fidelity Advisor Strategic Income Fund, is incorporated herein by reference to Exhibit (d)(36) of Post-Effective Amendment Nos. 53 & 55.

(18) Sub-Advisory Agreement, dated September 9, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (Hong Kong) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(34) of Fidelity Income Fund's (File No. 002-92661) Post-Effective Amendment No. 75.

(19) Schedule A, dated July 1, 2010, to the Sub-Advisory Agreement, dated September 9, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (Hong Kong) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(43) of Fidelity Fixed-Income Trust's (File No. 002-41839) Post-Effective Amendment No. 143.

(20) Sub-Advisory Agreement, dated September 29, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (Japan) Inc., on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(36) of Fidelity Income Fund's (File No. 002-92661) Post-Effective Amendment No. 75.

(21) Schedule A, dated July 1, 2010, to the Sub-Advisory Agreement, dated September 29, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (Japan) Inc., on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(47) of Fidelity Fixed-Income Trust's (File No. 002-41839) Post-Effective Amendment No. 143.

(22) Sub-Advisory Agreement, dated June 19, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(32) of Fidelity Income Fund's (File No. 002-92661) Post-Effective Amendment No. 74.

(23) Schedule A, dated July 1, 2010, to the Sub-Advisory Agreement, dated June 19, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(51) of Fidelity Fixed-Income Fund's (File No. 002-41839) Post-Effective Amendment No. 143.

(24) General Research Services Agreement and Schedule B, each dated January 20, 2006, among Fidelity Management & Research Company, FMR Co., Inc., Fidelity Investments Money Management Inc., and Fidelity Research & Analysis Company, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(38) of Variable Insurance Products Fund's (File No. 002-75010) Post-Effective Amendment No. 62.

(25) Schedule A, dated July 1, 2010, to the General Research Services Agreement, dated January 20, 2006, among Fidelity Management & Research Company, FMR Co., Inc., Fidelity Investments Money Management Inc., and Fidelity Research & Analysis Company, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(57) of Fidelity Fixed-Income Trust's (File No. 002-41839) Post-Effective Amendment No. 143.

(e) (1) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Distributors Corporation and Fidelity Advisor Intermediate Bond Fund is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment Nos. 80 & 82.

(2) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Distributors Corporation and Fidelity Advisor Mortgage Securities Fund is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment Nos. 80 & 82.

(3) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Distributors Corporation and Fidelity Advisor Municipal Income Fund is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment Nos. 80 & 82.

(4) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Distributors Corporation and Fidelity Advisor Short Fixed-Income Fund is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 80 & 82.

(5) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Distributors Corporation and Fidelity Advisor Strategic Income Fund is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment Nos. 80 & 82.

(6) Form of Selling Dealer Agreement (most recently revised April 2006) is incorporated herein by reference to Exhibit (e)(12) of Post-Effective Amendment Nos. 76 & 78.

(7) Form of Bank Agency Agreement (most recently revised April 2006) is incorporated herein by reference to Exhibit (e)(13) of Post-Effective Amendment Nos. 76 & 78.

(8) Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised April 2006) is incorporated herein by reference to Exhibit (e)(14) of Post-Effective Amendment Nos. 76 & 78.

(f) Amended and Restated Fee Deferral Plan of the Non-Interested Person Trustees of the Fidelity Fixed Income and Asset Allocation Funds, effective as of September 15, 1995 and amended and restated through January 1, 2010 is incorporated herein by reference to Exhibit (f) of Fidelity Fixed-Income Trust's (File No. 002-41839) Post-Effective Amendment No. 137.

(g) (1) Custodian Agreement and Appendix C, D, and E, dated January 1, 2007, between The Bank of New York (currently known as The Bank of New York Mellon) and Fidelity Advisor Series II on behalf of Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Advisor Strategic Income Fund are incorporated herein by reference to Exhibit (g)(1) of Fidelity Advisor Series IV's (File No. 002-83672) Post-Effective Amendment No. 88.

(2) Appendix A, dated October 2, 2008, to the Custodian Agreement, dated January 1, 2007, between The Bank of New York (currently known as The Bank of New York Mellon) and Fidelity Advisor Series II on behalf of Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Advisor Strategic Income Fund is incorporated herein by reference to Exhibit (g)(2) of Fidelity Fixed-Income Trust's (File No. 002-41839) Post-Effective Amendment No. 116.

(3) Appendix B, dated October 30, 2009, to the Custodian Agreement, dated January 1, 2007, between The Bank of New York Mellon (formerly known as The Bank of New York) and Fidelity Advisor Series II on behalf of Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Advisor Strategic Income Fund is incorporated herein by reference to Exhibit (g)(3) of Fidelity Fixed-Income Trust's (File No. 002-41839) Post-Effective Amendment No. 141.

(4) Custodian Agreement and Appendix C, D, and E, dated January 1, 2007, between Citibank, N.A. and Fidelity Advisor Series II on behalf of Fidelity Advisor Municipal Income Fund are incorporated herein by reference to Exhibit (g)(5) of Fidelity Securities Fund's (File No. 002-93601) Post-Effective Amendment No. 73.

(5) Appendix A, dated May 5, 2009, to the Custodian Agreement, dated January 1, 2007, between Citibank, N.A. and Fidelity Advisor Series II on behalf of Fidelity Advisor Municipal Income Fund is incorporated herein by reference to Exhibit (g)(5) of Fidelity Summer Street Trust's (File No. 002-58542) Post-Effective Amendment No. 78.

(6) Appendix B, dated April 15, 2009, to the Custodian Agreement, dated January 1, 2007, between Citibank, N.A. and Fidelity Advisor Series II on behalf of Fidelity Advisor Municipal Income Fund is incorporated herein by reference to Exhibit (g)(6) of Fidelity Summer Street Trust's (File No. 002-58542) Post-Effective Amendment No. 78.

(7) Fidelity Group Repo Custodian Agreement among The Bank of New York (currently known as The Bank of New York Mellon), J. P. Morgan Securities, Inc., and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(8) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York (currently known as The Bank of New York Mellon) and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(9) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(10) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(11) Joint Trading Account Custody Agreement between The Bank of New York (currently known as The Bank of New York Mellon) and the Registrant, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(12) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York (currently known as The Bank of New York Mellon) and the Registrant, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(13) Schedule A-1, Part I and Part IV dated December 2008, to the Fidelity Group Repo Custodian Agreements, Schedule 1s to the Fidelity Group Repo Custodian Agreements, Joint Trading Account Custody Agreement, and First Amendment to the Joint Trading Account Custody Agreement, between the respective parties and the Registrant, is incorporated herein by reference to Exhibit (g)(10) of Fidelity Trend Fund's (File No. 002-15063) Post-Effective Amendment No. 122.

(h) Not applicable.

(i) Legal Opinion of Dechert LLP, dated October 25, 2010, is filed herein as Exhibit (i).

(j) (1) Consent of Deloitte & Touche LLP, dated October 25, 2010, is filed herein as Exhibit (j)(1).

(2) Consent of PricewaterhouseCoopers LLP, dated October 25, 2010, is filed herein as Exhibit (j)(2).

(k) Not applicable.

(l) Not applicable.

(m) (1) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Intermediate Bond Fund: Class A is incorporated herein by reference to Exhibit (m)(21) of Post-Effective Amendment Nos. 55 & 57.

(2) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Intermediate Bond Fund: Class T is incorporated herein by reference to Exhibit (m)(22) of Post-Effective Amendment Nos. 55 & 57.

(3) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Intermediate Bond Fund: Class B is incorporated herein by reference to Exhibit (m)(13) of Post-Effective Amendment No. 46.

(4) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Intermediate Bond Fund: Class C is incorporated herein by reference to Exhibit (m)(14) of Post-Effective Amendment No. 46.

(5) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Intermediate Bond Fund: Institutional Class is incorporated herein by reference to Exhibit (m)(15) of Post-Effective Amendment Nos. 49 & 51.

(6) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Mortgage Securities Fund: Class A is incorporated herein by reference to Exhibit (m)(26) of Post-Effective Amendment Nos. 55 & 57.

(7) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Mortgage Securities Fund: Class T is incorporated herein by reference to Exhibit (m)(27) of Post-Effective Amendment Nos. 55 & 57.

(8) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Mortgage Securities Fund: Class B is incorporated herein by reference to Exhibit (m)(23) of Post-Effective Amendment No. 46.

(9) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Mortgage Securities Fund: Class C is incorporated herein by reference to Exhibit (m)(29) of Post-Effective Amendment Nos. 55 & 57.

(10) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Mortgage Securities Fund: Institutional Class is incorporated herein by reference to Exhibit (m)(24) of Post-Effective Amendment No. 46.

(11) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Mortgage Securities Fund: Initial Class (currently known as Fidelity Mortgage Securities Fund) is incorporated herein by reference to Exhibit (m)(25) of Post-Effective Amendment No. 46.

(12) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Municipal Income Fund: Class A is incorporated herein by reference to Exhibit (m)(32) of Post-Effective Amendment Nos. 55 & 57.

(13) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Municipal Income Fund: Class T is incorporated herein by reference to Exhibit (m)(33) of Post-Effective Amendment Nos. 55 & 57.

(14) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Municipal Income Fund: Class B is incorporated herein by reference to Exhibit (m)(28) of Post-Effective Amendment No. 46.

(15) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Municipal Income Fund: Class C is incorporated herein by reference to Exhibit (m)(29) of Post-Effective Amendment No. 46.

(16) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Municipal Income Fund: Institutional Class is incorporated herein by reference to Exhibit (m)(30) of Post-Effective Amendment No. 46.

(17) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Short Fixed-Income Fund: Class A is incorporated herein by reference to Exhibit (m)(37) to Post-Effective Amendment Nos. 55 & 57.

(18) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Short Fixed-Income Fund: Class T (formerly known as Class A) is incorporated herein by reference to Exhibit (m)(38) to Post-Effective Amendment Nos. 55 & 57.

(19) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Short Fixed-Income Fund: Class B is incorporated herein by reference to Exhibit (m)(40) of Post-Effective Amendment Nos. 61 & 63.

(20) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Short Fixed-Income Fund: Class C is incorporated herein by reference to Exhibit (m)(33) of Post-Effective Amendment No. 46.

(21) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Short Fixed-Income Fund: Institutional Class is incorporated herein by reference to Exhibit (m)(34) of Post-Effective Amendment No. 46.

(22) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Strategic Income Fund: Class A is incorporated herein by reference to Exhibit (m)(41) of Post-Effective Amendment Nos. 55 & 57.

(23) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Strategic Income Fund: Class T is incorporated herein by reference to Exhibit (m)(42) of Post-Effective Amendment Nos. 55 & 57.

(24) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Strategic Income Fund: Class B is incorporated herein by reference to Exhibit (m)(37) of Post-Effective Amendment No. 46.

(25) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Strategic Income Fund: Class C is incorporated herein by reference to Exhibit (m)(38) of Post-Effective Amendment No. 46.

(26) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Strategic Income Fund: Institutional Class is incorporated herein by reference to Exhibit (m)(39) of Post-Effective Amendment No. 46.

(n) (1) Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Funds with Retail, Retirement and/or Advisor Funds, dated March 18, 2009, on behalf of the Registrant is incorporated herein by reference to Exhibit (n)(1) of Fidelity Fixed-Income Trust's (File No. 002-41839) Post-Effective Amendment No. 123.

(2) Schedule I (Fixed-Income), dated July 1, 2010, to the Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Funds with Retail, Retirement and/or Advisor Funds, dated March 18, 2009, on behalf of the Registrant is incorporated herein by reference to Exhibit (n)(2) of Fidelity Fixed-Income Trust's (File No. 002-41839) Post-Effective Amendment No. 143.

(p) (1) Code of Ethics, dated 2010, adopted by the funds and Fidelity Management & Research Company, Fidelity Investments Money Management, Inc., FMR Co., Inc., Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan), Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, and Fidelity Distributors Corporation pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(1) of Fidelity Aberdeen Street Trust's (File No. 033-43529) Post-Effective Amendment No. 49.

(2) Code of Ethics, dated February 2010, adopted by FIL Limited, Fidelity Investments Japan Limited (currently known as FIL Investment (Japan) Limited), FIL Investment Advisors, and FIL Investment Advisors (UK) Limited pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(2) of Fidelity Investment Trust's (File No. 002-90649) Post-Effective Amendment No. 112.

Item 29. Trusts Controlled by or under Common Control with this Trust

The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Item 30. Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC's performance under the Transfer Agency Agreement; or

(2) any claim, demand, action or suit (except to the extent contributed to by FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC's acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify FIIOC for FIIOC's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Fund for the same events. Under the Transfer Agency Agreement, the Trust agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:

(1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names the Transfer Agent and/or the Trust as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or

(2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Trust, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 31. Business and Other Connections of Investment Advisers

(1) FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d

Chairman of the Board and Director of Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Research & Analysis Company (FRAC), and Fidelity Investments Money Management, Inc. (FIMM); Chief Executive Officer, Chairman of the Board, and Director of FMR LLC; Chairman and Director of FIL Limited. Trustee of funds advised by FMR.

Peter S. Lynch	Vice Chairman and Director of FMR and FMRC and a member of the Advisory Board of funds advised by FMR.

Jacques P. Perold	President of FMR (2009); President and Director of FIMM (2009).

Timothy J. Barrett	Assistant Treasurer of FMR, FMRC, FMR LLC, FMR U.K., FIMM, FRAC, Strategic Advisers, Inc. (2009) and FMR Japan (2010).

James C. Curvey	Director of FMR, FMRC, FIMM (2009), and FRAC (2009); Director and Vice Chairman of FMR LLC; Trustee of funds advised by FMR.

Scott C. Goebel

Senior Vice President, Secretary and General Counsel of FMR and FMRC (2008); Assistant Secretary of FIMM, FMR Japan, FMR U.K., and FRAC (2008); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) (2008).

Boyce I. Greer	Executive Vice President of FMR; President and Director of Strategic Advisers, Inc. (2008). Previously served as Executive Vice President of FMRC (2009) and as President and Director of FIMM (2009).

Joseph A. Hanlon	Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, FMR H.K., FMR Japan, and Strategic Advisers, Inc. (2009).

Kenneth A. Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FMR H.K. (2008) and FMR Japan (2008).

John J. Remondi	Director of FMR, FMRC, FRAC (2009), and FIMM (2009); Director and Executive Vice President (2008) of FMR LLC; Previously served as Chief Administrative Officer (2009) of FMR LLC.

Peter D. Stahl	Secretary of Strategic Advisers, Inc. (2010), Assistant Secretary of FMR, FMRC, FMR Japan, FMR U.K., FRAC, FIMM, and FDC (2008). Previously served as Assistant Secretary of Strategic Advisers, Inc.

J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FDC, FMR LLC, and FMR Japan (2008); Vice President, Taxation, of FMR LLC.

JS Wynant

Senior Vice President and Treasurer of FMR, FMRC, FRAC and FIMM (2008); Director and Treasurer of FMR U.K. and FMR Japan (2008); Treasurer of FMR H.K. (2008). Previously served as Vice President of FMR and FMRC (2008).

(2) FMR CO., INC. (FMRC)

FMRC provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d

Chairman of the Board and Director of Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Research & Analysis Company (FRAC), and Fidelity Investments Money Management, Inc. (FIMM); Chief Executive Officer, Chairman of the Board, and Director of FMR LLC; Chairman and Director of FIL Limited. Trustee of funds advised by FMR.

Brian B. Hogan	President of FMRC (2009).

Peter S. Lynch	Vice Chairman and Director of FMR and FMRC and member of the Advisory Board of funds advised by FMR.

Timothy J. Barrett	Assistant Treasurer of FMR, FMRC, FMR LLC, FMR U.K., FIMM, FRAC, Strategic Advisers, Inc. (2009) and FMR Japan (2010).

James C. Curvey	Director of FMR, FMRC, FIMM (2009), and FRAC (2009); Director and Vice Chairman of FMR LLC; Trustee of funds advised by FMR.

Scott C. Goebel	Senior Vice President, Secretary and General Counsel of FMR and FMRC (2008); Assistant Secretary of FIMM, FMR Japan, FMR U.K., and FRAC (2008); Chief Legal Officer of FMR H.K. (2008).

Joseph A. Hanlon	Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, FMR H.K., FMR Japan, and Strategic Advisers, Inc. (2009).

Kenneth A. Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FMR H.K. (2008) and FMR Japan (2008).

John J. Remondi	Director of FMR, FMRC, FRAC (2009), and FIMM (2009); Director and Executive Vice President (2008) of FMR LLC; Previously served as Chief Administrative Officer (2009) of FMR LLC.

Peter D. Stahl	Secretary of Strategic Advisers, Inc. (2010), Assistant Secretary of FMR, FMRC, FMR Japan, FMR U.K., FRAC, FIMM, and FDC (2008). Previously served as Assistant Secretary of Strategic Advisers, Inc.

J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FDC, FMR LLC, and FMR Japan (2008); Vice President, Taxation, of FMR LLC.

JS Wynant

Senior Vice President and Treasurer of FMR, FMRC, FRAC and FIMM (2008); Director and Treasurer of FMR U.K. and FMR Japan (2008); Treasurer of FMR H.K. (2008). Previously served as Vice President of FMR and FMRC (2008).

(3) FIDELITY MANAGEMENT & RESEARCH (HONG KONG) LIMITED (FMR H.K.)

FMR H.K. provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Matthew C. Torrey

President and Chief Executive Officer (2010) and Director (2008) of FMR Japan; President and Chief Executive Officer (2010) and Director of FMR U.K; President and Chief Executive Officer (2010), Managing Director of Research (2008), and Director of FMR H.K. Previously served as Director and Managing Director of Research of FMR Japan (2010) and FMR U.K. (2010).

Mark X. Burns	Director, Executive Director, and Head of Office of FMR H.K. (2008).

Markus Eichacker	Chief Investment Officer (2010), Director (2010), and Managing Director of Research (2009) of FMR H.K.

Scott C. Goebel	Senior Vice President, Secretary and General Counsel of FMR and FMRC (2008); Assistant Secretary of FIMM, FMR Japan, FMR U.K., and FRAC (2008); Chief Legal Officer of FMR H.K. (2008).

Joseph A. Hanlon	Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, FMR H.K., FMR Japan, and Strategic Advisers, Inc. (2009).

Kenneth A. Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FMR H.K. (2008) and FMR Japan (2008).

JS Wynant

Senior Vice President and Treasurer of FMR, FMRC, FRAC and FIMM (2008); Director and Treasurer of FMR U.K. and FMR Japan (2008); Treasurer of FMR H.K. (2008). Previously served as Vice President of FMR and FMRC (2008).

Sharon Yau Wong	Director; Director of Investment Services-Asia of FMR H.K. (2008).

Tricor Corporate Secretary Limited	Secretary of FMR H.K.

(4) FIDELITY MANAGEMENT & RESEARCH (JAPAN) INC. (FMR JAPAN)

FMR Japan provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Matthew C. Torrey

President and Chief Executive Officer (2010) and Director (2008) of FMR Japan; President and Chief Executive Officer (2010) and Director of FMR U.K; President and Chief Executive Officer (2010), Managing Director of Research (2008), and Director of FMR H.K. Previously served as Director and Managing Director of Research of FMR Japan (2010) and FMR U.K. (2010).

Timothy J. Barrett	Assistant Treasurer of FMR, FMRC, FMR LLC, FMR U.K., FIMM, FRAC, Strategic Advisers, Inc. (2009) and FMR Japan (2010).

Scott C. Goebel	Senior Vice President, Secretary and General Counsel of FMR and FMRC (2008); Assistant Secretary of FIMM, FMR Japan, FMR U.K., and FRAC (2008); Chief Legal Officer of FMR H.K. (2008).

Joseph A. Hanlon	Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, FMR H.K., FMR Japan, and Strategic Advisers, Inc. (2009).

Kenneth A. Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FMR H.K. (2008) and FMR Japan (2008).

Peter D. Stahl	Secretary of Strategic Advisers, Inc. (2010), Assistant Secretary of FMR, FMRC, FMR Japan, FMR U.K., FRAC, FIMM, and FDC (2008). Previously served as Assistant Secretary of Strategic Advisers, Inc.

Susan Sturdy	Secretary of FMR Japan (2010) and FMR U.K. (2010).

Takeya Suzuki	Director of FMR Japan (2010); Managing Director of Research, Japan of FMR Japan (2009).

J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FDC, FMR LLC, and FMR Japan (2008); Vice President, Taxation, of FMR LLC.

JS Wynant

Senior Vice President and Treasurer of FMR, FMRC, FRAC and FIMM (2008); Director and Treasurer of FMR U.K. and FMR Japan (2008); Treasurer of FMR H.K. (2008). Previously served as Vice President of FMR and FMRC (2008).

(5) FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)

FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Matthew C. Torrey

President and Chief Executive Officer (2010) and Director (2008) of FMR Japan; President and Chief Executive Officer (2010) and Director of FMR U.K; President and Chief Executive Officer (2010), Managing Director of Research (2008), and Director of FMR H.K. Previously served as Director and Managing Director of Research of FMR Japan (2010) and FMR U.K. (2010).

Bruce T. Herring	Director (2010) and Chief Investment Officer (2010) of FMR U.K.

Christopher P. Sullivan	Executive Vice President of FIMM (2009); Director of FMR U.K. (2010).

Robert P. Brown	Director and Managing Director of Research of FMR U.K. (2008); Executive Vice President of FIMM (2010).

Timothy J. Barrett	Assistant Treasurer of FMR, FMRC, FMR LLC, FMR U.K., FIMM, FRAC, Strategic Advisers, Inc. (2009) and FMR Japan (2010).

Lawrence J. Brindisi	Director, Executive Director and Executive Vice President of FMR U.K.

Scott C. Goebel	Senior Vice President, Secretary and General Counsel of FMR and FMRC (2008); Assistant Secretary of FIMM, FMR Japan, FMR U.K., and FRAC (2008); Chief Legal Officer of FMR H.K. (2008).

David Hamlin	Managing Director of Research of FMR U.K. (2008).

Joseph A. Hanlon	Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, FMR H.K., FMR Japan, and Strategic Advisers, Inc. (2009).

John B. McHale	Managing Director of Research of FMR U.K. (2009).

Kenneth A. Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FMR H.K. (2008) and FMR Japan (2008).

Peter D. Stahl	Secretary of Strategic Advisers, Inc. (2010), Assistant Secretary of FMR, FMRC, FMR Japan, FMR U.K., FRAC, FIMM, and FDC (2008). Previously served as Assistant Secretary of Strategic Advisers, Inc.

Susan Sturdy	Secretary of FMR Japan (2010) and FMR U.K. (2010).

J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FDC, FMR LLC, and FMR Japan (2008); Vice President, Taxation, of FMR LLC.

JS Wynant

Senior Vice President and Treasurer of FMR, FMRC, FRAC and FIMM (2008); Director and Treasurer of FMR U.K. and FMR Japan (2008); Treasurer of FMR H.K. (2008). Previously served as Vice President of FMR and FMRC (2008).

(6) FIDELITY RESEARCH & ANALYSIS COMPANY (FRAC)

FRAC provides investment advisory services to Fidelity Management & Research Company, Fidelity Management Trust Company, FMR Co., Inc., and Fidelity Investments Money Management, Inc. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d

Chairman of the Board and Director of Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Research & Analysis Company (FRAC), and Fidelity Investments Money Management, Inc. (FIMM); Chief Executive Officer, Chairman of the Board, and Director of FMR LLC; Chairman and Director of FIL Limited. Trustee of funds advised by FMR.

James C. Curvey	Director of FMR, FMRC, FIMM (2009), and FRAC (2009); Director and Vice Chairman of FMR LLC; Trustee of funds advised by FMR.

Timothy J. Barrett	Assistant Treasurer of FMR, FMRC, FMR LLC, FMR U.K., FIMM, FRAC, Strategic Advisers, Inc. (2009) and FMR Japan (2010).

Scott C. Goebel	Senior Vice President, Secretary and General Counsel of FMR and FMRC (2008); Assistant Secretary of FIMM, FMR Japan, FMR U.K., and FRAC (2008); Chief Legal Officer of FMR H.K. (2008).

Joseph A. Hanlon	Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, FMR H.K., FMR Japan, and Strategic Advisers, Inc. (2009).

Kenneth A. Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FMR H.K. (2008) and FMR Japan (2008).

John J. Remondi	Director of FMR, FMRC, FRAC (2009), and FIMM (2009); Director and Executive Vice President (2008) of FMR LLC; Previously served as Chief Administrative Officer (2009) of FMR LLC.

Peter D. Stahl	Secretary of Strategic Advisers, Inc. (2010), Assistant Secretary of FMR, FMRC, FMR Japan, FMR U.K., FRAC, FIMM, and FDC (2008). Previously served as Assistant Secretary of Strategic Advisers, Inc.

J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FDC, FMR LLC, and FMR Japan (2008); Vice President, Taxation, of FMR LLC.

JS Wynant

Senior Vice President and Treasurer of FMR, FMRC, FRAC and FIMM (2008); Director and Treasurer of FMR U.K. and FMR Japan (2008); Treasurer of FMR H.K. (2008). Previously served as Vice President of FMR and FMRC (2008).

(7) FIDELITY INVESTMENTS MONEY MANAGEMENT, INC. (FIMM)

FIMM provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d

Chairman of the Board and Director of Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Research & Analysis Company (FRAC), and Fidelity Investments Money Management, Inc. (FIMM); Chief Executive Officer, Chairman of the Board, and Director of FMR LLC; Chairman and Director of FIL Limited. Trustee of funds advised by FMR.

Jacques P. Perold	President of FMR (2009); President and Director of FIMM (2009).

Robert P. Brown	Director and Managing Director of Research of FMR U.K. (2008); Executive Vice President of FIMM (2010).

Timothy J. Barrett	Assistant Treasurer of FMR, FMRC, FMR LLC, FMR U.K., FIMM, FRAC, Strategic Advisers, Inc. (2009) and FMR Japan (2010).

James C. Curvey	Director of FMR, FMRC, FIMM (2009), and FRAC (2009); Director and Vice Chairman of FMR LLC; Trustee of funds advised by FMR.

Scott C. Goebel	Senior Vice President, Secretary and General Counsel of FMR and FMRC (2008); Assistant Secretary of FIMM, FMR Japan, FMR U.K., and FRAC (2008); Chief Legal Officer of FMR H.K. (2008).

Joseph A. Hanlon	Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, FMR H.K., FMR Japan, and Strategic Advisers, Inc. (2009).

Kenneth A. Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FMR H.K. (2008) and FMR Japan (2008).

John J. Remondi	Director of FMR, FMRC, FRAC (2009), and FIMM (2009); Director and Executive Vice President (2008) of FMR LLC; Previously served as Chief Administrative Officer (2009) of FMR LLC.

Peter D. Stahl	Secretary of Strategic Advisers, Inc. (2010), Assistant Secretary of FMR, FMRC, FMR Japan, FMR U.K., FRAC, FIMM, and FDC (2008). Previously served as Assistant Secretary of Strategic Advisers, Inc.

Christopher P. Sullivan	Executive Vice President of FIMM (2009); Director of FMR U.K. (2010).

J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FDC, FMR LLC, and FMR Japan (2008); Vice President, Taxation, of FMR LLC.

JS Wynant

Senior Vice President and Treasurer of FMR, FMRC, FRAC and FIMM (2008); Director and Treasurer of FMR U.K. and FMR Japan (2008); Treasurer of FMR H.K. (2008). Previously served as Vice President of FMR and FMRC (2008).

(8) FIL INVESTMENT ADVISORS (FIA)

The directors and officers of FIA have held, during the past two fiscal years, the following positions of a substantial nature.

David J. Saul	President (2009) and Director of FIA.

Lori Blackwood	Chief Compliance Officer of FIA (2008).

John Ford	Director of FIA (2009); Executive Officer and Director of FIJ.

Frank Mutch	Director of FIA.

Allan Pelvang	Director and Vice President of FIA.

Rosalie Powell	Company Secretary of FIA (2009).

Robert Stewart	Director of FIA.

Elizabeth Hickmott	Assistant Secretary of FIA (2009).

Natalie Trusler	Assistant Secretary of FIA.

Andrew Wells	Director of FIA.

(9) FIL INVESTMENT ADVISORS (UK) LIMITED (FIA(UK))

The directors and officers of FIA(UK) have held, during the past two fiscal years, the following positions of a substantial nature.

Andrew Morris	Chief Compliance Officer and Director of FIA(UK).

Doug Naismith	Chief Executive Officer, Chairman, and Director of FIA(UK) (2008).

Andrew Jones	Director of FIA(UK) (2010).

Andrew Wells	Director of FIA(UK) (2010).

FIL Administration Ltd.	Company Secretary of FIA(UK).

(10) FIL INVESTMENTS (JAPAN) LIMITED (FIJ)

The directors and officers of FIJ have held, during the past two fiscal years, the following positions of a substantial nature.

Thomas Balk	Representative Executive Officer and Director of FIJ.

John Ford	Director of FIA (2009); Executive Officer and Director of FIJ.

Brad Fresia	Director of FIJ (2010).

June Gardner	Director of FIJ (2010).

Matthew Heath	Director of FIJ (2010).

Tetsuya Koizumi	Executive Officer of FIJ (2008).

Chris Quinlan	Executive Officer of FIJ (2010).

Hideki Sato	Executive Officer of FIJ (2008).

Steve Seneque	Executive Officer of FIJ (2010).

Masaya Shikama	Executive Officer of FIJ (2008).

Mamiko Wakabayashi	Executive Officer of FIJ.

Principal business addresses of the investment adviser, sub-advisers and affiliates.

Fidelity Management & Research Company (FMR)
82 Devonshire Street
Boston, MA 02109

FMR Co., Inc. (FMRC)
82 Devonshire Street
Boston, MA 02109

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.)
Floor 19, 41 Connaught Road Central
Hong Kong

Fidelity Management & Research (Japan) Inc. (FMR Japan)
82 Devonshire Street
Boston, MA 02109

Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
82 Devonshire Street
Boston, MA 02109

Fidelity Research & Analysis Company (FRAC)
82 Devonshire Street
Boston, MA 02109

Fidelity Investments Money Management, Inc. (FIMM)
82 Devonshire Street
Boston, MA 02109

FIL Investment Advisors (FIA)
Pembroke Hall
42 Crow Lane
Pembroke HM19, Bermuda

FIL Investment Advisors (UK) Limited (FIA(UK))
Oakhill House,
130 Tonbridge Road,
Hildenborough, TN11 9DZ, United Kingdom

FIL Investments (Japan) Limited (FIJ)
Shiroyama Trust Tower
4-3-1, Toranomon, Minato-ku,
Tokyo 105-6019, Japan

Strategic Advisers, Inc.
82 Devonshire Street
Boston, MA 02109

FMR LLC
82 Devonshire Street
Boston, MA 02109

Fidelity Distributors Corporation (FDC)
82 Devonshire Street
Boston, MA 02109

Item 32. Principal Underwriters

(a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Thomas G. Coogan	Director and President (2009)	None
Jane Greene	Treasurer and Controller	None
Natalie Kavanaugh	Chief Legal Officer (2010)	None
William F. Loehning	Executive Vice President	None
Peter D. Stahl	Assistant Secretary (2008)	None
J. Gregory Wass	Assistant Treasurer	None

* 82 Devonshire Street, Boston, MA

(c) Not applicable.

Item 33. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company, or Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodians, The Bank of New York Mellon, 1 Wall Street, New York, NY, and Citibank, N.A., 111 Wall Street, New York, NY. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions. The Bank of New York Mellon, headquartered in New York, also may serve as a special purpose custodian of certain assets of Fidelity Advisor Municipal Income Fund in connection with repurchase agreement transactions.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment Nos. 91 & 93 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 29th day of October 2010.

Fidelity Advisor Series II
	By	/s/John R. Hebble
||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||		John R. Hebble, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/John R. Hebble		President and Treasurer	October 29, 2010
John R. Hebble		(Principal Executive Officer)

/s/Christine Reynolds		Chief Financial Officer	October 29, 2010
Christine Reynolds		(Principal Financial Officer)

/s/Abigail P. Johnson		Trustee	October 29, 2010
Abigail P. Johnson

/s/James C. Curvey	*	Trustee	October 29, 2010
James C. Curvey

/s/Robert F. Gartland	*	Trustee	October 29, 2010
Robert F. Gartland

/s/Albert R. Gamper	*	Trustee	October 29, 2010
Albert R. Gamper

/s/Arthur E. Johnson	*	Trustee	October 29, 2010
Arthur E. Johnson

/s/Michael E. Kenneally	*	Trustee	October 29, 2010
Michael E. Kenneally

/s/James H. Keyes	*	Trustee	October 29, 2010
James H. Keyes

/s/Marie L. Knowles	*	Trustee	October 29, 2010
Marie L. Knowles

/s/Kenneth L. Wolfe	*	Trustee	October 29, 2010
Kenneth L. Wolfe

*	By:	/s/Joseph R. Fleming
Joseph R. Fleming, pursuant to a power of attorney dated March 17, 2010 and filed herewith.

POWER OF ATTORNEY

We, the undersigned Directors or Trustees, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust

Fidelity Advisor Series II

Fidelity Advisor Series IV

Fidelity Boylston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Central Investment Portfolios II LLC

Fidelity Charles Street Trust

Fidelity Colchester Street Trust

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Fixed-Income Trust

Fidelity Garrison Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Massachusetts Municipal Trust

Fidelity Money Market Trust

Fidelity Municipal Trust

Fidelity Municipal Trust II

Fidelity Newbury Street Trust

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Oxford Street Trust

Fidelity Phillips Street Trust

Fidelity Revere Street Trust

Fidelity School Street Trust

Fidelity Union Street Trust

Fidelity Union Street Trust II

Variable Insurance Products Fund V

in addition to any other investment company for which Fidelity Management & Research Company ("FMR") or an affiliate acts as investment adviser and for which the undersigned individuals serve as Directors or Trustees (collectively, the "Funds"), hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving any investment company for which FMR or an affiliate acts as investment adviser and hereby constitute and appoint Joseph R. Fleming, John V. O'Hanlon, Robert W. Helm and Anthony H. Zacharski, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A, Form N-14, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 17, 2010.

WITNESS our hands on this 17th day of March 2010.

/s/James C. Curvey	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	/s/Michael E. Kenneally
James C. Curvey		Michael E. Kenneally
/s/Albert R. Gamper		/s/James H. Keyes
Albert R. Gamper		James H. Keyes
/s/Robert F. Gartland		/s/Marie L. Knowles
Robert F. Gartland		Marie L. Knowles
/s/Arthur E. Johnson		/s/Kenneth L. Wolfe
Arthur E. Johnson		Kenneth L. Wolfe